        As filed with the U.S. Securities and Exchange Commission on May 1, 2002
                                                      Registration No. 333-67744

--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933   [_]
                      POST-EFFECTIVE AMENDMENT NO. 1  [X]
                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                              (Exact name of trust)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                              --------------------

                             RONALD J. BOCAGE, ESQ.
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR

                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

         /__/ immediately upon filing pursuant to paragraph (b) of Rule 485

         /X/  on May 1, 2002 pursuant to paragraph (b) of Rule 485

         /__/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         /__/ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

         /__/ this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                        REPRESENTATION OF REASONABLENESS

         John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                      UNDERTAKING REGARDING IMDEMNIFICATION

         Pursuant to Article 8 of John Hancock's Bylaws and Chapter 156B,
Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus containing 149 pages.

         The undertaking to file reports.

         The representation of reasonableness.

         The undertaking regarding indemnification.

         The signatures.

         The following exhibits:

         I.A. (1) John Hancock Board Resolution establishing the separate account, is incorporated by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement of File No. 33-63842, filed on March 6, 1996

              (2)   Not Applicable

              (3)  (a)  Form of Distribution and Servicing Agreement by and
                        among Signator Investors, Inc. (previously known as "John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

                   (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

                   (c) Schedule of sales commissions included in Exhibit I.A.(3)(a) above.

              (4)   Not Applicable

              (5) Form of flexible premium variable life insurance policy, incorporated by reference from to the initial registration statement to this File, File No. 333-67744, filed on August 16, 2001.

              (6)  (a)  John Hancock's Restated Articles of Organization are
                        incorporated by reference from Post-Effective Amendment No. 10 the Registration Statement of File No. 333-76662, filed on March 7, 2001.

                   (b) John Hancock's Amended And Restated By-Laws are incorporated by reference to the Annual Report filed on Form 10-K, File No. 333-45862, filed March 27, 2002.

              (7)   Not applicable.

              (8)  (a)  Participation Agreement Among Variable Insurance
                        Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

                   (b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance

                        Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

                  (c) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"),and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

                  (d) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

                  (e) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, incorporated by reference to File 333-425, filed on Form S-6 on November 1, 2001.

               (9)  Not Applicable.

               (10) Forms of application for Policy incorporated by reference from to the initial registration statement to this File, File No. 333-67744, filed on August 16, 2001.

               (11) Not Applicable.  The Registrant invests only in shares of open-end Funds.

          2.   Included as Exhibit 1.A(5) above.

          3. Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 333-67744, filed on October 24, 2001.]

          4.   Not Applicable

          5.   Not Applicable

          6.   Opinion and consent of actuary, filed herewith.


          7.   Consent of independent auditors, filed herewith.

          8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the flexible policy pursuant to Rule 6e-3(T)(b)(12)(iii), incorporated by reference to Pre-Effective Amendment No. 1 to File 33-64364, filed on October 29, 1993.

          9. Powers of attorney for David F. D'Alessandro, Foster L. Aborn, Waye A. Budd, John M. Connors, Jr., John De Ciccio, Robert E. Fast, Kathleen Foley Feldstein, Nelson F. Gifford, Michael C. Hawley, Edward H Linde, Judith A. McHale, R. Robert Popeo, Richard F. Syron and Robert J Tarr are incorporated by reference to the initial registration statement of File No. 333-67744, filed on August 16, 2001. Power of attorney for Thomas P. Glynn, incorporated by reference to the initial registration statement to File No. 333-70743, filed on October, 2 2001.

          10. Representations, Description and Undertaking pursuant to Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 are incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to File No. 33-79108 filed October 10, 1994.

          11. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the John Hancock Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                                            On behalf of the Registrant,
                                            JOHN HANCOCK LIFE INSURANCE COMPANY
                                            (Depositor)


                                     By:      /s/ DAVID F. D'ALESSANDRO
                                        --------------------------------
                                               David F. D'Alessandro
                                               Chairman, President and Chief
                                               Executive Officer

Attest:  /s/ RONALD J. BOCAGE
        ----------------------------
          Ronald J. Bocage
          Vice President and Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.

/s/ THOMAS E. MOLONEY                                         May 1, 2002
------------------------------------
Thomas E. Moloney
Senior Executive Vice President and
Chief Financial Officer
(Principal Financial Officer and
Acting Principal Accounting Officer)


/s/ DAVID F. D'ALESSANDRO                                     May 1, 2002
---------------------------
David F. D'Alessandro
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Signing for himself and as Attorney-In-Fact for:

Foster L. Aborn            Director
Wayne A. Budd              Director
John M. Connors, Jr.       Director
John M. DeCiccio           Director
Robert E. Fast             Director
Kathleen Foley Feldstein   Director
Nelson S. Gifford          Director
Thomas P. Glynn            Director
Michael C. Hawley          Director
Edward H. Linde            Director
Judith A. McHale           Director
R. Robert Popeo            Director
Richard F. Syron           Director
Robert J. Tarr, Jr.        Director

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

On behalf of the Registrant
By John Hancock Life Insurance Company
(Depositor)


                                       By:      /s/ DAVID F. D'ALESSANDRO
                                                --------------------------
                                                 David F. D'Alessandro
                                                 Chairman, President and
                                                 Chief Executive Officer

Attest:  /s/ RONALD J. BOCAGE
         ---------------------------
          Ronald J. Bocage
          Vice President and Counsel

                          PROSPECTUS DATED MAY 1, 2002

--------------------------------------------------------------------------------
                            VARIABLE MASTER PLAN PLUS
--------------------------------------------------------------------------------

           a flexible premium variable life insurance policy issued by

               JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

     The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:

--------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                     MANAGED BY
  --------------------------                     ----------
  Equity Index ...............................   SSgA Funds Management, Inc.
  Large Cap Value ............................   T. Rowe Price Associates, Inc.
  Large Cap Value CORE(SM) ...................   Goldman Sachs Asset Management
  Large Cap Growth ...........................   Independence Investment LLC
  Large Cap Aggressive Growth ................   Alliance Capital Management L.P.
  Growth & Income ............................   Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value ..........................   Wellington Management Company, LLP
  Multi Cap Growth ...........................   Janus Capital Management, LLC
  Fundamental Growth .........................   Putnam Investment Management, LLC
  Small/Mid Cap CORE(SM) .....................   Goldman Sachs Asset Management
  Small/Mid Cap Growth .......................   Wellington Management Company, LLP
  Small Cap Equity ...........................   Capital Guardian Trust Company
  Small Cap Value ............................   T. Rowe Price Associates, Inc.
  Small Cap Growth ...........................   John Hancock Advisers, LLC
  V.A. Relative Value ........................   John Hancock Advisers, LLC
  AIM V.I. Premier Equity ....................   A I M Advisors, Inc.
  AIM V.I. Capital Development ...............   A I M Advisors, Inc.
  Fidelity VIP Growth ........................   Fidelity Management and Research Company
  Fidelity VIP Contrafund(R) .................   Fidelity Management and Research Company
  MFS Investors Growth Stock .................   MFS Investment Management(R)
  MFS Research ...............................   MFS Investment Management(R)
  MFS New Discovery ..........................   MFS Investment Management(R)
  International Equity Index .................   Independence Investment LLC
  International Opportunities ................   T. Rowe Price International, Inc.
  Fidelity VIP Overseas ......................   Fidelity Management and Research Company
  Emerging Markets Equity ....................   Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth ...............   Janus Capital Management, LLC
  Real Estate Equity .........................   Independence Investment LLC and Morgan Stanley Investment Management Inc.
  Health Sciences ............................   Putnam Investment Management, LLC
  V.A. Financial Industries ..................   John Hancock Advisers, LLC
  Janus Aspen Global Technology ..............   Janus Capital Management, LLC
  Managed ....................................   Independence Investment LLC and Capital Guardian Trust Company
  Global Balanced ............................   Capital Guardian Trust Company
  Short-Term Bond ............................   Independence Investment LLC
  Bond Index .................................   Mellon Bond Associates, LLP
  Active Bond ................................   John Hancock Advisers, LLC
  V.A. Strategic Income ......................   John Hancock Advisers, LLC
  High Yield Bond ............................   Wellington Management Company, LLP
  Global Bond ................................   Capital Guardian Trust Company
  Money Market ...............................   Wellington Management Company, LLP
  Brandes International Equity ...............   Brandes Investment Partners, L.P.
  Turner Core Growth .........................   Turner Investment Partners, Inc.
  Frontier Capital Appreciation ..............   Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity ...............   The Clifton Group
  Business Opportunity Value .................   Iridian Asset Management LLC
--------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), the Janus Aspen Series (Service Shares Class), and the M Fund, Inc. (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                       JOHN HANCOCK LIFE SERVICING OFFICE
                       ----------------------------------

                    EXPRESS DELIVERY            U.S. MAIL
                    ----------------            ---------
                  529 Main Street (X-4)        P.O. Box 111
                  Charlestown, MA 02129      Boston, MA 02117

                             PHONE: 1-800-521-1234

                              FAX: 1-617-572-6956

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus -- it is not the policy. The prospectus
                                        ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

       . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

       . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

       . Behind the illustrations is a section called "Additional Information"
         that gives more details about the policy. It generally does not repeat
                                                                     ---
         information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 32.

       . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 46.

       . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 149.

     After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

     This part of the prospectus provides answers to commonly asked questions about the policy.
Here are the page numbers where the questions and answers appear:

Question                                                                           Beginning on page
--------                                                                           -----------------
..What is the policy? ...........................................................           5

..Who owns the policy? ..........................................................           5

..How can you invest money in the policy? .......................................           5

..Is there a minimum amount you must invest? ....................................           6

..How will the value of your investment in the policy change over time? .........           7

..What charges will we deduct from your investment in the policy? ...............           8

..What charges will the Series Funds deduct from your investment in the
  policy? ......................................................................           9

..What other charges could we impose in the future? .............................          12

..How can you change your policy's investment allocations? ......................          12

..How can you access your investment in the policy? .............................          13

..How much will we pay when the insured person dies? ............................          14

..How can you change your policy's insurance coverage? ..........................          16

..Can you cancel your policy after it's issued? .................................          17

..Can you choose the form in which we pay out policy proceeds? ..................          17

..To what extent can we vary the terms and conditions of our policies in                   18
  particular cases? ............................................................

..How will your policy be treated for income tax purposes? ......................          18

..How do you communicate with us? ...............................................          19


WHAT IS THE POLICY?

    The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected. If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to any group certificate we issue and not to the master group policy.

    While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

      . Determine when and how much you invest in the various investment options

      . Borrow or withdraw amounts you have in the investment options

      . Change the beneficiary who will receive the death benefit

      . Change the amount of insurance

      . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

      . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

    That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

    We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

    Each premium payment must be at least $100.

Maximum premium payments

    Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
39. Also, we may refuse to accept any amount of an additional premium if:

      . that amount of premium would increase our insurance risk exposure, and

      . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating.

Ways to pay premiums

    If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

    We will also accept premiums:

      . by wire or by exchange from another insurance company, or

      . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

    The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" below).

Lapse and reinstatement

    Your policy can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

    From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

    Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from my investment in the policy?" below.

    The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

    At any time, the "account value" of your policy is equal to:

      . the amount you invested,

      . plus or minus the investment experience of the investment options you've chosen,

      . minus all charges we deduct, and

      . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 37.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

.. Premium tax charge - A charge to cover state premium taxes we currently expect
  ------------------
  to pay, on average. This charge is currently 2.35% of each premium.

.. DAC tax charge - A charge to cover the increased Federal income tax burden
  --------------
  that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

.. Sales charge - A charge to help defray our sales costs. The current charge is
  ------------
  9% of premiums received in each of the first 10 policy years up to the Target Premium, 3% of premiums received in each of policy years 11 through 20 up to the Target Premium, and 0% of premiums received in each policy year thereafter up to the Target Premium. We reserve the right to increase the percentages for policy years 11 through 20 and thereafter up to 5% and 3%, respectively. Because policies of this type were first offered in 1994, the lower current rates after the tenth policy year are not yet applicable to any policy. No charge is currently deducted from premiums received in excess of the Target Premium, but we reserve the right to impose such a charge of up to 3% of such excess premiums received in any policy year. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

.. Optional enhanced cash value rider charge - A charge imposed if you elect this
  -----------------------------------------
  rider. The charge is .50% of premiums received in each of the first seven policy years. The charge is imposed on premiums received in each policy year up to an amount equal to five times the Target Premium.

Deductions from account value

.. Issue charge - A monthly charge to help defray our administrative costs. This
  ------------
  charge has two parts: (1) a flat dollar charge of $12.50 deducted only during the first three policy years, and (2) a charge per $1,000 of Sum Insured at issue that varies by age and that is deducted only during the first ten policy years. Both parts of this charge will appear in the "Policy Specifications" section of the policy. As an example, the second part of this monthly charge for a 45 year old is 3.4c per $1,000 of Sum Insured.

.. Administrative charge - A monthly charge to help defray our administrative
  ---------------------
  costs. This charge also has two parts: (1) a flat dollar charge of up to $4 (currently $2.50), and (2) a charge of up to 1.2c per $1,000 of Sum Insured at issue (currently .4c per $1,000 of Sum Insured at issue).

.. Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

.. Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

.. M &E charge - A daily charge for mortality and expense risks we assume. This
  -----------
  charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .05% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .40%.

.. Optional benefits charge - Monthly charges for any optional insurance benefits
  ------------------------
  added to the policy by means of a rider.

.. Partial withdrawal charge - A charge for each partial withdrawal of account
  -------------------------
  value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                           ----------------
                                                                                              Total Fund        Total Fund
                                             Investment  Distribution and  Other Operating    Operating          Operating
                                             Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                        Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                                    ----------  ----------------  ---------------  --------------   -----------------
JOHN HANCOCK VARIABLE SERIES TRUST I
  (NOTE 1):
Equity Index ..............................    0.13%           N/A              0.07%           0.20%             0.20%
Large Cap Value ...........................    0.75%           N/A              0.08%           0.83%             0.83%
Large Cap Value CORE(SM) ..................    0.75%           N/A              0.10%           0.85%             0.88%
Large Cap Growth ..........................    0.38%           N/A              0.03%           0.41%             0.41%
Large Cap Aggressive Growth ...............    0.87%           N/A              0.10%           0.97%             1.06%
Growth & Income ...........................    0.67%           N/A              0.05%           0.72%             0.72%
Fundamental Value * .......................    0.89%           N/A              0.10%           0.99%             1.20%
Multi Cap Growth* .........................    0.93%           N/A              0.10%           1.03%             1.03%
Fundamental Growth ........................    0.90%           N/A              0.10%           1.00%             1.19%
Small/Mid Cap CORE(SM) ....................    0.80%           N/A              0.10%           0.90%             1.15%
Small/Mid Cap Growth ......................    0.97%           N/A              0.10%           1.07%             1.07%
Small Cap Equity ..........................    0.90%           N/A              0.10%           1.00%             1.02%
Small Cap Value ...........................    0.95%           N/A              0.10%           1.05%             1.08%
Small Cap Growth ..........................    1.05%           N/A              0.10%           1.15%             1.17%
International Equity Index ................    0.17%           N/A              0.10%           0.27%             0.40%
International Opportunities ...............    1.14%           N/A              0.10%           1.24%             1.39%
Emerging Markets Equity ...................    1.52%           N/A              0.10%           1.62%             4.24%
Real Estate Equity ........................    1.00%           N/A              0.07%           1.07%             1.07%
Health Sciences ...........................    1.00%           N/A              0.10%           1.10%             1.19%
Managed ...................................    0.67%           N/A              0.06%           0.73%             0.73%
Global Balanced ...........................    1.05%           N/A              0.10%           1.15%             1.36%
Short-Term Bond ...........................    0.60%           N/A              0.08%           0.68%             0.68%
Bond Index ................................    0.15%           N/A              0.09%           0.24%             0.24%
Active Bond ...............................    0.62%           N/A              0.05%           0.67%             0.67%
High Yield Bond ...........................    0.80%           N/A              0.10%           0.90%             1.00%
Global Bond ...............................    0.85%           N/A              0.10%           0.95%             0.95%
Money Market ..............................    0.25%           N/A              0.07%           0.32%             0.32%

JOHN HANCOCK DECLARATION TRUST (NOTE 2):
V.A. Relative Value .......................    0.60%           N/A              0.14%           0.74%             0.74%
V.A. Financial Industries .................    0.80%           N/A              0.09%           0.89%             0.89%
V.A. Strategic Income .....................    0.60%           N/A              0.10%           0.70%             0.70%

AIM VARIABLE INSURANCE FUNDS - SERIES I
  SHARES:
AIM V.I. Premier Equity Fund* * ...........    0.60%           N/A              0.25%           0.85%             0.85%

AIM VARIABLE INSURANCE FUNDS - SERIES II
  SHARES:
AIM V.I. Capital Development Fund .........    0.75%          0.25%             0.41%           1.41%             1.41%

VARIABLE INSURANCE PRODUCTS FUND -
  SERVICE CLASS  (NOTE 3):
Fidelity VIP Growth .......................    0.58%          0.10%             0.10%           0.78%             0.78%
Fidelity VIP Overseas .....................    0.73%          0.10%             0.20%           1.03%             1.03%
                                                                                           ----------------

                                                                                       ----------------
                                                                                          Total Fund        Total Fund
                                         Investment  Distribution and  Other Operating    Operating          Operating
                                         Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                                ----------  ----------------  ---------------  --------------  ------------------
VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 3):
Fidelity VIP Contrafund(R) ............    0.58%          0.10%             0.10%           0.78%             0.78%

MFS VARIABLE INSURANCE TRUST - INITIAL
 CLASS SHARES (NOTE 4):
MFS Investors Growth Stock ............    0.75%           N/A              0.17%           0.92%             0.92%
MFS Research ..........................    0.75%           N/A              0.15%           0.90%             0.90%
MFS New Discovery .....................    0.90%           N/A              0.16%           1.06%             1.09%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 5):
Janus Aspen Worldwide Growth ..........    0.65%          0.25%             0.04%           0.94%             0.94%
Janus Aspen Global Technology .........    0.65%          0.25%             0.05%           0.95%             0.95%

M FUND, INC.  (NOTE 6):
Brandes International Equity ..........    0.75%           N/A              0.25%           1.00%             1.02%
Turner Core Growth ....................    0.45%           N/A              0.25%           0.70%             0.90%
Frontier Capital Appreciation .........    0.90%           N/A              0.25%           1.15%             1.15%
Clifton Enhanced U.S. Equity ..........    0.38%           N/A              0.25%           0.63%             0.78%
Business Opportunity Value ............    0.65%           N/A              0.25%           0.90%             0.90%
                                                                                       ----------------


NOTES TO FUND EXPENSE TABLE
  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. Percentages shown for the Health Sciences Fund are annualized. "CORE/SM/" is a service mark of Goldman, Sachs & Co.

   * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

  **  AIM V.I. Premier Equity Fund was formerly "AIM V.I. Value Fund."

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through rearrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.90% for MFS Investors Growth Stock, 0.89% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Fund, such that the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the fund.

  (5) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2001. Expenses are shown without the effect of any expense offset arrangement.

  (6) Percentages shown for M Fund, Inc. funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets. Percentages shown for the Business Opportunity Value Fund are estimates because the fund was not in operation in 2001.


WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

   You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

   Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of the variable investment options.

   Transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

 . The most you can transfer at any one time is the greater of (i) $500, or (ii)
   20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

   You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the first three policy years, a refund of all sales charges deducted within 365 days prior to the date of surrender. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

   You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's Sum Insured to fall below $100,000. Any partial withdrawal will reduce your death benefit under any of the death benefit options (see "How much will we pay when the insured person dies?" on page 14). Under Option A or Option M, such a partial withdrawal will reduce the Sum Insured. Under Option B, such a partial withdrawal will reduce your account value.

Policy loans

    You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page
7). The maximum amount you can borrow is equal to 90% of your account value.

    The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.5% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" on page 39).

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

    In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

    When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Sum Insured, or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Sum
       Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount.

     . Option M - The death benefit will equal the greater of (1) the Sum
       Insured plus any optional extra death benefit (as described below), or
       (2) the minimum insurance amount.

   For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A or Option M. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A or Option M than under Option B for the same premium payments.

Optional extra death benefit feature

   The optional extra death benefit is determined as follows:

     . First, we multiply your account value plus any refund of sales charges by a factor specified in the policy. The factor is based on the insured person's age on the date of calculation.

     . We will then subtract your Sum Insured.

   This feature may result in the Option M death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy.

The minimum insurance amount

   In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if Option M is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the "required additional death benefit factor" applicable on that date. In this case, the death benefit factors are derived by applying the guideline premium and cash value corridor test. The death benefit factor starts out at
2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. Regardless of which test you elect, a table showing the required additional death benefit factor for each policy year will appear in the policy.

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 39). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Enhanced cash value rider

   In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first seven policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

   After the first policy year, you may request an increase in the Sum Insured. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 36.

Decrease in coverage

   After the first policy year, you may request a reduction in the Sum Insured, but only if:

     . the remaining Sum Insured will be at least $100,000, and

     . the remaining Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

   We may refuse any decrease in Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 36.

Change of death benefit option

   At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.

Tax consequences

   Please read "Tax considerations" starting on page 39 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

   You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by John Hancock of the Notice of Withdrawal
       Right; or

     . 45 days after the date Part A of the application has been completed.

   This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to John Hancock at one of the addresses shown on page 2, or to the John Hancock representative who delivered the policy to you.

   In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

   You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

   You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

   There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

   Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

   Insurance laws and regulations apply to John Hancock in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

   We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 39.

HOW DO YOU COMMUNICATE WITH US

General Rules

   You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 2.

   Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial withdrawals

     . change of death benefit option

     . increase or decrease in Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

   The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

   You should mail or express all written requests to the John Hancock Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

   We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

   If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

   The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

      ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

    The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male standard non-smoker underwriting risk when the policy is issued.

    Tables are provided for each of the three death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits have been elected, (ii) no loans or withdrawals are made, (iii) no increases or decreases in coverage are requested , and (iv) no change in the death benefit option is requested.

    With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .75%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .12%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

    The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

    Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES


                                                 Death Benefit                                  Surrender Value
                                  --------------------------------------------   --------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of   Assuming hypothetical gross annual return of
  End of       accumulated at     --------------------------------------------   --------------------------------------------
Policy Year  5% annual interest        0%              6%             12%             0%              6%              12%
-----------  ------------------   -------------  --------------  -------------   -------------  --------------  -------------
     1              5,530           100,000         100,000         100,000          4,587           4,870            5,152
     2             11,337           100,000         100,000         100,000          9,021           9,869           10,750
     3             17,434           100,000         100,000         100,000         13,396          15,105           16,950
     4             23,836           100,000         100,000         100,000         17,782          20,665           23,902
     5             30,559           100,000         100,000         100,000         22,224          26,614           31,741
     6             37,617           100,000         100,000         100,000         26,639          32,886           40,478
     7             45,028           100,000         100,000         100,000         31,063          39,533           50,244
     8             47,280           100,000         100,000         100,000         30,508          41,288           55,577
     9             49,644           100,000         100,000         100,899         29,955          43,142           61,524
    10             52,126           100,000         100,000         106,992         29,407          45,100           68,148
    11             54,732           100,000         100,000         113,329         28,894          47,201           75,552
    12             57,469           100,000         100,000         122,306         28,371          49,410           83,771
    13             60,342           100,000         100,000         131,908         27,835          51,730           92,893
    14             63,359           100,000         100,000         142,169         27,288          54,171          103,021
    15             66,527           100,000         100,000         153,119         26,728          56,739          114,268
    16             69,853           100,000         100,000         164,793         26,161          59,446          126,764
    17             73,346           100,000         100,000         180,010         25,579          62,296          140,633
    18             77,013           100,000         100,000         196,580         24,957          65,286          156,016
    19             80,864           100,000         100,000         214,628         24,308          68,434          173,087
    20             84,907           100,000         100,000         234,276         23,620          71,748          192,029
    25            108,366           100,000         105,767         374,204         19,302          91,179          322,590
    30            138,305           100,000         124,443         580,418         13,119         116,302          542,447
    35            176,516           100,000         156,059         959,382          2,920         148,628          913,697

 _________________________

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                  --------------------------------------------    --------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at     --------------------------------------------    --------------------------------------------
Policy Year  5% annual interest        0%             6%             12%              0%              6%             12%
-----------  ------------------   -----------    ------------   --------------    ------------  --------------  --------------
     1              5,530           100,000         100,000         100,000           4,456           4,726            4,997
     2             11,337           100,000         100,000         100,000           8,632           9,438           10,277
     3             17,434           100,000         100,000         100,000          12,750          14,368           16,117
     4             23,836           100,000         100,000         100,000          16,739          19,462           22,522
     5             30,559           100,000         100,000         100,000          20,891          25,029           29,862
     6             37,617           100,000         100,000         100,000          24,988          30,862           38,002
     7             45,028           100,000         100,000         100,000          29,026          36,977           47,033
     8             47,280           100,000         100,000         100,000          28,177          38,270           51,653
     9             49,644           100,000         100,000         100,000          27,292          39,597           56,771
    10             52,126           100,000         100,000         100,000          26,363          40,956           62,446
    11             54,732           100,000         100,000         103,181          25,424          42,388           68,787
    12             57,469           100,000         100,000         110,661          24,428          43,854           75,795
    13             60,342           100,000         100,000         118,602          23,370          45,353           83,522
    14             63,359           100,000         100,000         127,024          22,241          46,888           92,046
    15             66,527           100,000         100,000         135,946          21,030          48,456          101,452
    16             69,853           100,000         100,000         145,390          19,726          50,057          111,838
    17             73,346           100,000         100,000         157,799          18,314          51,690          123,280
    18             77,013           100,000         100,000         171,215          16,775          53,351          135,885
    19             80,864           100,000         100,000         185,715          15,085          55,039          149,770
    20             84,907           100,000         100,000         201,381          13,219          56,750          165,066
    25            108,366           100,000         100,000         310,795             230          65,698          267,927
    30            138,305                **         100,000         465,645              **          75,490          435,182
    35            176,516                **         100,000         745,989              **          87,325          710,466

 _________________________

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES


                                                 Death Benefit                                  Surrender Value
                                  --------------------------------------------   --------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of   Assuming hypothetical gross annual return of
  End of       accumulated at     --------------------------------------------   --------------------------------------------
Policy Year  5% annual interest        0%              6%             12%             0%              6%              12%
-----------  ------------------   -------------  --------------  -------------   -------------  --------------  -------------
     1              5,530           104,481         104,763         105,045          4,576           4,858            5,140
     2             11,337           108,890         109,734         110,611          8,985           9,829           10,706
     3             17,434           113,222         114,919         116,752         13,317          15,014           16,846
     4             23,836           117,641         120,497         123,704         17,641          20,497           23,704
     5             30,559           122,001         126,338         131,402         22,001          26,338           31,402
     6             37,617           126,316         132,470         139,946         26,316          32,470           39,946
     7             45,028           130,636         138,959         149,480         30,636          38,959           49,480
     8             47,280           129,978         140,543         154,538         29,978          40,543           54,538
     9             49,644           129,328         142,211         160,160         29,328          42,211           60,160
    10             52,126           128,685         143,968         166,409         28,685          43,968           66,409
    11             54,732           128,075         145,845         173,383         28,075          45,845           73,383
    12             57,469           127,455         147,802         181,115         27,455          47,802           81,115
    13             60,342           126,817         149,838         189,683         26,817          49,838           89,683
    14             63,359           126,165         151,959         199,183         26,166          51,959           99,183
    15             66,527           125,500         154,171         209,719         25,500          54,171          109,719
    16             69,853           124,826         156,482         221,412         24,826          56,482          121,412
    17             73,346           124,136         158,890         234,380         24,136          58,890          134,380
    18             77,013           123,395         161,365         248,730         23,395          61,365          148,730
    19             80,864           122,621         163,928         264,634         22,621          63,928          164,634
    20             84,907           121,801         166,569         282,251         21,801          66,569          182,251
    25            108,366           116,671         180,702         403,006         16,671          80,702          303,006
    30            138,305           109,575         196,402         604,699          9,575          96,402          504,699
    35            176,516                **         211,937         940,976             **         111,937          840,976

 _________________________

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ----------------------------------------------  ----------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ----------------------------------------------  ----------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  --------------  --------------  --------------
     1              5,530           104,220         104,489         104,759           4,441           4,711            4,980
     2             11,337           108,364         109,166         110,000           8,586           9,388           10,221
     3             17,434           112,433         114,038         115,772          12,654          14,259           15,993
     4             23,836           116,574         119,265         122,289          16,574          19,265           22,289
     5             30,559           120,632         124,707         129,467          20,632          24,707           29,467
     6             37,617           124,607         130,373         137,377          24,607          30,373           37,377
     7             45,028           128,493         136,264         146,088          28,493          36,264           46,088
     8             47,280           127,483         137,297         150,302          27,483          37,297           50,302
     9             49,644           126,428         138,321         154,907          26,428          38,321           54,907
    10             52,126           125,320         139,325         159,937          25,320          39,325           59,937
    11             54,732           124,191         140,345         165,472          24,191          40,345           65,472
    12             57,469           122,995         141,330         171,514          22,995          41,330           71,514
    13             60,342           121,726         142,274         178,112          21,726          42,274           78,112
    14             63,359           120,379         143,167         185,320          20,379          43,167           85,320
    15             66,527           118,942         143,995         193,189          18,942          43,995           93,189
    16             69,853           117,405         144,741         201,776          17,405          44,741          101,776
    17             73,346           115,755         145,388         211,146          15,755          45,388          111,146
    18             77,013           113,974         145,913         221,363          13,974          45,913          121,363
    19             80,864           112,045         146,288         232,495          12,045          46,288          132,495
    20             84,907           109,945         146,483         244,616           9,945          46,483          144,616
    25            108,366                **         143,697         323,393              **          43,697          223,393
    30            138,305                **         130,260         443,139              **          30,260          343,139
    35            176,516                **              **         622,994              **              **          522,994

 -------------------------

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES

                                                  Death Benefit                                 Surrender Value
                                 ----------------------------------------------  ----------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ----------------------------------------------  ----------------------------------------------
Policy Year  5% annual interest        0%             6%              12%             0%              6%              12%
-----------  ------------------  -------------  -------------  ----------------  -------------  --------------  ---------------
     1              5,530           100,000        100,000          100,000         4,587           4,870            5,152
     2             11,337           100,000        100,000          100,000         9,021           9,869           10,750
     3             17,434           100,000        100,000          100,000        13,396          15,105           16,950
     4             23,836           100,000        100,000          100,000        17,782          20,665           23,902
     5             30,559           100,000        100,000          100,000        22,224          26,614           31,741
     6             37,617           100,000        100,000          105,989        26,639          32,886           40,471
     7             45,028           100,000        100,325          127,297        31,063          39,532           50,160
     8             47,280           100,000        101,562          136,223        30,508          41,287           55,377
     9             49,644           100,000        102,888          145,879        29,955          43,138           61,163
    10             52,126           100,000        104,306          156,338        29,407          45,088           67,579
    11             54,732           100,000        105,898          167,746        28,894          47,175           74,727
    12             57,469           100,000        107,566          180,074        28,371          49,363           82,637
    13             60,342           100,000        109,307          193,394        27,835          51,653           91,387
    14             63,359           100,000        111,132          207,803        27,288          54,052          101,071
    15             66,527           100,000        113,039          223,391        26,728          56,568          111,790
    16             69,853           100,000        115,046          240,290        26,161          59,208          123,663
    17             73,346           100,000        117,151          258,603        25,579          61,975          136,805
    18             77,013           100,000        119,325          278,384        24,957          64,858          151,312
    19             80,864           100,000        121,600          299,826        24,308          67,872          167,351
    20             84,907           100,000        123,977          323,076        23,620          71,019          185,070
    25            108,366           100,000        137,477          472,375        19,302          88,827          305,211
    30            138,305           100,000        154,555          700,114        13,119         110,848          502,126
    35            176,516           100,000        176,427        1,053,433         2,920         137,673          822,031

-------------------------

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ----------------------------------------------  ----------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ----------------------------------------------  ----------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  --------------  --------------  --------------
     1              5,530           100,000         100,000         100,000           4,456           4,726            4,997
     2             11,337           100,000         100,000         100,000           8,632           9,438           10,277
     3             17,434           100,000         100,000         100,000          12,750          14,368           16,117
     4             23,836           100,000         100,000         100,000          16,739          19,462           22,522
     5             30,559           100,000         100,000         100,000          20,891          25,029           29,862
     6             37,617           100,000         100,000         100,000          24,988          30,862           38,002
     7             45,028           100,000         100,000         119,165          29,026          36,977           46,956
     8             47,280           100,000         100,000         126,535          28,177          38,270           51,439
     9             49,644           100,000         100,000         134,377          27,292          39,597           56,340
    10             52,126           100,000         100,000         142,722          26,363          40,956           61,694
    11             54,732           100,000         100,000         151,704          25,424          42,388           67,580
    12             57,469           100,000         100,000         161,256          24,428          43,854           74,001
    13             60,342           100,000         100,000         171,422          23,370          45,353           81,005
    14             63,359           100,000         100,000         182,244          22,241          46,888           88,640
    15             66,527           100,000         100,000         193,750          21,030          48,456           96,957
    16             69,853           100,000         100,000         205,989          19,726          50,057          106,011
    17             73,346           100,000         100,000         219,004          18,314          51,690          115,857
    18             77,013           100,000         100,000         232,835          16,775          53,351          126,554
    19             80,864           100,000         100,000         247,530          15,085          55,039          138,161
    20             84,907           100,000         100,000         263,147          13,219          56,750          150,740
    25            108,366           100,000         101,641         357,411             230          65,673          230,930
    30            138,305                **         104,414         485,062              **          74,886          347,889
    35            176,516                **         107,275         658,274              **          83,711          513,675

 -------------------------

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES

                                                 Death Benefit                                 Surrender Value
                                 ---------------------------------------------  -----------------------------------------------
              Planned Premiums
  End of       accumulated at    Assuming hypothetical gross annual return of     Assuming hypothetical gross annual return of
                                 ---------------------------------------------  -----------------------------------------------
Policy Year  5% annual interest       0%             6%              12%             0%              6%              12%
-----------  ------------------  -------------  -------------  ---------------  -------------  --------------  ----------------
     1              5,530           104,481        104,763          105,045         4,576           4,858            5,140
     2             11,337           108,890        109,734          110,611         8,985           9,829           10,706
     3             17,434           113,222        114,919          116,752        13,317          15,014           16,846
     4             23,836           117,641        120,497          123,704        17,641          20,497           23,704
     5             30,559           122,001        126,338          131,402        22,001          26,338           31,402
     6             37,617           126,316        132,470          139,946        26,316          32,470           39,946
     7             45,028           130,636        138,959          149,480        30,636          38,959           49,480
     8             47,280           129,978        140,543          154,538        29,978          40,543           54,538
     9             49,644           129,328        142,211          160,160        29,328          42,211           60,160
    10             52,126           128,685        143,968          166,409        28,685          43,968           66,409
    11             54,732           128,075        145,845          173,383        28,075          45,845           73,383
    12             57,469           127,455        147,802          181,115        27,455          47,802           81,115
    13             60,342           126,817        149,838          189,787        26,817          49,838           89,683
    14             63,359           126,165        151,959          203,912        26,166          51,959           99,179
    15             66,527           125,500        154,171          219,207        25,500          54,171          109,697
    16             69,853           124,826        156,482          235,788        24,826          56,482          121,346
    17             73,346           124,136        158,890          253,757        24,136          58,890          134,242
    18             77,013           123,395        161,365          273,166        23,395          61,365          148,476
    19             80,864           122,621        163,928          294,205        22,621          63,928          164,213
    20             84,907           121,801        166,569          317,017        21,801          66,569          181,599
    25            108,366           116,671        180,702          463,510        16,671          80,702          299,483
    30            138,305           109,575        196,402          686,969         9,575          96,402          492,698
    35            176,516                **        211,937        1,033,649            **         111,937          806,593

 __________________________

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                    Surrender Value
                                 ----------------------------------------------  ------------------------------------------------
              Planned Premiums
  End of       accumulated at     Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
                                 ----------------------------------------------  ------------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  --------------  --------------  ----------------
     1              5,530           104,220         104,489         104,759           4,441           4,711            4,980
     2             11,337           108,364         109,166         110,000           8,586           9,388           10,221
     3             17,434           112,433         114,038         115,772          12,654          14,259           15,993
     4             23,836           116,574         119,265         122,289          16,574          19,265           22,289
     5             30,559           120,632         124,707         129,467          20,632          24,707           29,467
     6             37,617           124,607         130,373         137,377          24,607          30,373           37,377
     7             45,028           128,493         136,264         146,088          28,493          36,264           46,088
     8             47,280           127,483         137,297         150,302          27,483          37,297           50,302
     9             49,644           126,428         138,321         154,907          26,428          38,321           54,907
    10             52,126           125,320         139,325         159,937          25,320          39,325           59,937
    11             54,732           124,191         140,345         165,472          24,191          40,345           65,472
    12             57,469           122,995         141,330         171,514          22,995          41,330           71,514
    13             60,342           121,726         142,274         178,112          21,726          42,274           78,112
    14             63,359           120,379         143,167         185,320          20,379          43,167           85,320
    15             66,527           118,942         143,995         193,189          18,942          43,995           93,189
    16             69,853           117,405         144,741         201,776          17,405          44,741          101,776
    17             73,346           115,755         145,388         211,146          15,755          45,388          111,146
    18             77,013           113,974         145,913         223,279          13,974          45,913          121,360
    19             80,864           112,045         146,288         237,334          12,045          46,288          132,470
    20             84,907           109,945         146,483         252,299           9,945          46,483          144,526
    25            108,366                **         143,697         342,652              **          43,697          221,394
    30            138,305                **         130,260         465,010              **          30,260          333,508
    35            176,516                **              **         631,041              **              **          492,423

 __________________________

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION M DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES

                                                 Death Benefit                                   Surrender Value
                                 ----------------------------------------------  ------------------------------------------------
              Planned Premiums
  End of       accumulated at     Assuming hypothetical gross annual return of     Assuming hypothetical gross annual return of
                                 ----------------------------------------------  ------------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  --------------  --------------  ----------------
     1              5,530           100,000         100,000         100,000           4,576           4,858            5,140
     2             11,337           100,000         100,000         100,000           8,985           9,829           10,706
     3             17,434           100,000         100,000         100,000          13,317          15,014           16,846
     4             23,836           114,639         132,282         152,010          17,589          20,395           23,544
     5             30,559           153,391         182,034         215,316          21,747          25,934           30,816
     6             37,617           172,255         210,285         256,204          25,785          31,631           38,716
     7             45,028           188,604         236,885         297,470          29,803          37,615           47,453
     8             47,280           173,243         230,819         306,412          28,891          38,680           51,583
     9             49,644           159,369         225,270         316,151          28,037          39,823           56,146
    10             52,126           146,820         220,203         326,733          27,236          41,049           61,187
    11             54,732           135,561         215,645         338,192          26,506          42,369           66,752
    12             57,469           125,242         211,322         350,292          25,797          43,739           72,836
    13             60,342           115,754         207,179         362,995          25,103          45,149           79,468
    14             63,359           107,036         203,231         376,373          24,428          46,608           86,712
    15             66,527           100,000         199,470         390,469          23,772          48,119           94,628
    16             69,853           100,000         195,951         405,451          23,112          49,697          103,302
    17             73,346           100,000         192,606         421,258          22,435          51,327          112,776
    18             77,013           100,000         189,203         437,418          21,708          52,950          122,977
    19             80,864           100,000         185,903         454,306          20,947          54,599          134,042
    20             84,907           100,000         182,646         471,813          20,141          56,256          145,989
    25            108,366           100,000         165,929         565,735          15,075          64,093          219,528
    30            138,305           100,000         149,480         672,758           8,041          71,090          321,422
    35            176,516                **         130,577         775,945              **          74,891          447,081

 __________________________

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION M DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ----------------------------------------------  ------------------------------------------------
              Planned Premiums
  End of       accumulated at     Assuming hypothetical gross annual return of     Assuming hypothetical gross annual return of
                                 ----------------------------------------------  ------------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  --------------  --------------  ----------------
     1              5,530           100,000         100,000         100,000           4,441           4,711            4,980
     2             11,337           100,000         100,000         100,000           8,586           9,388           10,221
     3             17,434           100,000         100,000         100,000          12,654          14,259           15,993
     4             23,836           107,799         124,386         142,923          16,535          19,172           22,130
     5             30,559           143,838         170,581         201,635          20,387          24,295           28,850
     6             37,617           160,760         195,992         238,490          24,058          29,473           36,029
     7             45,028           174,332         218,513         273,877          27,540          34,688           43,676
     8             47,280           157,031         208,869         276,827          26,179          34,991           46,589
     9             49,644           141,269         199,445         279,557          24,845          35,248           49,633
    10             52,126           126,899         190,209         281,994          23,534          35,447           52,794
    11             54,732           114,016         181,373         284,331          22,286          35,625           56,105
    12             57,469           102,279         172,705         286,303          21,061          35,736           59,514
    13             60,342           100,000         164,233         287,925          19,813          35,779           63,015
    14             63,359           100,000         155,950         289,155          18,487          35,754           66,599
    15             66,527           100,000         147,833         289,915          17,072          35,652           70,239
    16             69,853           100,000         139,885         290,170          15,556          35,467           73,909
    17             73,346           100,000         132,101         289,868          13,927          35,193           77,578
    18             77,013           100,000         124,460         288,912          12,168          34,821           81,202
    19             80,864           100,000         116,959         287,236          10,259          34,341           84,724
    20             84,907           100,000         109,590         284,760           8,179          33,744           88,085
    25            108,366                **         100,000         260,047              **          27,486          100,879
    30            138,305                **         100,000         212,407              **           9,770          101,452
    35            176,516                **              **         145,693              **              **           83,920

 __________________________

 * The illustrations assume that Planned Premiums are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 20.


CONTENTS OF THIS SECTION                                           PAGES TO SEE
------------------------                                           ------------
Description of John Hancock ......................................      33
How we support the policy and investment options .................      33
Procedures for issuance of a policy...............................      34
Commencement of investment performance............................      35
How we process certain policy transactions........................      35
Effects of policy loans...........................................      37
Additional information about how certain policy charges work .....      37
How we market the policies........................................      38
Tax considerations................................................      39
Reports that you will receive.....................................      41
Voting privileges that you will have..............................      42
Changes that John Hancock can make as to your policy .............      42
Adjustments we make to death benefits.............................      43
When we pay policy proceeds.......................................      43
Other details about exercising rights and paying benefits ........      43
Legal matters.....................................................      44
Registration statement filed with the SEC.........................      44
Accounting and actuarial experts..................................      44
Financial statements of John Hancock and the Account .............      44
List of Directors and Executive Officers of John Hancock .........      45

DESCRIPTION OF JOHN HANCOCK

  We are John Hancock Life Insurance Company, a Massachusetts stock life insuarnce company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2001, our assets were approximately $81 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

  The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

.. The policy is delivered to and received by the applicant.

.. The Minimum Initial Premium is received by us.

.. Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

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

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

   (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

   Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

   If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

   Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

   If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

   The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Sum Insured decreases

 . Sum Insured increases

 . Change of death benefit option from Option B to Option A

 . Any other change of death benefit option, when and if permitted by our administrative rules (see "Change of death benefit option" on page 16)

   Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

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

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds 90% of the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 39).

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 38.) Similarly, administrative expenses not fully covered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $9,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $4,500. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 39.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, John Hancock Variable Life Insurance Company, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell John Hancock's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. John Hancock will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and John Hancock reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 17% of the Target Premium paid in the first policy year, 14 % of the Target Premium paid in each of the second through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 2%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither John Hancock nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

    Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

    All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

    We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

    However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JOHN HANCOCK CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

    The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

    We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

    In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

    Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

    If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

    We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

    We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

    We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

    If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

    You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

    You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

    The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

    This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

    Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

    Actuarial matters included in this prospectus have been examined by Deborah
A. Poppel, F.S.A., an Actuary and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

    The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

    The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:


Directors                                        Principal Occupations
---------                                        ---------------------
David F. D'Alessandro .......   Chairman of the Board, President and Chief Executive Officer,
                                John Hancock
Foster L. Aborn .............   Director, formerly Vice Chairman of the Board and Chief Investment
                                Officer, John Hancock
Wayne A. Budd ...............   Executive Vice President and General Counsel, John Hancock; formerly
                                Group President, Bell Atlantic - New England (telecommunications)
John M. Connors, Jr. ........   Chairman and Chief Executive Officer and Director, Hill, Holliday,
                                Connors, Cosmopoulos, Inc. (advertising).
John M. DeCiccio ............   Executive Vice President and Chief Investment Officer, John Hancock
Robert E. Fast ..............   Senior Partner, Hale and Dorr (law firm)
Kathleen F. Feldstein .......   President, Economic Studies, Inc. (economic consulting).
Nelson S. Gifford ...........   Principal, Fleetwing Capital (financial services)
Thomas P. Glynn .............   Chief Operating Officer, Partners HealthCare System, Inc. (health care)
Michael C. Hawley ...........   Retired Chairman and Chief Executive Officer, The Gillette Company
                                (razors, etc.)
Edward H. Linde .............   President and Chief Executive Officer, Boston Properties, Inc. (real estate)
Judith A.  McHale ...........   President and Chief Operating Officer, DiscoveryCommunications, Inc.
                                (multimedia communications)
R. Robert Popeo .............   Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo (law firm)
Richard F. Syron ............   Chairman, President and Chief Executive Officer, Thermo Electron Corp.
                                (scientific and industrial instruments)
Robert J. Tarr, Jr. .........   Formerly Chairman, President and Chief Executive Officer,
                                HomeRuns.com (online grocer)


Other Executive Officers
------------------------

Thomas E. Moloney ...........   Senior Executive Vice President and Chief Financial Officer
Michael Bell ................   Senior Executive Vice President - Retail; Founder and Director of Monitor
                                Company (management consulting)
Derek Chilvers ..............   Executive Vice President; Chairman and Chief Executive Officer of John
                                Hancock International Holdings, Inc.
Maureen R. Ford .............   Executive Vice President; Chairman and Chief Executive Officer of John
                                Hancock Funds, Inc.
Barry J. Rubenstein .........   Vice President, Counsel and Secretary
Robert F. Walters ...........   Executive Vice President and Chief Information Officer

    The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

    We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

    As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans, derivatives and certain long-duration participating contracts.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 1, 2002

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31
                                                            2001        2000
                                                          ---------  -----------
                                                             (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity-at amortized cost
 (fair value: 2001-$1,908.2; 2000-$13,965.8)...........   $ 1,923.5   $14,145.1
 Available-for-sale-at fair value
 (cost: 2001-$35,778.0; 2000-$15,822.4) ...............    36,072.1    15,925.4
Equity securities:
 Available-for-sale-at fair value
 (cost: 2001-$433.1; 2000-$587.6) .....................       562.3       846.1
 Trading securities-at fair value
 (cost: 2001-$2.7; 2000-$1.1) .........................         1.4         1.6
Mortgage loans on real estate .........................     9,667.0     9,659.4
Real estate ...........................................       380.4       447.9
Policy loans...........................................     1,927.0     1,894.9
Short-term investments.................................        78.6       174.9
Other invested assets .................................     1,676.9     1,335.2
                                                          ---------  ----------
  Total Investments ...................................    52,289.2    44,430.5


Cash and cash equivalents .............................     1,025.3     2,966.3
Accrued investment income .............................       745.9       699.4
Premiums and accounts receivable.......................       117.2       129.0
Deferred policy acquisition costs .....................     3,186.3     3,027.1
Reinsurance recoverable - Note 9.......................     2,464.3     1,905.9
Other assets...........................................     2,298.4     1,946.8
Separate accounts assets...............................    18,998.1    23,307.0
                                                          ---------  ----------
  Total Assets.........................................   $81,124.7   $78,412.0
                                                          =========  ==========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                             DECEMBER 31
                                                           2001        2000
                                                         ---------  -----------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits ...............................   $29,715.0   $26,726.8
Policyholders' funds .................................    20,530.3    18,543.1
Unearned revenue .....................................       346.0       323.1
Unpaid claims and claim expense reserves .............       203.8       256.4
Dividends payable to policyholders ...................       472.8       453.7
Short-term debt - Note 7 .............................       124.6       245.3
Long-term debt - Note 7...............................       618.7       534.0
Income taxes - Note 5.................................       803.9       526.3
Other liabilities.....................................     3,675.5     2,370.7
Separate accounts liabilities.........................    18,998.1    23,307.0
                                                         ---------   ---------
Total Liabilities.....................................    75,488.7    73,286.4
Minority interest - Note 8 ...........................        28.8          --
Commitments and contingencies - Note 11
Shareholder's Equity - Note 12
Common stock, $10,000 par value; 1,000 shares
 authorized and outstanding ..........................        10.0        10.0
Additional paid in capital ...........................     4,763.4     4,764.6
Retained earnings.....................................       608.2       284.3
Accumulated other comprehensive income (loss).........       225.6        66.7
                                                         ---------   ---------
  Total Shareholder's Equity .........................     5,607.2     5,125.6
                                                         ---------   ---------
  Total Liabilities and Shareholder's Equity .........   $81,124.7   $78,412.0
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME

                                                         YEARS ENDED DECEMBER 31
                                                        2001       2000       1999
                                                      ---------  --------  -----------
                                                              (IN MILLIONS)
REVENUES
Premiums ........................................     $2,351.9   $2,390.7   $2,021.4
Universal life and investment-type product
 charges ........................................        600.8      591.4      560.9
Net investment income - Note 3 ..................      3,646.2    3,563.9    3,338.9
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and the policyholder dividend
 obligation ($(4.1), $11.6 and $85.0,
 respectively) - Notes 1, 3 and 13 ..............       (245.8)      78.3      169.6
Investment management revenues, commissions
 and
 Other fees......................................        585.1      746.5      672.5
Other revenue (expense)..........................        185.8        3.4       (1.3)
                                                      --------   --------   --------
 Total revenues..................................      7,124.0    7,374.2    6,762.0
Benefits and expenses
Benefits to policyholders, excluding amounts
 related to net realized investment and
 other gains (losses) credited to
 participating pension contractholders and
 the policyholder dividend obligation ($25.3,
 $21.0, and $35.3, respectively) - Notes 1,
 3 and 13 .......................................      4,328.1    4,247.4    4,585.4
Other operating costs and expenses ..............      1,227.8    1,288.8    1,251.0
Amortization of deferred policy acquisition
 costs, excluding amounts related to net
 realized investment and other gains (losses)
 ($(29.4) $(9.4) and $49.7, respectively) -
 Notes 1, 3 and 13 ..............................        249.0      187.1      125.0
Dividends to policyholders ......................        551.7      539.2      487.3
Demutualization expenses ........................           --       10.6       96.2
                                                      --------   --------   --------
  Total benefits and expenses....................      6,356.6    6,273.1    6,544.9
                                                      --------   --------   --------
Income before income taxes and cumulative
 effect of accounting changes....................        767.4    1,101.1      217.1
Income taxes - Note 5............................        200.7      308.9       81.5
                                                      --------   --------   --------
Income before cumulative effect of accounting
 changes ........................................        566.7      792.2      135.6
Cumulative effect of accounting changes, net
 of income tax - Note 1..........................          7.2         --       (9.7)
                                                      --------   --------   --------
Net income ......................................     $  573.9   $  792.2   $  125.9
                                                      ========   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                                                ACCUMULATED
                                                        ADDITIONAL                  OTHER          TOTAL
                                             COMMON      PAID IN    RETAINED    COMPREHENSIVE  SHAREHOLDER'S      OUTSTANDING
                                             STOCK       CAPITAL    EARNINGS    INCOME (LOSS)     EQUITY             SHARES
                                            ---------   ---------   ---------   -------------   ------------      ------------
                                                          (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
BALANCE AT JANUARY 1, 1999 ................     --         --       $ 4,226.6       $ 281.5        $4,508.1            --
Comprehensive income:
 Net income ...............................                             125.9                         125.9
Other comprehensive income,
 net of tax:
 Net unrealized investment gains
  (losses) ................................                                          (251.4)         (251.4)
 Foreign currency translation
  Adjustment ..............................                                            (1.8)           (1.8)
 Minimum pension liability ................                                           (22.9)          (22.9)
                                                                                                   --------
Comprehensive income. .....................                                                          (150.2)
                                            ------   --------       ---------       -------        --------       -------
BALANCE AT DECEMBER 31, 1999 ..............     --         --         4,352.5           5.4         4,357.9            --

Demutualization transaction ............... $ 10.0   $4,722.1        (4,394.4)                        337.7         1,000
Comprehensive income:
 Net income before demutualization ........                              41.9                          41.9
 Net income after demutualization .........                             750.3                         750.3
                                                                    ---------                      --------
  Net income ..............................                             792.2                         792.2
Other comprehensive income,
 Net of tax:
 Net unrealized investment gains
  (losses) ................................                                            54.6            54.6
 Foreign currency translation
  Adjustment ..............................                                            (1.5)           (1.5)
 Minimum pension liability ................                                             8.2             8.2
                                                                                                   --------
Comprehensive income. .....................                                                           853.5
Capital contributions from parent company.               42.5                                          42.5
Dividend paid to parent company ...........                            (466.0)                       (466.0)
                                            ------   --------       ---------       -------        --------       -------
BALANCE AT DECEMBER 31, 2000 ..............   10.0    4,764.6           284.3          66.7         5,125.6         1,000
                                            ======   ========       =========       =======        ========       =======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                      AND COMPREHENSIVE INCOME (CONTINUED)


                                                                         ACCUMULATED
                                                  ADDITIONAL                OTHER          TOTAL
                                         COMMON    PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S   OUTSTANDING
                                         STOCK     CAPITAL    EARNINGS  INCOME (LOSS)     EQUITY         SHARES
                                       --------   ----------  --------  -------------    --------      ------------
                                                         (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at December 31, 2000 ........    10.0     4,764.6      284.3        66.7          5,125.6         1,000
Demutualization transactions ........                (1.2)                                   (1.2)
Comprehensive income:
 Net income .........................                          573.9                        573.9
Other comprehensive income, Net
 of tax:
 Net unrealized investment gains
  (losses) ..........................                                      (81.1)           (81.1)
 Foreign currency translation
  Adjustment ........................                                        1.0              1.0
 Minimum pension liability ..........                                       15.2             15.2
 Cash flow hedges ...................                                       (3.8)            (3.8)
                                                                                         --------
Comprehensive income ................                                                       505.2
Dividends paid to parent company ....                                     (250.0)          (250.0)
Change in accounting principles .....                                      227.6            227.6
                                       ------  --------      -------      ------         --------         -----
BALANCE AT DECEMBER 31, 2001 ........  $ 10.0  $4,763.4      $ 608.2      $225.6         $5,607.2         1,000
                                       ======  ========      =======      ======         ========         =====

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                       YEARS ENDED DECEMBER 31
                                                    2001        2000          1999
                                                 -----------  ----------  -------------
                                                            (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income................................      $    573.9   $   792.2    $    125.9
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
   Amortization of discount-fixed
    maturities.............................          (134.0)     (102.9)        (67.9)
   Net realized investment and other
    gains (losses), net....................           245.8       (78.3)       (169.6)
   Change in deferred policy
    acquisition costs......................          (204.0)     (235.4)       (251.3)
   Depreciation and amortization...........            72.1        78.8          70.0
   Net cash flows from trading
    securities.............................             0.2        (0.1)           --
   Increase in accrued investment
    income.................................           (46.5)      (89.8)        (92.6)
   Decrease in premiums and accounts
    receivable.............................            11.8         8.4          32.0
   Increase in other assets and other
    liabilities, net.......................          (263.5)     (464.5)       (304.4)
   Increase in policy liabilities and
    accruals, net..........................         2,323.7     1,798.1       2,235.1
   Loss on sale of subsidiaries............              --          --          21.3
   Increase (decrease) in income taxes ....           195.4       336.7         (31.5)
                                                 ----------   ---------    ----------
   Net cash provided by operating
    activities.............................         2,774.9     2,043.2       1,567.0
CASH FLOWS FROM INVESTING ACTIVITIES:
 Sales of:
  Fixed maturities held-to-maturity........              --          --          24.3
  Fixed maturities available-for-sale......        16,058.9     4,360.5       9,567.7
  Equity securities available-for-sale ....           614.6       669.9         149.7
  Real estate..............................            53.8        59.8       1,277.1
  Short-term investments and other
   invested assets ........................           113.4        81.5         695.9
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity........           241.8     1,807.2       1,769.3
  Fixed maturities available-for-sale......         3,051.1     1,476.6       1,800.5
  Equity securities available-for-sale.....            35.9        13.4            --
  Short-term investments and other
   invested assets.........................           168.4       418.8         270.9
  Mortgage loans on real estate............         1,342.0     1,447.4       1,304.3
 Purchases of:
  Fixed maturities held-to-maturity........           (66.7)   (2,092.4)     (2,688.5)
  Fixed maturities available-for-sale......       (26,321.9)   (6,961.4)    (12,272.9)
  Equity securities available-for-sale.....          (285.8)     (425.3)       (283.6)
  Real estate..............................           (52.8)      (58.7)       (190.9)
  Short-term investments and other
   invested assets.........................          (448.5)     (784.8)       (649.1)
  Mortgage loans on real estate issued.....        (1,204.5)   (1,499.9)     (2,348.0)
  Net cash (paid) received related to
   acquisition/sale of businesses..........           (28.2)      141.3        (206.5)
  Other, net...............................           177.4       (25.7)        (57.9)
                                                 ----------   ---------    ----------
    Net cash used in investing
      activities...........................      $ (6,551.1)  $(1,371.8)   $ (1,837.7)
                                                 ==========   =========    ==========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                YEARS ENDED DECEMBER 31
                                             2001        2000         1999
                                           ----------  ----------  ------------
                                                     (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
 Issuance of common stock.................        --   $    10.0           --
 Contribution from Parent.................        --     1,552.0           --
 Payments to eligible policyholders under
  Plan of Reorganization..................        --    (1,076.7)          --
 Dividend paid to parent company.......... $  (250.0)     (466.0)          --
 Universal life and investment-type
  contract deposits.......................  10,520.3     7,918.2    $ 8,134.9
 Universal life and investment-type
  contract maturities and withdrawals.....  (8,271.8)   (7,034.2)    (7,977.7)
 Issuance of long-term debt...............      81.9        20.0          6.0
 Repayment of long-term debt..............     (22.9)      (73.2)       (15.5)
 Net decrease in commercial paper.........    (222.3)     (158.2)       (30.5)
                                           ---------   ---------    ---------
   Net cash provided by financing
    activities............................   1,835.2       691.9        117.2
                                           ---------   ---------    ---------
   Net (decrease) increase in cash and
    cash equivalents......................  (1,941.0)    1,363.3       (153.5)
   Cash and cash equivalents at beginning
    of year...............................   2,966.3     1,603.0      1,756.5
                                           ---------   ---------    ---------
   Cash and cash equivalents at end of
    year.................................. $ 1,025.3   $ 2,966.3    $ 1,603.0
                                           =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Life Insurance Company, (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

  Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

  In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, JHFS, in the form of a dividend. The transfer has been accounted for as a de-pooling of interests. As a result of the de-pooling of interests, all current and prior period consolidated financial data has been restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

  The following acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values, if any, recorded as goodwill. These entities or books of business were generally acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses. The unaudited pro forma revenues, assuming the transactions had taken place at the beginning of the year of acquisition and the preceding year, for 2001, 2000 and 1999, were approximately $7,177.3 million, $7,714.1 million and $6,894.9 million, an increase of $53.3 million, $248.7 million and $132.9 million, respectively, from reported balances. The unaudited pro forma net income for the years ended December 31, 2001, 2000 and 1999, was approximately $572.7 million, $783.9 million and $118.6 million, a change of $(1.2) million, $(8.3) million and $(7.3) million, respectively, from reported balances.

  On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million. The unaudited pro forma results for the years ended December 31, 2001 and 2000, assuming the transaction had taken place at the beginning of 2001 and 2000, would not be materially different from the reported results.

  On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165.0 million. The unaudited pro forma results for the years ended December 31, 2000 and 1999, assuming the acquisition of Fortis had taken place at the beginning of 2000 and 1999, would not be materially different from the reported results.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Reorganization

  In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock of JHFS, $1,438.7 million of cash and $43.7 million of policy credits as compensation. In addition, the Company established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

  In addition, on February 1, 2000, JHFS completed its initial public offering
(IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

 Investments

  The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value.
 Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

  Policy loans are carried at unpaid principal balances, which approximate fair value.

  Short-term investments are carried at amortized cost, which approximates fair value.

  Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification of cost and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

 Derivative Financial Instruments

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives are carried on the consolidated balance sheets at fair value.

  In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains and losses. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable.
Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins.
The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $219.6 million, $177.7 million and $174.7 million in 2001, 2000 and 1999, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding net realized investment and other gains (losses), relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence.

  Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment and other gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

 Goodwill and Value of Business Acquired

  The excess of cost over the fair value of the net assets of businesses acquired (goodwill) was $116.0 million and $131.2 million at December 31, 2001 and 2000, respectively, and is included in other assets in the consolidated balance sheets. Goodwill relating to acquisitions completed before July 1, 2001 is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $58.1 million and $48.0 million at December 31, 2001 and 2000, respectively. Amortization expense included in other operating costs and expenses was $11.3 million, $11.2 million, and $8.5 million, in 2001, 2000 and 1999, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment might exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

  The Company records an asset representing the present value of estimated future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $76.2 million and $81.4 million at December 31, 2001 and 2000, respectively, and is included in other assets in the consolidated balance sheets. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $2.3 million, $4.2 million and $1.3 million in 2001, 2000 and 1999 respectively.

 Separate Accounts

  Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 11.3% for group annuity liabilities.

  Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

  Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 2.0% to 14.7% for investment-type products.

  Major components of policyholder funds presented in the consolidated balance sheets are summarized as follows:

                                                              DECEMBER 31
                                                            2001        2000
                                                          ---------  -----------
                                                             (IN MILLIONS)
LIABILITIES FOR POLICYHOLDER FUNDS
 Guaranteed investment contracts.......................   $ 6,583.5   $ 7,985.5
 U.S. funding agreements...............................        67.1        80.9
 Global funding agreements backing medium-term notes...     9,490.4     6,266.3
 Other investment-type contracts.......................     2,247.7     2,341.8
                                                          ---------   ---------
  Total liabilities for investment type contracts......    18,388.7    16,674.5
 Liabilities for individual annuities..................        56.6        62.2
 Universal life and other reserves.....................     2,085.0     1,806.4
                                                          ---------   ---------
  Total liabilities for policyholder funds.............   $20,530.3   $18,543.1
                                                          =========   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company is authorized to issue up to $15.0 billion in global funding agreements under two distribution programs, and through December 31, 2001, we have $9.5 billion outstanding. Global funding agreements are investment products which require the Company to pay a stated rate of interest on the principal amount and to repay the principal at maturity. These agreements may not be terminated prior to maturity by the Company or the contractholder.
Claims for principal and interest under these global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of Massachusetts Insurance Laws. Under the Company's programs, the global funding agreements are issued to special purpose entities. The special purpose entities fund the purchase of the global funding agreement through the issuance of medium-term notes to investors. These notes are non-recourse to the Company. If the medium-term notes issued by the special purpose entity are denominated in a foreign currency, the Company also enters into a currency swap with the special purpose entity. Similarly, the Company may enter into an interest rate swap with the special purpose entity to match the interest rate characteristics of the global funding agreement to those of the medium term note. As a result, the payment terms of any particular series of notes issued by the special purpose entity correspond to the payment terms of the global funding agreement and swap agreement(s), if any, that secure that series.

  Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an affiliated offshore special purpose entity issued medium-term notes in Europe, Asia and Australia. Through December 31, 2001, there is $3.9 billion outstanding under this program. This special purpose entity is consolidated in the Company's financial statements. The medium-term notes issued by this special purpose entity are reported with global funding agreements in the Company's consolidated balance sheet.

  Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001, the unaffiliated special purpose entity issued medium-term notes in Europe, Asia, and to institutional investors in the United States. Through December 31, 2001, there is $5.6 billion outstanding under this program. Although this special purpose entity is not consolidated in the Company's financial statements, the funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

  At December 31, 2001, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2002 - $236.6 million; 2003 - $1,227.8 million; 2004 - $1,227.6 million; 2005 - $1,246.3 million; 2006 - $2,047.9 million; 2007 and thereafter - $3,504.2 million.

 Participating Insurance

  Participating business represents approximately 76.6%, 86.3%, and 88.1% of the Company's life insurance in force, 98.1%, 97.9%, and 98.3% of the number of life insurance policies in force, and 92.1%, 99.6% and 97.4%, of life insurance premiums in 2001, 2000 and 1999, respectively.

  The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

  Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

 Foreign Currency Translation

  The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

 Severance

  As part of JHFS's ongoing Competitive Position Project, it has initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

  In connection with the restructuring plan, approximately 872 employees have been or will be terminated. These employees are or have been associated with operations in the Boston office and outside the home office. As of December 31, 2001 and 2000, the liability for employee termination costs, included in other liabilities was $18.0 million and $20.6 million, respectively. Employee termination costs, included in other operating costs and expenses, were $40.0 million, $18.8 million and $26.3 million for the years ended December 31, 2001, 2000 and 1999, respectively. Of the total number of employees affected, approximately 855 employees were terminated as of December 31, 2001, having received benefit payments of approximately $67.8 million.

  On January 7, 2002, as part of its ongoing expense reduction program, the Company eliminated an additional 160 jobs. During the first quarter of 2002, affected employees will receive severance benefits and outplacement services of approximately $5.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Cumulative Effect of Accounting Changes

  During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that more closely match current economic realities of the Company's retirement and welfare plans through the use of the current fair values of assets while still mitigating the impact of extreme gains and losses. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the years ended December 31, 2000 and 1999, assuming this change in accounting had taken place as of the beginning of 2000 and 1999, would not be materially different from the reported results.

  On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax benefit of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

  In April 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, required that start-up costs capitalized prior to January 1, 1999 be written-off immediately and any start-up costs incurred on or after January 1, 1999 be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

 Recent Accounting Pronouncements

  In September 2001, the Financial Accounting Standard Board's (FASB's) Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company estimates that adoption of SFAS No. 142 on January 1, 2002, and the cessation of amortization of previously amortizable goodwill, will result in an increase in net income of $7.8 million (net of tax of $3.4 million) for the year ending December 31, 2002. During early 2002, the Company will perform initial impairment tests of goodwill as of January 1, 2002 based on the guidance in SFAS No. 142. The Company plans on evaluating the goodwill of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. Any goodwill impairments resulting from these initial impairment tests would be recorded as the cumulative effect of a change in accounting principle. The Company has conducted preliminary impairment tests which indicated no impairments of goodwill. The Company does not expect the impact of the impairment tests required under SFAS No. 142 to have a material impact on its results of operations, earnings or financial position.

  In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

  In December 2000, the AICPA issued SOP 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 31, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 of $93.6 million (net of tax of $2.6 million). On October 1, 2001, the Company adopted the remaining provisions of SOP 00-3 which required the reclassification of $9,710.0 million and $12,035.9 million of closed block assets and liabilities, respectively at December 31, 2000, and $1,467.7 million and $1,343.6 million of closed block revenues, and benefits and expenses, respectively, for the period from February 1, 2000 (date of demutualization) to December 31, 2000, all of which were reclassified to other existing asset, liability, revenue, and benefit and expense accounts. The required implementation of SOP 00-3 also resulted in a reduction of net income of $20.2 million (net of tax of $6.6 million), for the period from February 1, 2000 to December 31, 2000 and $3.4 million (net of tax of $1.8 million), for the nine months ended September 30, 2001. Finally, adoption also resulted in the recognition of a policyholder dividend obligation of $77.0 million at December 31, 2000, which represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization. See
Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses.

  In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees," provides guidance on how to account for the issuance of stock and stock options to employees. Certain of the Company's employees are compensated, in part, with non-vested stock and stock options, issued by the parent company, JHFS, and the related expenses are borne by the Company. The Company adopted APB No. 25 upon its demutualization and upon JHFS' IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123, "Accounting for Stock-Based Compensation," to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25." The Interpretation clarifies guidance for certain issues that arose in the application of APB No. 25. The Company was required to adopt the Interpretation on July 1, 2000. Interpretation No. 44 did not have a material impact on the Company's results of operations or financial position.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) 101, "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

  Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 2.  RELATED PARTY TRANSACTIONS

     Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with Company.
 Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

     The Company provides certain administrative and asset management services to its pension plans and employee welfare trust. Fees paid to the Company for these services were $8.4 million, $6.4 million and $6.5 million during the years ended December 31, 2001, 2000 and 1999, respectively.

     The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. JHFS determines fees, annually, for these services and facilities based on a number of criteria. The amount of these service fees charged to JHFS were $28.5 million and $19.8 million for the years ended December 31, 2001 and 2000, respectively. These fees are included as a reduction of other operating costs and expenses in the consolidated statements of income.

     The Company has reinsured certain portions of its long term care and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), a wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded accounts payable to JHReCo for coinsurance amounts withheld of $1,158.9 million and $633.2 million at December 31, 2001 and 2000, respectively, which are included with other liabilities in the consolidated balance sheets, and recorded reinsurance recoverable from JHReCo of $1,504.6 million and $870.4 million at December 31, 2001 and 2000, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $740.8 million, $396.7 million and $306.2 million during 2001, 2000 and 1999 respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3.  INVESTMENTS

  The following information summarizes the components of net investment income and net realized investment and other gains (losses):


                                                                 YEARS ENDED DECEMBER 31
                                                               2001       2000        1999
                                                            ---------  ---------  -----------
                                                                         (IN MILLIONS)
NET INVESTMENT INCOME
 Fixed maturities ........................................  $2,721.2   $2,456.2    $2,407.0
 Equity securities .......................................      29.7       23.3        19.2
 Mortgage loans on real estate ...........................     774.4      796.2       750.7
 Real estate .............................................      67.7       82.7       147.3
 Policy loans ............................................     118.4      112.7       105.3
 Short-term investments ..................................      73.9      147.1        83.7
 Other ...................................................     101.4      200.7       161.8
                                                            --------   --------    --------
 Gross investment income .................................   3,886.7    3,818.9     3,675.0
   Less investment expenses ..............................     240.5      255.0       336.1
                                                            --------   --------    --------
Net investment income ....................................  $3,646.2   $3,563.9    $3,338.9
                                                            ========   ========    ========
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF DEFERRED
 POLICY ACQUISITION COSTS, AMOUNTS CREDITED TO THE
 POLICYHOLDER DIVIDEND OBLIGATION AND AMOUNTS CREDITED
 TO PARTICIPATING PENSION CONTRACTHOLDERS
 Fixed maturities.........................................  $ (351.1)  $ (135.3)   $  (34.2)
 Equity securities .......................................     201.8      196.1       109.7
 Mortgage loans on real estate and real
  estate to be disposed of ...............................     (60.4)     (15.2)      141.3
 Derivatives and other invested assets ...................     (40.2)      44.3        37.8
 Amortization adjustment for deferred policy
  acquisition costs ......................................      29.4        9.4       (49.7)
 Amounts credited to the policyholder
  dividend obligation ....................................      17.0      (14.1)         --
 Amounts credited to participating pension
  contractholders ........................................     (42.3)      (6.9)      (35.3)
                                                            --------   --------    --------
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs, amounts credited to the
 policyholder dividend obligation and amounts
 credited to participating pension contractholders .......  $ (245.8)  $   78.3    $  169.6
                                                            ========   ========    ========



  Gross gains of $ 349.9 million in 2001, $294.6 million in 2000 and $186.4 million in 1999, and gross losses of $119.0 million in 2001, $123.6 million in 2000 and $173.7 million in 1999, were realized on the sale of available-for-sale securities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                                              GROSS       GROSS
                                                 AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                   COST       GAINS       LOSSES       VALUE
                                                 ---------  ----------  ----------  -----------
                                                                (IN MILLIONS)
DECEMBER 31, 2001 HELD-TO-MATURITY:
 Corporate securities ........................   $ 1,073.9   $   28.3    $   15.2    $ 1,087.0
 Mortgage-backed securities ..................       844.9       14.5        43.0        816.4
 Obligations of states and
  political subdivisions .....................         4.7        0.1          --          4.8
                                                 ---------   --------    --------    ---------
   Total fixed maturities
    held-to-maturity .........................   $ 1,923.5   $   42.9    $   58.2    $ 1,908.2
                                                 =========   ========    ========    =========
AVAILABLE-FOR-SALE:
 Corporate securities ........................   $29,680.2   $1,103.5    $  879.1    $29,904.6
 Mortgage-backed securities ..................     5,252.7      125.1        98.7      5,279.1
 Obligations of states and
  political subdivisions .....................        93.3        5.5         0.2         98.6
 Debt securities issued by
  foreign governments ........................       457.1       44.7         4.0        497.8
 U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies ..................       294.7        3.8         6.5        292.0
                                                 ---------   --------    --------    ---------
 Fixed maturities
  available-for-sale .........................    35,778.0    1,282.6       988.5     36,072.1
 Equity securities ...........................       433.1      175.5        46.3        562.3
                                                 ---------   --------    --------    ---------
   Total fixed maturities and
    equity securities available-for-sale .....   $36,211.1   $1,458.1    $1,034.8    $36,634.4
                                                 =========   ========    ========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                GROSS       GROSS
                                                                   AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                                     COST       GAINS       LOSSES       VALUE
                                                                   ---------  ----------  ----------  -----------
                                                                                  (IN MILLIONS)
DECEMBER 31, 2000 HELD-TO-MATURITY:
 Corporate securities ..................................          $12,834.7      $553.7      $698.4     $12,690.0
 Mortgage-backed securities ............................            1,202.5        11.5        53.0       1,161.0
 Obligations of states and
  political subdivisions ...............................              102.3         3.1         0.9         104.5
 Debt securities issued by
  foreign governments ..................................                5.6         4.7          --          10.3
                                                                  ---------      ------      ------     ---------
   Total fixed maturities
    held-to-maturity ...................................          $14,145.1      $573.0      $752.3     $13,965.8
                                                                  =========      ======      ======     =========
AVAILABLE-FOR-SALE:
 Corporate securities ..................................          $10,948.3      $457.1      $478.2     $10,927.2
 Mortgage-backed securities ............................            4,105.0        94.7        33.0       4,166.7
 Obligations of states and
  political subdivisions ...............................               25.3         1.8          --          27.1
 Debt securities issued by
  foreign governments ..................................              546.0        67.3        12.0         601.3
 U.S. Treasury securities and
  obligations of U.S. government corporations and
  agencies .............................................              197.8         5.4         0.1         203.1
                                                                  ---------      ------      ------     ---------
 Fixed maturities available-for-sale ...................           15,822.4       626.3       523.3      15,925.4
 Equity securities .....................................              587.6       348.5        90.0         846.1
                                                                  ---------      ------      ------     ---------
   Total fixed maturities and equity securities
    available-for-sale governments .....................          $16,410.0      $974.8      $613.3     $16,771.5
                                                                  =========      ======      ======     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

    The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:


                                                          AMORTIZED     FAIR
                                                            COST        VALUE
                                                         ----------  -----------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less...............................   $    62.9    $    68.0
Due after one year through five years.................        15.4         22.2
Due after five years through ten years................        67.7         65.4
Due after ten years...................................       932.6        936.2
                                                         ---------    ---------
                                                           1,078.6      1,091.8
Mortgage-backed securities............................       844.9        816.4
                                                         ---------    ---------
Total.................................................   $ 1,923.5    $ 1,908.2
                                                         =========    =========
AVAILABLE-FOR-SALE:
Due in one year or less...............................   $ 1,861.7    $ 1,905.8
Due after one year through five years.................     9,874.3     10,073.3
Due after five years through ten years................    10,902.5     10,927.6
Due after ten years...................................     7,886.8      7,886.3
                                                         ---------    ---------
                                                          30,525.3     30,793.0
Mortgage-backed securities............................     5,252.7      5,279.1
                                                         ---------    ---------
Total.................................................   $35,778.0    $36,072.1
                                                         =========    =========


    Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

    The sale of fixed maturities held-to-maturity relate to certain securities with amortized cost of $24.3 million for the year ended December 31, 1999, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of the property and casualty operations in 1999. The related net realized investment and other gains on the sales were $0.9 million in 1999.

    The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2001, 2000 and 1999 amounted to $(1.8) million, $0.1 million and $(0.1) million, respectively.

    The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $775.4 million and $88.6 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

    For 2001, 2000 and 1999, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $170.5 million, $171.7 million and $180.9 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

    Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change.

    Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.


                                         BALANCE AT                          BALANCE AT
                                         BEGINNING                              END
                                          OF YEAR    ADDITIONS  DEDUCTIONS    OF YEAR
                                         ----------  ---------  ----------  ------------
                                                         (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate......      $ 81.6      $37.8      $  6.6       $112.8
 Real estate to be disposed of......        43.5       46.0         5.9         83.6
                                          ------      -----      ------       ------
Total...............................      $125.1      $83.8      $ 12.5       $196.4
                                          ======      =====      ======       ======
Year ended December 31, 2000
 Mortgage loans on real estate......      $107.9      $ 4.6      $ 30.9       $ 81.6
 Real estate to be disposed of......        58.1       17.1        31.7         43.5
                                          ------      -----      ------       ------
Total...............................      $166.0      $21.7      $ 62.6       $125.1
                                          ======      =====      ======       ======
Year ended December 31, 1999
 Mortgage loans on real estate......      $ 96.0      $38.4      $ 26.5       $107.9
 Real estate to be disposed of......       112.0       22.5        76.4         58.1
                                          ------      -----      ------       ------
Total...............................      $208.0      $60.9      $102.9       $166.0
                                          ======      =====      ======       ======


  At December 31, 2001 and 2000, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:


                                                                  DECEMBER 31
                                                                2001      2000
                                                              --------  --------
                                                                 (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses....................................................   $ 92.5     $ 32.4
Provision for losses.......................................    (42.6)     (14.9)
                                                              ------     ------
Net impaired mortgage loans on real estate.................   $ 49.9     $ 17.5
                                                              ======     ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:


                                                       YEARS ENDED DECEMBER 31
                                                      2001     2000      1999
                                                     ------   -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans.....   $62.5     $100.3    $135.5
Interest income recognized on impaired loans......     8.4        2.9       4.9


    The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

    Restructured commercial mortgage loans aggregated $56.0 million and $60.4 million as of December 31, 2001 and 2000, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                      YEARS ENDED DECEMBER 31
                                                      2001     2000      1999
                                                     -------  -------  ---------
                                                          (IN MILLIONS)
Expected.........................................    $5.0     $5.2      $11.1
Actual...........................................     3.8      4.7        7.2



    At December 31, 2001, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:


COLLATERAL                          CARRYING        GEOGRAPHIC                              CARRYING
PROPERTY TYPE                        AMOUNT         CONCENTRATION                            AMOUNT
-------------------------------   -------------     --------------------------------      ------------
                                  (IN MILLIONS)                                           (IN MILLION)
Apartments.....................       $1,601.7       East North Central.............         $1,072.5
Hotels.........................          451.6       East South Central.............            490.6
Industrial.....................          809.8       Middle Atlantic................          1,490.4
Office buildings...............        2,601.5       Mountain.......................            417.4
Retail.........................        1,429.7       New England....................            891.1
Multi family...................            1.8       Pacific........................          1,823.1
Mixed Use......................          108.0       South Atlantic.................          2,097.5
Agricultural...................        2,532.3       West North Central.............            385.1
Other..........................          243.4       West South Central.............            907.0
                                                     Canada/Other...................            205.1
Allowance for losses...........         (112.8)      Allowance for losses...........           (112.8)
                                      --------                                               --------
Total..........................       $9,667.0       Total..........................         $9,667.0
                                      ========                                               ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

    Mortgage loans with outstanding principal balances of $2.0 million, bonds with amortized cost of $388.7 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2001.

    Depreciation expense on investment real estate was $4.6 million, $7.9 million, and $7.1 million in 2001, 2000, and 1999, respectively. Accumulated depreciation was $65.1 million and $60.9 million at December 31, 2001 and 2000, respectively.

    The Company sold $542.9 million, $359.2 million, and $172.0 million of commercial mortgage loans in securitization transactions in 2001, 2000, and 1999, respectively, for which it received net proceeds of $546.1 million, $362.4 million and $175.5 million, in 2001, 2000 and 1999, respectively. During 2001, 2000 and 1999, the Company recognized pre-tax gains of $3.2 million, $3.2 million and $3.5 million, respectively, related to these transactions.

    As a result of these securitizations, the Company retained mortgage servicing responsibilities which were recorded as servicing assets. These servicing assets were valued at $1.2 million and $0.8 million at December 31, 2001 and 2000, respectively.

    Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for by using the equity method of accounting totaled $1,062.1 million and $826.5 million at December 31, 2001 and 2000, respectively. Total combined assets of such investments were $12,541.6 million and $5,040.1 million (consisting primarily of investments), and total combined liabilities were $1,108.6 million and $823.3 million (including $580.0 million and $354.0 million of notes payable) at December 31, 2001 and 2000, respectively. Total combined revenues and expenses of these investments in 2001 were $942.5 million and $645.2 million, respectively, resulting in $297.3 million of total combined income from operations. Total combined revenues and expenses were $508.0 million and $172.7 million, respectively, resulting in $335.3 million of total combined income from operations in 2000. Net investment income on investments accounted for using the equity method totaled $56.4 million, $143.8 million and $65.1 million in 2001, 2000, and 1999 respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

    The fair value of derivative instruments classified as assets at December 31, 2001 was $331.2 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $580.0 million, and appears on the consolidated balance sheet in other liabilities.

  Fair Value Hedges

    The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

    The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

    The Company enters into interest rate cap agreements, cancelable interest rates swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date, contingent on future interest rates. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

    The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

    Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

    For the year ended December 31, 2001, the Company recognized a net loss of $16.5 million related to the ineffective portion of its fair value hedges, and a net gain of $1.9 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

  Cash Flow Hedges

    The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

    The Company used interest rate futures contracts to hedge the variable cash flows associated with variable benefit payments that it will make on certain annuity contracts. Amounts are reclassified from other comprehensive income when benefit payments are made.

    The Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

    For the year ended December 31, 2001, the Company recognized a loss of $0.2 million related to the ineffective portion of its cash flow hedges, and a net gain of $0.4 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2001, all of the Company's hedged forecast transactions qualified as cash flow hedges.

    For the year ended December 31, 2001, a net loss of $0.2 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.6 million of net gains will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

     For the year ended December 31, 2001, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

     The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the year ended December 31, 2001, $3.8 million of loss (net of tax of $2.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges was added to accumulated other comprehensive income, resulting in a balance of $19.1 million (net of tax of $10.3 million).

  Derivatives Not Designated as Hedging Instruments

     The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5. INCOME TAXES

     The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

     In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimated its taxes for the current year based on estimated industry earnings rates and revised these estimates up or down when the earnings rates were finalized and published by the IRS in the subsequent year.

     Income before income taxes and cumulative effect of accounting changes includes the following:

                                                       YEARS ENDED DECEMBER 31
                                                      2001      2000      1999
                                                     ------   --------   ------
                                                           (IN MILLIONS)
Domestic .........................................   $761.8   $1,093.5   $210.7
Foreign ..........................................      5.6        7.6      6.4
                                                     ------   --------   ------
Income before income taxes and cumulative effect
 of accounting changes ...........................   $767.4   $1,101.1   $217.1
                                                     ======   ========   ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

     The components of income taxes were as follows:

                                                     YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    ------   ------    ------
                                                          (IN MILLIONS)
CURRENT TAXES:
 Federal ........................................   $ (9.9)  $ 15.7    $(34.1)
 Foreign ........................................      3.1      1.2       2.3
 State ..........................................      4.6     12.0       5.8
                                                    ------   ------    ------
                                                      (2.2)    28.9     (26.0)
DEFERRED TAXES:
 Federal ........................................    210.5    279.4     108.6
 Foreign ........................................     (0.9)     1.6        --
 State ..........................................     (6.7)    (1.0)     (1.1)
                                                    ------   ------    ------
                                                     202.9    280.0     107.5
                                                    ------   ------    ------
Total income taxes ..............................   $200.7   $308.9    $ 81.5
                                                    ======   ======    ======

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    ------   ------    ------
                                                          (IN MILLIONS)
Tax at 35% ......................................   $268.6   $385.4    $ 76.0
Add (deduct):
 Equity base tax ................................    (13.4)   (46.0)     22.2
 Prior year taxes ...............................      9.9     (0.3)      1.8
 Tax credits ....................................    (28.1)   (20.6)    (12.9)
 Foreign taxes ..................................      1.3      0.4       1.0
 Tax exempt investment income ...................    (25.7)   (11.5)    (14.4)
 Non-taxable gain on sale of subsidiary .........       --       --     (15.4)
 Disallowed demutualization expenses ............       --       --      31.1
 Other ..........................................    (11.9)     1.5      (7.9)
                                                    ------   ------    ------
   Total income taxes ...........................   $200.7   $308.9    $ 81.5
                                                    ======   ======    ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                               DECEMBER 31
                                                             2001       2000
                                                           --------   --------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments ............................   $  485.5   $  492.2
 Other postretirement benefits .........................      136.6      148.9
 Book over tax basis of investments ....................      418.1      299.5
 Dividends payable to policyholders ....................      125.7      117.6
 Interest ..............................................       34.5       38.3
 Other .................................................      163.1       51.2
                                                           --------   --------
   Total deferred tax assets ...........................    1,363.5    1,147.7
                                                           --------   --------
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs .....................      824.5      649.1
 Depreciation ..........................................      214.2      211.7
 Basis in partnerships .................................      130.7      109.8
 Market discount on bonds ..............................       72.9       64.2
 Pension plan expense ..................................      133.6      104.0
 Capitalized charges related to mutual funds ...........       31.5       56.9
 Lease Income ..........................................      523.2      339.4
 Unrealized gains ......................................      135.8       56.7
                                                           --------   --------
   Total deferred tax liabilities ......................    2,066.4    1,591.8
                                                           --------   --------
   Net deferred tax liabilities ........................   $  702.9   $  444.1
                                                           ========   ========

     The Company made an income tax payment of $3.7 million , received an income tax refund of $21.7 million and made an income tax payment of $83.4 million in 2001, 2000 and 1999, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6. CLOSED BLOCK

     As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of JHFS. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without approval of the Massachusetts Division of Insurance.

     If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

     The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

     If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

     The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6. CLOSED BLOCK (CONTINUED)

     The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                 DECEMBER 31,   DECEMBER 31,
                                                                     2001           2000
                                                                -------------  -------------
                                                                (IN MILLIONS)
LIABILITIES
Future policy benefits ........................................  $  10,198.7    $   9,910.5
Policyholder dividend obligation ..............................        251.2           77.0
Policyholders' funds ..........................................      1,460.9        1,459.5
Policyholder dividends payable ................................        433.4          409.8
Other closed block liabilities ................................         53.7           84.6
                                                                 -----------    -----------
 Total closed block liabilities ...............................     12,397.9       11,941.4
                                                                 -----------    -----------
ASSETS
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$100.7; 2000--$2,327.4) ..................        103.3        2,269.9
 Available-for-sale--at fair value
  (cost: 2001--$5,204.0; 2000--$2,378.7) ......................      5,320.7        2,353.0
Equity securities:
 Available-for-sale--at fair value
 (cost: 2001--$8.8; 2000--$5.3) ...............................         13.4            6.3
Mortgage loans on real estate .................................      1,837.0        1,944.0
Policy loans ..................................................      1,551.9        1,540.6
Short-term investments ........................................           --           62.1
Other invested assets .........................................         83.1           40.7
                                                                 -----------    -----------
 Total investments ............................................      8,909.4        8,216.6
Cash and cash equivalents .....................................        192.1          305.6
Accrued investment income .....................................        158.9          149.3
Other closed block assets .....................................        297.5          317.1
                                                                 -----------    -----------
 Total closed block assets ....................................      9,557.9        8,988.6
                                                                 -----------    -----------
Excess of reported closed block liabilities over assets
 designated to the closed block ...............................      2,840.0        2,952.8
                                                                 -----------    -----------
Portion of above representing other comprehensive income:
 Unrealized appreciation (depreciation), net of tax of
  $43.3 million and $(8.8) million at 2001 and 2000,
  respectively ................................................         80.1          (16.1)
 Allocated to the policyholder dividend obligation, net of tax
  $50.8 million and $4.7 million at 2001 and 2000,
  respectively ................................................        (94.4)          (8.8)
                                                                 -----------    -----------
   Total ......................................................        (14.3)         (24.9)
                                                                 -----------    -----------
   Maximum future earnings to be recognized from closed
    block assets and liabilities ..............................  $   2,825.7    $   2,927.9
                                                                 ===========    ===========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6. CLOSED BLOCK (CONTINUED)

                                                      DECEMBER 31,  DECEMBER 31,
                                                          2001          2000
                                                      ------------ -------------
                                                             (IN MILLIONS)

Change in the policyholder dividend obligation:
 Balance at beginning of period.....................     $ 77.0            --
   Impact on net income before income taxes.........       42.5         $63.5
   Unrealized investment gains (losses).............       67.1          13.5
   Cumulative effect of change in accounting
    principle (1)...................................       64.6            --
                                                         ------         -----
 Balance at end of period...........................     $251.2         $77.0
                                                         ======         =====

(1) The cumulative effect of change in accounting principle represents the impact of transferring fixed maturities from held-to-maturity to available-for-sale as part of the adoption of SFAS No. 133 effective January 1, 2001. See Note 1.

                                                                     FOR THE PERIOD
                                                           YEAR        FEBRUARY 1
                                                          ENDED         THROUGH
                                                       DECEMBER 31,   DECEMBER 31,
                                                           2001           2000
                                                       ------------  --------------
                                                               (IN MILLIONS)
REVENUES
Premiums ...........................................    $    940.0     $    865.0
Net investment income ..............................         667.5          591.6
Net realized investment and other gains (losses),
 net of amounts credited to the policyholder
 dividend obligation of $(17.0) million and
 $14.1 million, respectively .......................          (3.6)          (2.9)
Other closed block revenues ........................           0.6           (0.6)
                                                        ----------     ----------
 Total closed block revenues .......................       1,604.5        1,453.1
BENEFITS AND EXPENSES
Benefits to policyholders ..........................         924.4          870.0
Change in policyholder dividend obligation .........          54.9           46.6
Other closed block operating costs and expenses ....          (6.3)         (10.0)
Dividends to policyholders .........................         474.9          407.1
                                                        ----------     ----------
 Total benefits and expenses .......................       1,447.9        1,313.7
                                                        ----------     ----------
Closed block revenues, net of closed block
 benefits and expenses, before income taxes and
 cumulative effect of accounting change ............         156.6          139.4
Income taxes, net of amounts credited to the
 policyholder dividend obligation of $4.6 million
 and $2.8 million, respectively ....................          53.0           52.3
                                                        ----------     ----------
 Closed block revenues, net of closed block
  benefits and expenses and income taxes, before
  cumulative effect of accounting change ...........         103.6           87.1
                                                        ----------     ----------
 Cumulative effect of accounting change, net of
  tax ..............................................          (1.4)            --
                                                        ----------     ----------
 Closed block revenues, net of closed block
  benefits and expenses, income taxes and the
  cumulative effect of accounting change ...........    $    102.2     $     87.1
                                                        ==========     ==========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6. CLOSED BLOCK (CONTINUED)

     Maximum future earnings from closed block assets and liabilities:

                                                                FOR THE PERIOD
                                                     YEAR         FEBRUARY 1
                                                    ENDED          THROUGH
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2001            2000
                                                 ------------  ----------------
                                                         (IN MILLIONS)

Beginning of period...........................     $2,927.9        $3,015.0
End of period.................................      2,825.7         2,927.9
                                                   --------        --------
 Change during period.........................     $  102.2        $   87.1
                                                   ========        ========

NOTE 7. DEBT AND LINE OF CREDIT

     Short-term and long-term debt consists of the following:

                                                                   DECEMBER 31
                                                                2001       2000
                                                              --------   --------
                                                                 (IN MILLIONS)
SHORT-TERM DEBT:
 Commercial paper ..........................................        --   $  222.3
 Current maturities of long-term debt ......................  $  124.6       23.0
                                                              --------   --------
Total short-term debt ......................................     124.6      245.3
                                                              --------   --------
LONG-TERM DEBT:
 Surplus notes, 7.38% maturing in 2024 .....................     447.3      447.2
 Notes payable, interest ranging from 5.43% to 14.0%, due
  in varying amounts through 2007 ..........................     296.0      109.8
                                                              --------   --------
Total long-term debt .......................................     743.3      557.0
Less current maturities ....................................    (124.6)     (23.0)
                                                              --------   --------
Long-term debt .............................................     618.7      534.0
                                                              --------   --------
  Total debt ...............................................  $  743.3   $  779.3
                                                              ========   ========

     The Company issues commercial paper primarily to meet working capital needs. The Company had no commercial paper outstanding at December 31, 2001. The weighted-average interest rate for outstanding commercial paper at December 31, 2000 was 6.59%. The weighted-average life for outstanding commercial paper at December 31, 2000 was approximately 11 days. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

     The issuance of surplus notes was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the surplus notes requires the prior approval of the Massachusetts Commissioner of Insurance.

     At December 31, 2001, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment which expires on July 26, 2002 and $500.0 million pursuant to a multi-year facility, which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2001. At December 31, 2001, the Company had no outstanding borrowings under the agreement.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

    Aggregate maturities of long-term debt are as follows: 2002-$124.6 million; 2003-$32.2 million; 2004-$31.5 million; 2005-$25.4 million; 2006-$7.5 million and thereafter-$522.1 million.

    Interest expense on debt, included in other operating costs and expenses, was $59.0 million, $62.6 million, and $70.1 million in 2001, 2000 and 1999, respectively. Interest paid amounted to $55.8 million in 2001, $63.4 million in 2000, and $70.1 million in 1999.

NOTE 8. MINORITY INTEREST

    Minority interest relates to preferred stock issued by Signature Tomato, a subsidiary of Signature Fruit, a subsidiary of the Company, which acquired certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri-Valley Growers, Inc., a cooperative association, and equity interests in consolidated partnerships. For financial reporting purposes, the assets, the liabilities, and earnings of Signature Fruit and the partnerships are consolidated in the Company's financial statements.

    In conjunction with the transaction discussed above, Signature Tomato, a subsidiary of Signature Fruit, issued $2.1 million of 14.24% cumulative, voting preferred stock in exchange for debt. In addition, Signature Fruit sold 3.0% of its Class A membership shares to outside third parties with put options exercisable in a period from one to three years from acquisition. All amounts arising from these transactions have been included in minority interest in the accompanying consolidated balance sheets.

    The minority interest in the equity of consolidated partnerships of approximately $26.1 million reflects the original investment by minority shareholders in various consolidated partnerships, along with their proportional share of the earnings or losses of these partnerships.

NOTE 9. REINSURANCE

    The effect of reinsurance on premiums written and earned was as follows:


                                                            2001                        2000                        1999
                                                          PREMIUMS                    PREMIUMS                    PREMIUMS

                                                   WRITTEN        EARNED       WRITTEN        EARNED       WRITTEN        EARNED
                                                  ----------    ----------    ----------    ----------    ----------    ----------
                                                                                   (IN MILLIONS)
LIFE, HEALTH AND ANNUITY:
Direct ......................................     $  3,076.8    $  3,080.7    $  3,181.1    $  3,180.3    $  2,940.2    $  2,938.3
Assumed .....................................          427.7         427.7         465.3         465.4         311.3         311.3
Ceded .......................................       (1,156.5)     (1,156.5)     (1,255.0)     (1,255.0)     (1,228.5)     (1,228.5)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
 Net life, health and annuity premiums ......        2,348.0       2,351.9       2,391.4       2,390.7       2,023.0       2,021.1
                                                  ----------    ----------    ----------    ----------    ----------    ----------
PROPERTY AND CASUALTY:
Direct ......................................             --            --            --            --            --            --
Assumed .....................................             --            --            --            --           0.3           0.3
Ceded .......................................             --            --            --            --            --            --
                                                  ----------    ----------    ----------    ----------    ----------    ----------
 Net property and casualty premiums .........             --            --            --            --           0.3           0.3
                                                  ----------    ----------    ----------    ----------    ----------    ----------
  Net premiums .............................      $  2,348.0    $  2,351.9    $  2,391.4    $  2,390.7    $  2,023.3    $  2,021.4
                                                  ==========    ==========    ==========    ==========    ==========    ==========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

    For the years ended December 31, 2001, 2000 and 1999, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $552.7 million, $649.4 million, and $514.5 million, respectively.

    On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

    Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2001, would not be material.

    Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

    The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans had been based on years of service and average compensation generally during the three years prior to retirement. In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees over a certain age and with at least a certain number of years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $115.9 million in 2001, $102.2 million in 2000, and $97.6 million in 1999. Plan assets consist principally of listed equity securities and corporate obligations and U.S. government securities.

    The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2001 or 2000. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $258.7 million, and $236.2 million, respectively, at December 31, 2001, and $256.3 million, and $244.3 million, respectively, at December 31, 2000. Non-qualified plan assets, at fair value, were $4.6 million and $0.8 million at December 31, 2000 and 1999, respectively.

    Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.6 million, $8.3 million, and $8.3 million, in 2001, 2000 and 1999, respectively.

    In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

    Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

    The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2001 and 2000, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS
          (CONTINUED)

  The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:

                                                                                        YEARS ENDED DECEMBER 31

                                                                                                         OTHER POSTRETIREMENT
                                                                          PENSION BENEFITS                     BENEFITS
                                                                     ---------------------------       -----------------------
                                                                        2001             2000            2001           2000
                                                                     ----------       ----------       --------       --------
                                                                                            (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
 Benefit obligation at beginning of year .....................       $  1,803.6       $  1,905.3       $  486.8       $  443.2
 Service cost ................................................             30.7             34.0            5.9            7.8
 Interest cost ...............................................            129.1            129.2           31.8           30.9
 Amendments ..................................................             50.1            (10.3)         (48.3)            --
 Actuarial loss (gain) .......................................             46.7           (143.7)          (1.3)          36.6
 Benefits paid ...............................................           (127.1)          (110.9)         (29.6)         (31.7)
 Curtailment .................................................               --               --           (3.9)            --
                                                                     ----------       ----------       --------       --------
 Benefit obligation at end of year ...........................          1,933.1          1,803.6          441.4          486.8
                                                                     ----------       ----------       --------       --------
CHANGE IN PLAN ASSETS:
 Fair value of plan assets at beginning of year ..............          2,410.9          2,384.4          261.4          232.9
 Actual return on plan assets ................................           (105.8)           125.2           (6.7)           0.3
 Employer contribution .......................................             18.9             12.2             --           35.5
 Benefits paid ...............................................           (127.1)          (110.9)          (9.0)          (7.3)
                                                                     ----------       ----------       --------       --------
 Fair value of plan assets at end of year ....................          2,196.9          2,410.9          245.7          261.4
                                                                     ----------       ----------       --------       --------
Funded status ................................................            263.8            607.3         (195.7)        (225.4)
Unrecognized actuarial loss (gain)  ..........................             24.3           (400.5)         (95.3)        (139.7)
Unrecognized prior service cost ..............................             67.9             24.1          (47.5)          (1.4)
Unrecognized net transition asset ............................              0.1              0.2             --             --
                                                                     ----------       ----------       --------       --------
Prepaid (accrued) benefit cost, net ..........................       $    356.1       $    231.1       $ (338.5)      $ (366.5)
                                                                     ==========       ==========       ========       ========
AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEETS
CONSIST OF:
 Prepaid benefit cost ........................................       $    523.9       $    380.7
 Accrued benefit liability ...................................           (231.6)          (243.5)
 Intangible asset ............................................              0.5              6.0
 Accumulated other comprehensive income ......................             63.3             87.9
                                                                     ----------       ----------
Prepaid benefit cost, net ....................................       $    356.1       $    231.1
                                                                     ==========       ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS
(CONTINUED)

  The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                                           YEARS ENDED DECEMBER 31
                                                                      OTHER POSTRETIREMENT
                                                   PENSION BENEFITS             BENEFITS
                                                   ----------------   --------------------
                                                    2001      2000     2001          2000
                                                   ------    ------   ------        ------
Discount rate.................................      7.25%     7.25%    7.25%         7.25%
Expected return on plan assets................      9.50%     9.00%    9.50%         9.00%
Rate of compensation increase.................      4.20%     4.77%    4.20%         4.77%

  For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

  For the prior valuation, a 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

  The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:

                                                               YEARS ENDED DECEMBER 31
                                                                                OTHER POSTRETIREMENT
                                                     PENSION BENEFITS                 BENEFITS
                                                ---------------------------   -------------------------
                                                 2001      2000      1999      2001     2000      1999
                                                --------  --------  --------  -------  -------  -------
                                                                    (IN MILLIONS)
Service cost.................................   $  30.7   $  34.0   $  33.8   $  5.9   $  7.8    $  7.5
Interest cost................................     129.1     129.2     119.0     31.8     30.9      28.7
Expected return on plan assets...............    (223.8)   (209.9)   (182.9)   (24.4)   (24.1)    (18.3)
Amortization of transition asset.............       0.1     (12.0)    (12.1)      --       --        --
Amortization of prior service cost...........       6.5       4.6       3.9     (2.2)    (0.2)     (0.2)
Recognized actuarial gain....................     (18.3)     (9.3)     (6.3)    (6.8)    (8.7)     (8.5)
Other........................................        --        --        --     (3.9)      --        --
                                                -------   -------   -------   ------   ------    ------
 Net periodic benefit (credit) cost..........   $ (75.7)  $ (63.4)  $ (44.6)  $  0.4   $  5.7    $  9.2
                                                =======   =======   =======   ======   ======    ======

  Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                             1-PERCENTAGE     1-PERCENTAGE
                                                            POINT INCREASE   POINT DECREASE
                                                            --------------  ----------------
                                                                    (IN MILLIONS)
Effect on total of service and interest costs in 2001...        $ 4.0           $ (3.7)
Effect on postretirement benefit obligations
 as of December 31, 2001................................         42.2            (38.8)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 11.  COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, and other invested assets and to issue mortgage loans on real estate totaling $518.4 million, $0.3 million, $491.2 million and $212.9 million, respectively at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.2 billion at December 31, 2001. The majority of these commitments expire in 2002.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

 Class Action

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $52.7 million and $224.0 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $30.0 million and $140.2 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims.
 The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase
(i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Harris Trust

  Since 1983, the Company has been involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried to a Federal District Court judge in 1997.The judge issued an opinion in November 2000.

  In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

  The Company believes that the underlying case was incorrectly decided and there are promising grounds for challenging the District Court's decision. Therefore, the Company has filed an appeal and believes that it is probable that the Appeals Court will reverse the lower court's decision. Notwithstanding what the Company believes to be the merits of the Company's position in this case, if unsuccessful, its ultimate liability, including fees, costs and interest could have a material adverse impact on net income. However, the Company does not believe that any such liability would be material in relation to its financial position or liquidity.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12.  SHAREHOLDER'S EQUITY

  (a) Common Stock

  As result of the Reorganization, as described in Note 1, the Company was converted to a stock life insurance company. The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

 (b) Other Comprehensive Income

  The components of accumulated other comprehensive income are as follows:

                                                                NET
                                                            ACCUMULATED      FOREIGN                ACCUMULATED
                                                NET         GAIN (LOSS)      CURRENCY   MINIMUM        OTHER
                                             UNREALIZED     ON CASH FLOW   TRANSLATION  PENSION    COMPREHENSIVE
                                           GAINS (LOSSES)      HEDGES       ADJUSTMENT LIABILITY       INCOME
                                           --------------  -------------   ----------- ---------   -------------
                                                                          (IN MILLIONS)
Balance at December 31, 1998.............     $ 320.5            --         $(0.7)      $(38.3)        $ 281.5
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $234.7 million)..............      (453.8)           --            --           --          (453.8)
Reclassification (losses),
 realized in net income
 (net of tax expense of
 $4.5 million)...........................         8.2            --            --           --             8.2
Adjustment for participating
 group annuity contracts
 (net of deferred income tax
 expense of $40.1 million)...............        74.6            --            --           --            74.6
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net
 of deferred income tax
 expense of $60.7 million)...............       119.6            --            --           --           119.6
                                              -------         -----         -----       ------         -------
Net unrealized gains (losses)............      (251.4)           --            --           --          (251.4)
Foreign currency translation
 adjustment..............................          --            --          (1.8)          --            (1.8)
Minimum pension liability (net of
 deferred income tax
 benefit of $12.3 million)...............          --            --            --        (22.9)          (22.9)
                                              -------         -----         -----       ------         -------
Balance at December 31, 1999.............     $  69.1            --         $(2.5)      $(61.2)        $   5.4
                                              =======         =====         =====       ======         =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               NET
                                                           ACCUMULATED      FOREIGN                  ACCUMULATED
                                               NET         GAIN (LOSS)     CURRENCY     MINIMUM         OTHER
                                            UNREALIZED     ON CASH FLOW  TRANSLATION    PENSION    COMPREHENSIVE
                                          GAINS (LOSSES)      HEDGES      ADJUSTMENT   LIABILITY       INCOME
                                          --------------  -------------  -----------  ----------   -------------
                                                                             (IN MILLIONS)
Balance at December 31, 1999.............     $ 69.1             --         $(2.5)      $(61.2)        $  5.4
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $8.1 million)................      (12.7)            --            --           --          (12.7)
Reclassification
 adjustments for
 gains (losses), realized in net
 income (net of tax expense of
 $59.8 million)..........................      111.2             --            --           --          111.2
Adjustment for participating
 group annuity contracts
 (net of deferred income tax
 expense of $3.6 million)................       (6.8)            --            --           --           (6.8)
Adjustment for policyholder dividend
 obligation (net of income tax
 benefit of $4.7 million.................       (8.8)            --            --           --           (8.8)
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net
 of deferred income tax
 expense of $15.4 million)...............      (28.3)            --            --           --          (28.3)
                                              ------                        -----       ------         ------
Net unrealized gains (losses)............       54.6             --            --           --           54.6
Foreign currency translation
 adjustment..............................         --             --          (1.5)          --           (1.5)
Minimum pension liability (net of
 deferred income tax
 benefit of $4.4 million)................         --             --            --          8.2            8.2
                                              ------                        -----       ------         ------
Balance at December 31, 2000.............     $123.7             --         $(4.0)      $(53.0)        $ 66.7
                                              ======                        =====       ======         ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12. SHAREHOLDER'S EQUITY (CONTINUED)

                                                                NET
                                                             ACCUMULATED     FOREIGN                 ACCUMULATED
                                                 NET         GAIN (LOSS)    CURRENCY     MINIMUM        OTHER
                                              UNREALIZED    ON CASH FLOW  TRANSLATION    PENSION    COMPREHENSIVE
                                            GAINS (LOSSES)     HEDGES      ADJUSTMENT   LIABILITY       INCOME
                                            --------------  ------------  -----------   ---------   -------------
                                                    (IN MILLIONS)
Balance at December 31, 2000 ............     $  123.7             --       $ (4.0)      $ (53.0)     $   66.7
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $49.1 million) ..............        (88.3)            --           --            --         (88.3)
Reclassification adjustment
 for gains (losses), realized
 in net income (net of tax
 expense of $80.8 million) ..............        150.1             --           --            --         150.1
Adjustment for participating
 group annuity contracts (net
 of deferred income tax
 benefit of $5.1 million) ...............         (9.5)            --           --            --          (9.5)
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net
 of deferred income tax
 benefit of $25.8 million) ..............        (47.8)            --           --            --         (47.8)
Adjustment for net shadow
 policyholder dividend
 obligation (net of tax
 benefit of $46.1 million) ..............        (85.6)            --           --            --         (85.6)
                                              --------        -------       ------       -------      --------
Net unrealized gains (losses) ...........        (81.1)            --           --            --         (81.1)
Foreign currency translation
 adjustment .............................           --             --          1.0            --           1.0
Minimum pension liability
 (net of deferred income tax
 expense of $8.2 million) ...............           --             --           --          15.2          15.2
Net accumulated gains (losses)
 on cash flow hedges (net of
 tax benefit of $2.1 million) ...........           --           (3.8)          --            --          (3.8)
Change in accounting principle
 (net of income tax expense of
 $122.6 million) ........................        204.7           22.9            --           --         227.6
                                              --------        -------       ------       -------      --------
Balance at December 31, 2001 ............     $  247.3        $  19.1       $ (3.0)      $ (37.8)     $  225.6
                                              ========        =======       ======       =======      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12. SHAREHOLDER'S EQUITY (CONTINUED)

     Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                                            YEAR ENDED

                                                     2001      2000      1999
                                                   --------  --------  --------
                                                           (IN MILLIONS)

BALANCE, END OF YEAR COMPRISES:
  Unrealized investment gains (losses) on:
   Fixed maturities ............................   $  294.1  $  103.0  $ (190.5)
   Equity investments ..........................      129.2     258.5     136.6
   Derivatives and other .......................      205.0    (155.8)    107.5
                                                   --------  --------  --------
Total ..........................................      628.3     205.7      53.6
AMOUNTS OF UNREALIZED INVESTMENT (GAINS)
 LOSSES ATTRIBUTABLE TO:
   Participating group annuity contracts .......      (49.0)    (34.4)    (24.0)
   Deferred policy acquisition cost and present
    value of future profits ....................      (51.0)     22.6      66.3
   Policyholder dividend obligation ............     (145.2)    (13.5)       --
   Deferred federal income taxes ...............     (135.8)    (56.7)    (26.8)
                                                   --------  --------  --------
Total ..........................................     (381.0)    (82.0)     15.5
                                                   --------  --------  --------
Net unrealized investment gains ................   $  247.3  $  123.7  $   69.1
                                                   ========  ========  ========


  (c) Statutory Results

     The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

     The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Life Company the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." As a result of this permitted practice, the Company's reported statutory surplus as of December 31, 2001 is increased by $319.5 million over what it would be under NAIC SAP. Statutory net income is not impacted by this permitted practice.

     In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12. SHAREHOLDER'S EQUITY (CONTINUED)

     Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company. Investors Guaranty Life Insurance Company, a former subsidiary of the Company, was sold in 2001, and its statutory net income for the period January 1, 2001 to May 22, 2001 and for the years 2000 and 1999, and its statutory surplus at December 31, 2000 and 1999, are included in the table below.


                                      AS OF OR FOR THE YEARS ENDED DECEMBER 31

                                        2001           2000           1999
                                        ----           ----           ----
                                                  (IN MILLIONS)

Statutory surplus ................    $3,513.6       $3,700.5       $3,456.7
Statutory net income .............       631.4          617.6          573.2

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 13. SEGMENT INFORMATION

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  Protection Segment

     Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  Asset Gathering Segment

     Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

  Guaranteed and Structured Financial Products (G&SFP) Segment

     Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13.  SEGMENT INFORMATION (CONTINUED)

  Investment Management Segment

     Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

  Corporate and Other Segment

     Primarily consists of the Company's international group insurance program, certain corporate operations, and businesses that are either disposed or in run-off. The international group insurance program consists of an international network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting changes.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

    The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                                                 ASSET                      INVESTMENT    CORPORATE
2001                                           PROTECTION      GATHERING        G&SFP       MANAGEMENT    AND OTHER    CONSOLIDATED
----                                           -----------    -----------    -----------    ----------    ----------    -----------
REVENUES:
Segment revenues .........................     $   3,054.7    $   1,155.0    $   2,369.5    $    143.2    $    650.6    $   7,373.0
Net realized investment and other
 gains (losses) ..........................           (98.1)         (54.8)        (121.1)         (0.2)         25.2         (249.0)
                                               -----------    -----------    -----------    ----------    ----------    -----------
Revenues .................................     $   2,956.6    $   1,100.2    $   2,248.4    $    143.0    $    675.8    $   7,124.0
                                               ===========    ===========    ===========    ==========    ==========    ===========
Net investment income ....................     $   1,258.5    $     498.5    $   1,834.5    $     28.7    $     26.0    $   3,646.2
NET INCOME:
Segment after-tax operating
 income ..................................           284.3          148.3          238.0          29.8          55.4          755.8
Realized investment gains
 (losses), net ...........................           (62.2)         (34.7)         (77.0)         (0.2)         16.6         (157.5)
Class action lawsuit .....................              --             --             --            --         (19.5)         (19.5)
Restructuring charges ....................            (4.4)         (17.6)          (1.2)         (0.9)         (1.3)         (25.4)
Surplus tax ..............................             9.6            0.2            2.6           0.1           0.8           13.3
Cumulative effect of accounting
changes, net of tax ......................            11.7           (0.5)          (1.2)         (0.2)         (2.6)           7.2
                                               -----------    -----------    -----------    ----------    ----------    -----------
Net income ...............................     $     239.0    $      95.7    $     161.2    $     28.6    $     49.4    $     573.9
                                               ===========    ===========    ===========    ==========    ==========    ===========
SUPPLEMENTAL INFORMATION:
Inter-segment revenues ...................              --             --             --    $     28.0    $    (28.0)            --
Equity in net income of investees
 accounted for by the equity
 method ..................................     $      12.9    $       7.0    $      24.8           6.9           4.8    $      56.4
Amortization of deferred policy
 acquisition costs .......................           171.3           75.0            2.4            --           0.3          249.0
Interest expense .........................             0.9            1.9             --          12.4          43.8           59.0
Income tax expense .......................           108.8           35.0           71.0          16.2         (30.3)         200.7
Segment assets ...........................        28,912.5       14,740.5       32,253.9       2,049.8       3,168.0       81,124.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                              ASSET                   INVESTMENT   CORPORATE
2001                                            PROTECTION  GATHERING       G&SFP     MANAGEMENT   AND OTHER   CONSOLIDATED
----                                            ----------  ---------      --------   ----------   ---------  --------------
NET REALIZED INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
Net realized investment and other
 gains (losses) .............................     (122.9)       (76.4)        (78.8)         3.0        25.2        (249.9)
Less amortization of deferred
 policy acquisition costs related
 to net realized investment and
 other gains (losses) .......................        7.8         21.6            --           --          --          29.4
Less amounts credited to
 participating pension
 contractholder accounts ....................         --           --         (42.3)          --          --         (42.3)
Add amounts credited to the
 policyholder dividend obligation ...........       17.0           --            --           --          --          17.0
                                                --------      -------      --------      -------     -------      --------
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs, amounts
 credited to participating pension
 contractholders and amounts
 credited to the policyholder
 dividend obligation- per the
 consolidated financial statements ..........      (98.1)       (54.8)       (121.1)        3.0         25.2        (245.8)
Less net realized investment and
 other gains (losses) attributable to
 mortgage securitizations ...................         --           --            --        (3.2)          --          (3.2)
                                                --------      -------      --------      -------     -------      --------
Net realized investment and other
 gains (losses), net-pre-tax
 adjustment made to calculate
 segment operating income ...................      (98.1)       (54.8)       (121.1)       (0.2)        25.2        (249.0)
Less income tax effect ......................       35.9         20.1          44.1          --         (8.6)         91.5
                                                --------      -------      --------      -------     -------      --------
Net realized investment and other
 gains (losses), net-after-tax
 adjustment made to calculate
 segment operating income ...................   $  (62.2)     $ (34.7)     $  (77.0)     $ (0.2)     $  16.6      $ (157.5)
                                                ========      =======      ========      ======      =======      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               ASSET                      INVESTMENT   CORPORATE
2000                                         PROTECTION      GATHERING        G&SFP       MANAGEMENT   AND OTHER    CONSOLIDATED
----                                         -----------    -----------    -----------    ----------   ----------    -----------
REVENUES:
Segment revenues .......................     $   2,887.0    $   1,195.9    $   2,427.2    $    212.0   $    577.0    $   7,299.1
Net realized investment and
 other gains (losses) ..................           (24.4)          15.4          (64.7)          7.1        141.7           75.1
                                             -----------    -----------    -----------    ----------   ----------    -----------
Revenues ...............................     $   2,862.6    $   1,211.3    $   2,362.5    $    219.1   $    718.7    $   7,374.2
                                             ===========    ===========    ===========    ==========   ==========    ===========
Net investment income ..................     $   1,196.3    $     445.8    $   1,741.9    $     22.7   $    157.2    $   3,563.9
NET INCOME:
Segment after-tax operating income .....           238.8          128.8          211.6          46.8         82.4          708.4
Realized investment gains
 (losses), net .........................           (18.2)          18.6          (40.5)          4.4         87.3           51.6
Restructuring charges ..................            (6.7)          (1.4)          (2.6)           --         (1.3)         (12.0)
Surplus tax ............................            20.8            0.6            6.5            --         18.1           46.0
Demutualization expenses ...............             1.6            0.4            0.4            --          0.1            2.5
Other demutualization related costs ....            (6.8)          (1.3)          (1.7)           --         (0.2)         (10.0)
Group pension dividend transfer ........              --             --            5.7            --           --            5.7
                                             -----------    -----------    -----------    ----------   ----------    -----------
Net income .............................     $     229.5    $     145.7    $     179.4    $     51.2   $    186.4    $     792.2
                                             ===========    ===========    ===========    ==========   ==========    ===========
SUPPLEMENTAL INFORMATION:
Inter-segment revenues .................              --             --             --    $     39.1   $    (39.1)            --
Equity in net income of investees
 accounted for by the equity
 method ................................     $       7.5    $       3.5    $      11.2          16.8        104.8    $     143.8
Amortization of deferred policy
 acquisition costs .....................           106.0           78.8            2.6            --         (0.3)         187.1
Interest expense .......................             2.9            3.5            1.0          12.1         43.1           62.6
Income tax expense .....................            82.0           57.9           78.3          35.2         55.5          308.9
Segment assets .........................        27,091.5       14,067.2       31,161.1       3,124.5      2,967.7       78,412.0

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                        ASSET             INVESTMENT   CORPORATE
2000                                      PROTECTION  GATHERING   G&SFP   MANAGEMENT   AND OTHER   CONSOLIDATED
----                                      ----------  ---------  -------  ----------   ---------   ------------
NET REALIZED INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
Net realized investment and other
 gains (losses) ........................       (23.2)      18.9    (57.8)        10.3      141.7           89.9
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other
 gains (losses) ........................        12.9       (3.5)      --           --         --            9.4
Less amounts credited to
 participating pension
 contractholder accounts ...............          --         --     (6.9)          --         --           (6.9)
Less amounts credited to
 policyholder dividend obligation ......       (14.1)        --       --           --         --          (14.1)
                                            --------    -------   ------     --------    -------      ---------
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs, amounts
 credited to participating pension
 contractholders and amounts
 credited to the policyholder
 dividend obligation-per
 consolidated financial statements .....       (24.4)      15.4    (64.7)        10.3      141.7           78.3
Less net realized investment and
 other gains (losses) attributable
 to mortgage securitizations ...........          --         --       --         (3.2)        --           (3.2)
                                            --------    -------   ------     --------    -------      ---------
Net realized investment and other
 gains (losses), net-pre-tax
 adjustment made to calculate
 segment operating income ..............       (24.4)      15.4    (64.7)         7.1      141.7           75.1
Less income tax effect .................         6.2        3.2     24.2         (2.7)     (54.4)         (23.5)
                                            --------    -------   ------     --------    -------      ---------
Net realized investment and other
 gains (losses), net-after-tax
 adjustment made to calculate
 segment operating income ..............    $  (18.2)   $  18.6   $(40.5)    $    4.4    $  87.3      $    51.6
                                            ========    =======   ======     ========    =======      =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               ASSET                 INVESTMENT   CORPORATE
1999                                            PROTECTION   GATHERING     G&SFP     MANAGEMENT   AND OTHER   CONSOLIDATED
----                                            ----------   ---------   ---------   ----------   ---------   ------------
REVENUES:
Segment revenues ............................   $  2,756.9   $ 1,057.3   $ 2,028.2   $    189.9   $   532.4     $  6,564.7
Net realized investment and other
 gains (losses) .............................        173.6       (11.0)       93.3          3.1       (61.7)         197.3
                                                ----------   ---------   ---------   ----------   ---------     ----------
Revenues ....................................   $  2,930.5   $ 1,046.3   $ 2,121.5   $    193.0   $   470.7     $  6,762.0
                                                ==========   =========   =========   ==========   =========     ==========
Net investment income .......................   $  1,101.9   $   388.6   $ 1,681.3   $     45.9   $   121.2     $  3,338.9
NET INCOME:
Segment after-tax operating income ..........        188.7       115.1       201.7         37.3        45.6          588.4
Realized investment gains (losses), net .....        108.6        (6.9)       58.4          2.0       (45.6)         116.5
Class action lawsuit ........................           --          --          --           --       (91.1)         (91.1)
Restructuring charges .......................         (8.6)       (7.3)       (0.6)          --        (0.5)         (17.0)
Surplus tax .................................        (12.5)       (1.0)       (6.5)          --        (2.3)         (22.3)
Workers compensation reinsurance reserves ...           --          --          --           --      (133.7)        (133.7)
Group pension dividend transfer .............           --          --      (205.8)          --          --         (205.8)
Demutualization expenses ....................        (61.3)      (13.0)      (16.1)          --        (2.2)         (92.6)
Other demutualization related costs .........         (4.6)       (0.9)       (1.1)          --        (0.2)          (6.8)
Cumulative effect of accounting change ......           --        (9.6)         --         (0.1)         --           (9.7)
                                                ----------   ---------   ---------   ----------   ---------     ----------
Net income ..................................   $    210.3   $    76.4   $    30.0   $     39.2   $  (230.0)    $    125.9
                                                ==========   =========   =========   ==========   =========     ==========
SUPPLEMENTAL INFORMATION:
Inter-segment revenues ......................           --          --          --   $     43.6   $   (43.6)            --
Equity in net income of investees
 accounted
for by the equity method ....................   $     46.2   $    (0.3)  $    14.3          3.5         1.4     $     65.1
Amortization of deferred policy
 acquisition costs ..........................         69.2        53.5         3.1           --        (0.8)         125.0
Interest expense ............................          0.7         6.2          --          5.3        57.9           70.1
Income tax expense (credit) .................        138.9        52.6        (7.5)        26.5      (129.0)          81.5
Segment assets ..............................     25,372.1    14,297.2    30,370.5      3,531.4     2,488.7       76,059.9

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other
 gains (losses) ..........................      228.4    (16.1)    97.4     6.6    (61.7)    254.6
Less amortization of deferred
 policy acquisition costs related
 to net realized investment and
 other gains (losses) ....................      (54.8)     5.1       --      --       --     (49.7)
Less amounts credited to
 participating pension contractholder
 accounts ................................         --       --    (35.3)     --       --     (35.3)
                                             --------  -------  -------  ------  -------  --------
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs and amounts credited
 to participating pension
 contractholders - per consolidated
 financial statements ....................      173.6    (11.0)    62.1     6.6    (61.7)    169.6
Less net realized investment and other
 gains (losses) attributable to
 mortgage securitizations and
 investments backing short-term funding
 agreements ..............................         --       --     31.2    (3.5)      --      27.7
Less gain on sale of business ............         --       --       --      --    (33.0)    (33.0)
                                             --------  -------  -------  ------  -------  --------
Net realized investment and other
 gains (losses), net-pre-tax adjustment
 made to calculate segment operating
 income ..................................      173.6    (11.0)    93.3     3.1    (94.7)    164.3
Less income tax effect ...................      (65.0)     4.1    (34.9)   (1.1)    49.1     (47.8)
                                             --------  -------  -------  ------  -------  --------
Net realized investment and other
 gains (losses), net-after-tax
 adjustment made to calculate segment
 operating income ........................   $  108.6  $  (6.9) $  58.4  $  2.0  $ (45.6) $  116.5
                                             ========  =======  =======  ======  =======  ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

     The Company operates primarily in the United States and also in Indonesia. In addition, the international group insurance program consists of a network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                INCOME BEFORE
                                                                INCOME TAXES
                                                               AND CUMULATIVE
                                                LONG-LIVED       EFFECT OF
LOCATION                     REVENUES   ASSETS    ASSETS     ACCOUNTING CHANGES
--------                     --------   ------  ----------   ------------------
                                               (IN MILLIONS)
2001
United States  ...........   $6,917.4   $533.8   $81,052.9        $  761.4
Foreign - other ..........      206.6      0.6        71.8             6.0
                             --------   ------   ---------        --------
                             $7,124.0   $534.4   $81,124.7        $  767.4
                             ========   ======   =========        ========
2000
United States ............   $7,201.4   $419.6   $78,346.9        $1,093.4
Foreign - other ..........      172.8      0.3        65.1             7.7
                             --------   ------   ---------        --------
                             $7,374.2   $419.9   $78,412.0        $1,101.1
                             ========   ======   =========        ========
1999
United States ............   $6,573.0   $440.0   $75,993.0        $  211.2
Foreign - other ..........      189.0      0.4        66.9             5.9
                             --------   ------   ---------        --------
                             $6,762.0   $440.4   $76,059.9        $  217.1
                             ========   ======   =========        ========

     The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 14. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

     Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                            DECEMBER 31
                                           --------------------------------------------
                                                    2001                   2000
                                           --------------------   ---------------------
                                            CARRYING    FAIR       CARRYING     FAIR
                                             VALUE      VALUE       VALUE       VALUE
                                           ---------  ---------   ---------   ---------
                                                           (IN MILLIONS)
ASSETS
Fixed maturities:
 Held-to-maturity ........................ $ 1,923.5  $ 1,908.2   $14,145.1   $13,965.8
 Available-for-sale ......................  36,072.1   36,072.1    15,925.4    15,925.4
Equity securities:
 Available-for-sale ......................     562.3      562.3       846.1       846.1
 Trading securities ......................       1.4        1.4         1.6         1.6
Mortgage loans on real estate ............   9,667.0   10,215.0     9,659.4    10,075.2
Policy loans .............................   1,927.0    1,927.0       447.9       447.9
Short-term investments ...................      78.6       78.6       174.9       174.9
Cash and cash equivalents ................   1,025.3    1,025.3     2,966.3     2,966.3
Derivatives:
Futures contracts, net ...................        --         --       (14.8)      (14.8)
Interest rate swap agreements ............      24.9       24.9      (178.2)     (296.8)
Interest rate swap CMT ...................       7.5        7.5          --          --
Interest rate cap agreements .............       3.6        3.6         0.1         0.1
Interest rate floor agreements ...........      56.5       56.5          --          --
Interest rate swaption agreements ........        --         --        (1.3)       (1.3)
Currency rate swap agreements ............     401.6      401.6        11.4        11.4
Equity collar agreements .................      16.7       16.7        11.7        11.7
LIABILITIES:
Debt .....................................     743.3      758.8       779.3       771.5
Guaranteed investment contracts and
 funding agreements ......................  16,142.7   15,947.0    14,333.9    13,953.8
Fixed rate deferred and immediate
 annuities ...............................   6,212.2    6,123.3     5,195.2     5,101.3
Supplementary contracts without life
 contingencies ...........................      54.4       58.4        60.0        63.1
Derivatives:
Futures contracts, net ...................       0.9        0.9         1.4         1.4
Interest rate swap agreements ............     420.3      420.3          --       114.3
Interest rate swap CMT ...................        --         --          --        (5.2)
Interest rate cap agreements .............        --         --         2.1         2.1
Interest rate floor agreements ...........        --         --        59.0        59.0
Interest rate swaption agreements ........       1.3        1.3          --          --
Currency rate swap agreements ............     318.2      318.2          --      (473.0)
Equity collar agreements .................      18.9       18.9          --          --
Commitments ..............................        --   (1,241.3)         --    (1,694.2)

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15. STOCK COMPENSATION PLANS

     On January 5, 2000, the Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS' common stock. In 2001, JHFS' Board adopted and the shareholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended, the Long-Term Stock Incentive Plan) and the Non-Employee Directors Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

     The maximum number of shares of JHFS common stock available under the Long-Term Stock Incentive Plan is 40,741,403. Of these, no more than 8,148,281 shares shall be available for stock awards, and the maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

     The maximum number of shares available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. If a director elects to have the remaining 50% of their retainer invested in shares of the JHFS' common stock through purchases on the open market, JHFS grants a partial matching stock award, which is forfeitable within three years prior to a change of control if his/her service as a director terminates (other than for death, disability or retirement). In addition, on shareholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each director received a non-qualified stock option award of 15,000 shares and annually thereafter will receive non-qualified stock option awards for 5,000 shares (except that each new director shall receive an option exercisable for 15,000 shares and will not be eligible for an annual grant in the same year.)

     The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 11.0 million options to the Company's employees during the year ended December 31, 2001. Options outstanding under the Long-Term Stock Incentive Plan were granted at a price equal to the fair market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long Term Stock Incentive Plan were granted at a price equal to the fair market value of the stock on the date of grant, vest immediately, and expire five years after grant date.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15. STOCK COMPENSATION PLANS

     The status of JHFS stock options held by the Company's employees under the Long-Term Stock Incentive Plan and by Directors of the Company under the Non-Employee Directors' Long-Term Stock Incentive Plan are summarized below as of December 31:

                                                      WEIGHTED-
                                                       AVERAGE     SHARES SUBJECT      WEIGHTED-
                                      NUMBER OF    EXERCISE PRICE  TO EXERCISABLE   AVERAGE EXERCISE
                                       OPTIONS       PER OPTION        OPTIONS      PRICE PER OPTION
                                     -----------   --------------  --------------   ----------------
                                   (IN THOUSANDS)                  (IN THOUSANDS)
Outstanding at February 1, 2000            --             --
 Granted                              4,165.0         $14.06
 Exercised                                0.2          13.94
 Canceled                               275.8          13.94
                                     --------         ------
Outstanding at December 31, 2000      3,889.0         $14.07
                                     ========         ======
 Granted                             10,992.1          35.96
 Exercised                              746.3          14.05
 Canceled                               984.8          29.61
                                     --------         ------         -------           ------
Outstanding at December 31, 2001     13,150.0         $31.21         2,270.5           $26.03
                                     ========         ======         =======           ======

     The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plans been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years. The effects of applying SFAS No. 123 on proforma disclosures of net income indicated below are not likely to be representative of the pro-forma effects on net income in future years for the following reasons: 1) the number of future shares to be issued under these plans is not known, 2) the effect of an additional year of vesting options granted in prior years is not considered in the assumptions and 3) the assumptions used to determine the fair value can vary significantly.

     The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to the employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the employee stock options.

     The estimated weighted-average fair value per share using the Black-Scholes option valuation model is $9.24 and $3.66, respectively, for the years ending December 31, 2001 and 2000, using the following assumptions:

                                       2001             2000
                                 ---------------   ---------------
Expected term                      3-5 years         2 -5 years
Risk free rate (1)                  4.6%-6.0%          4.8%-5.6%
Dividend yield                           1.0%               1.8%
Expected volatility                     32.0%              24.0%

(1) Dependent on grant date.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15. STOCK COMPENSATION PLANS

     For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                  YEAR ENDED           FOR THE PERIOD
                             YEAR ENDED        DECEMBER 31, 2000     FEBRUARY 1 THROUGH
                          DECEMBER 31, 2001  PRO FORMA (UNAUDITED)   DECEMBER 31, 2000
                          -----------------  ---------------------   ------------------
                                                 (IN MILLIONS)
Net income:
 As reported                   $573.9               $792.2                 $750.3
 Pro forma (unaudited)          540.6                790.0                  748.8

     The following table summarizes information about JHFS' stock options held by the Company's employees, outstanding at December 31, 2001:

                 NUMBER OF     WEIGHTED-AVERAGE                      NUMBER OF
  RANGE OF        OPTIONS         REMAINING      WEIGHTED-AVERAGE   EXERCISABLE       WEIGHTED-AVERAGE
  EXERCISE      OUTSTANDING    CONTRACTUAL LIFE   EXERCISE PRICE     OPTIONS AT      EXERCISE PRICE PER
   PRICE        AT 12/31/01        (YEARS)          PER OPTION        12/31/01       EXERCISABLE OPTION
-------------   -----------    ----------------  ----------------  --------------    ------------------
              (IN THOUSANDS)                                       (IN THOUSANDS)
$12.29-$16.39      2,849.3           3.2              $13.94          1,013.9              $13.94
$20.49-$24.58         35.2           3.6               23.59             16.6               23.59
$32.78-$36.88      9,240.0           4.1               35.55          1,045.0               35.53
$36.88-$40.98      1,025.5           4.4               39.31            195.0               38.18
                  --------           ---              ------          -------              ------
                  13,150.0           3.9              $30.92          2,270.5              $26.03
                  ========           ===              ======          =======              ======

     In February 2001, JHFS implemented the Signator Stock Options Grant Program, under the Long-Term Stock Incentive Plan. The program granted 339,307 stock options to non-employee general agents (agents) at the market price of $35.53 per share. The stock options vest over a two-year period, subject to continued participation in the JHFS sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for the grant over a 24-month period commencing on grant date at a fair value of $9.24 per option determined by the Black-Scholes option valuation model. Total expense recognized for the year ended December 31, 2001, is $1.3 million. The total grant date fair value of the stock options granted under the program from January 1, 2001 through December 31, 2001, is $3.1 million. During 2001, 4,737 stock options were forfeited with a total grant date price of $0.01 million. The outstanding option balance in the Signator Grant Program is 334,570 at December 31, 2001.

     On March 13, 2000, JHFS granted 281,084 shares of non-vested stock to key Company personnel at a weighted- average grant price of $14.34 per share. These grants of non-vested stock are forfeitable and vest at three or five years of service within the Company. The Company recognizes compensation expense immediately, as the grants are based on historical compensation. The total grant-date price of the non-vested stock granted from January 1, 2000 through December 31, 2000 is $4.0 million. During 2001 and 2000, 12,142 and 50,837 shares of this non-vested stock were forfeited with a total grant date price of $0.2 million and $0.7 million, respectively. The outstanding share balance in the 2000 plan is 218,105 as of December 31, 2001.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15. STOCK COMPENSATION PLANS

     On February 12, March 12 and March 15, 2001, JHFS granted an aggregate 265,391 total shares of non-vested stock to key Company personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service within the Company. The Company recognizes compensation expense immediately, as the grants are based on historical compensation. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2001, 16,414 shares of non-vested stock were forfeited with a total grant-date price of $0.6 million. The outstanding share balance in the 2001 plan is 248,977.

     During 2001, JHFS granted 72,749 shares of non-vested stock to Company executive officers at a weighted-average grant price of $35.72 per share. These grants of non-vested stock are forfeitable and vest at three or five years of service within the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2001, is $0.3 million. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.5 million. The outstanding share balance in the Executive Restricted Stock Compensation Plan is 58,749 at December 31, 2001.

     In 2001, JHFS issued 3,129 shares to Non-Employee Directors as payment of 50% of their quarterly retainer. These shares are not forfeitable and vest immediately. The total grant-date price of this stock issued to the Company's non-employee directors from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest one half of their quarterly retainer in JHFS' common stock in lieu of receiving cash. JHFS will match any investment at a rate of 50%. The restricted stock given as matching shares, is forfeitable and vests over three years, thus amortizes the balance to director compensation expense over the vesting period. At December 31, 2001, 256 shares were matched under the program at a weighted-average grant price per share of $39.07. Total amortization expense recognized for the period ending December 31, 2001 is $0.01 million. There were no forfeitures through December 31, 2001.

     On January 9, 2002, the Compensation Committee of JHFS' Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 550.0 thousand shares of non-vested stock was granted, with a total grant date price of $22.9 million. A total of 6.2 million options were granted, with a grant date fair value of $12.57 per option as determined by the Black-Scholes option valuation model.

     On February 5, 2002, the Compensation Committee of JHFS' Board of Directors approved stock grants to executive officers and approved stock and stock option grants to certain key employees and agents of the Company. A total of 87.4 thousand shares of non-vested stock was issued by the Company to executive officers for cash totaling $3.3 million or $38.22 per share. A total of 154.6 thousand shares of non-vested stock was granted to certain key personnel, with a total grant price of $5.9 million. This program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share. A total of 602.0 thousand options were granted, with a grant date price of $11.34 per option as determined by the Black-Scholes option valuation model.

  Stock Ownership Loan Program

     In January 2000, JHFS adopted a loan program whereby JHFS may extend credit to key Company executives to purchase JHFS stock in order for them to meet mandatory stock ownership requirements. These full recourse loans bear interest at variable rates and principal and interest are payable no later than the death of the executive, termination of employment or five years. As of December 31, 2001 and 2000, these amounts loaned by JHFS to Company executives were $2.9 million and $3.6 million, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I -- SUMMARY OF INVESTMENTS -
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                             AS OF DECEMBER 31, 2001
                                  (IN MILLIONS)

                  COLUMN A                               COLUMN B   COLUMN C      COLUMN D

                                                                                  AMOUNT AT
                                                                                 WHICH SHOWN
                                                                                   IN THE
                                                                                CONSOLIDATED
TYPE OF INVESTMENT                                       COST (2)     VALUE     BALANCE SHEET
------------------                                       ---------  ---------   -------------
FIXED MATURITY SECURITIES,
 AVAILABLE-FOR-SALE:
Bonds:
United States government and government agencies
 and authorities ......................................  $   332.7  $   330.1     $   330.1
States, municipalities and political subdivisions .....      202.6      206.9         206.9
Foreign governments ...................................      457.0      497.8         497.8
Public utilities ......................................    3,178.5    3,198.0       3,198.0
Convertibles and bonds with warrants attached .........      496.7      503.5         503.5
All other corporate bonds .............................   30,405.2   30,644.0      30,644.0
Certificates of deposits ..............................         --         --            --
Redeemable preferred stock ............................      705.3      691.8         691.8
                                                         ---------  ---------     ---------
Total fixed maturity securities, available-for-sale ...  $35,778.0  $36,072.1     $36,072.1
                                                         =========  =========     =========
EQUITY SECURITIES, AVAILABLE-FOR-SALE:
Common stocks:
Public utilities ......................................         --         --            --
Banks, trust and insurance companies ..................         --         --            --
Industrial, miscellaneous and all other ...............  $   307.2  $   433.7     $   433.7
Non-redeemable preferred stock ........................      125.9      128.6         128.6
                                                         ---------  ---------     ---------
Total equity securities, available-for-sale ...........  $   433.1  $   562.3     $   562.3
                                                         =========  =========     =========
FIXED MATURITY SECURITIES, HELD-TO-MATURITY:
Bonds
United States government and government agencies
 and authorities ......................................  $    25.8  $    27.2     $    25.8
States, municipalities and political subdivisions .....      509.8      499.6         509.8
Foreign governments ...................................         --         --            --
Public utilities ......................................      140.2      140.1         140.2
Convertibles and bonds with warrants attached .........         --         --            --
All other corporate bonds .............................    1,169.1    1,164.4       1,169.1
Certificates of deposits ..............................       78.6       76.9          78.6
Redeemable preferred stock ............................         --         --            --
                                                         ---------  ---------     ---------
Total fixed maturity securities, held-to-maturity .....  $ 1,923.5  $ 1,908.2     $ 1,923.5
                                                         =========  =========     =========

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I -- SUMMARY OF INVESTMENTS -
              OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                             AS OF DECEMBER 31, 2001
                                  (IN MILLIONS)

                  COLUMN A                      COLUMN B   COLUMN C      COLUMN D

                                                                         AMOUNT AT
                                                                        WHICH SHOWN
                                                                          IN THE
                                                                       CONSOLIDATED
TYPE OF INVESTMENT                              COST (2)     VALUE     BALANCE SHEET
------------------                              ---------  ---------   -------------
EQUITY SECURITIES, TRADING:
Common stocks:
Public utilities .............................         --         --            --
Banks, trust and insurance companies .........         --         --            --
Industrial, miscellaneous and all other ......  $     2.7  $     1.4     $     1.4
Non-redeemable preferred stock ...............         --         --            --
                                                ---------  ---------     ---------
Total equity securities, trading .............        2.7        1.4           1.4
                                                ---------  ---------     ---------
Mortgage loans on real estate, net (1) .......    9,779.8       XXXX       9,667.0
REAL ESTATE, NET:
Investment properties (1) ....................      290.0       XXXX         253.3
Acquired in satisfaction of debt (1) .........      174.0       XXXX         127.1
Policy loans .................................    1,927.0       XXXX       1,927.0
Other long-term investments (2) ..............    1,676.9       XXXX       1,676.9
Short-term investments .......................       78.6       XXXX          78.6
                                                ---------  ---------     ---------
Total investments ............................  $52,060.5  $38,544.0     $52,289.2
                                                =========  =========     =========

(1) Difference between Column B and Column D is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation. See Note 3 to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
   AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED
                                  (IN MILLIONS)

       COLUMN A                  COLUMN B    COLUMN C     COLUMN D    COLUMN E   COLUMN F

                                              FUTURE                   OTHER
                                              POLICY                   POLICY
                                             BENEFITS,                 CLAIMS
                                 DEFERRED     LOSSES,                   AND
                                  POLICY      CLAIMS                  BENEFITS
                                ACQUISITION  AND LOSS     UNEARNED    PAYABLE    PREMIUM
SEGMENT                            COSTS     EXPENSES   PREMIUMS (1)    (1)      REVENUE
-------                         -----------  ---------  ------------  --------  ---------
2001:
Protection ...................     $2,557.1  $18,369.2        $280.4    $102.0   $1,363.8
Asset Gathering ..............        616.2    6,689.4            --       0.1       74.8
Guaranteed & Structured
 Financial Products ..........          8.8   24,375.1          65.7       4.9      483.3
Investment Management ........           --         --            --        --         --
Corporate & Other ............          4.2    1,284.4          (0.1)     96.8      430.0
                                   --------  ---------        ------    ------   --------
Total ........................     $3,186.3  $50,718.1        $346.0    $203.8   $2,351.9
                                   ========  =========        ======    ======   ========
2000:
Protection ...................     $2,455.7  $16,671.2        $262.6    $ 89.9   $1,295.5
Asset Gathering ..............        558.2    5,619.9            --      (4.5)      63.4
Guaranteed & Structured
 Financial Products ..........          8.5   21,944.2          60.4       0.7      620.3
Investment Management ........           --         --            --        --         --
Corporate & Other ............          4.7    1,488.3           0.1     170.3      411.5
                                   --------  ---------        ------    ------   --------
Total ........................     $3,027.1  $45,723.6        $323.1    $256.4   $2,390.7
                                   ========  =========        ======    ======   ========
1999:
Protection ...................     $2,291.6  $15,035.0        $217.4    $112.1   $1,291.0
Asset Gathering ..............        521.5    5,166.8            --       0.2       17.2
Guaranteed & Structured
 Financial Products ..........          8.4   20,310.4          56.1       0.5      298.2
Investment Management ........           --         --            --        --         --
Corporate & Other ............          4.8    1,882.4           0.1     171.5      415.0
                                   --------  ---------        ------    ------   --------
Total ........................     $2,826.3  $42,394.6        $273.6    $284.3   $2,021.4
                                   ========  =========        ======    ======   ========

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

   AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED
                                  (IN MILLIONS)


       COLUMN A                          COLUMN B    COLUMN C          COLUMN D         COLUMN E

                                                                     AMORTIZATION
                                                                     OF DEFERRED
                                                                        POLICY
                                                                     ACQUISITION
                                                     BENEFITS,     COSTS EXCLUDING
                                                      CLAIMS,     AMOUNTS RELATED TO
                                           NET      LOSSES, AND      NET REALIZED         OTHER
                                        INVESTMENT  SETTLEMENT   INVESTMENT AND OTHER   OPERATING
SEGMENT                                   INCOME     EXPENSES       GAINS (LOSSES)      EXPENSES
-------                                 ----------  -----------  --------------------  -----------
2001:
Protection.........................      $1,258.5    $1,603.3          $171.3           $  346.0
Asset Gathering....................         498.5       441.6            75.0              452.4
Guaranteed & Structured Financial
 Products..........................       1,834.5     1,869.2             2.4              107.0
Investment Management..............          28.7          --              --               97.9
Corporate & Other..................          26.0       414.0             0.3              224.5
                                         --------    --------          ------           --------
Total..............................      $3,646.2    $4,328.1          $249.0           $1,227.8
                                         ========    ========          ======           ========
2000:
Protection.........................      $1,196.3    $1,550.1          $106.0           $  405.2
Asset Gathering....................         445.8       371.3            78.8              557.2
Guaranteed & Structured Financial
  Products.........................       1,741.9     1,963.4             2.6              108.8
Investment Management..............          22.7          --              --              132.7
Corporate & Other..................         157.2       362.6            (0.3)              84.9
                                         --------    --------          ------           --------
Total..............................      $3,563.9    $4,247.4          $187.1           $1,288.8
                                         ========    ========          ======           ========
1999:
Protection.........................      $1,101.9    $1,595.0          $ 69.2           $  401.2
Asset Gathering....................         388.6       299.3            53.5              542.1
Guaranteed & Structured Financial
 Products..........................       1,681.3     1,959.9             3.1               94.5
Investment Management..............          45.9          --              --              127.2
Corporate & Other..................         121.2       731.2            (0.8)              86.0
                                         --------    --------          ------           --------
Total..............................      $3,338.9    $4,585.4          $125.0           $1,251.0
                                         ========    ========          ======           ========


(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV - REINSURANCE
  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED:
                                 (IN MILLIONS)


                                                                   ASSUMED                PERCENTAGE
                                                       CEDED TO     FROM                   OF AMOUNT
                                            GROSS       OTHER       OTHER       NET       ASSUMED TO
                                            AMOUNT    COMPANIES   COMPANIES    AMOUNT         NET
                                          ----------  ----------  ---------  ----------  -------------
2001:
Life insurance in force                   $282,557.8  $107,601.2  $27,940.6  $202,897.2      13.8%
                                          ==========  ==========  =========  ==========
PREMIUMS:
Life insurance.....................          2,551.6       787.6      233.2     1,997.2      11.7%
Accident and health Insurance......            529.1       368.9      194.5       354.7      54.8%
P&C................................               --          --         --          --       0.0%
                                          ----------  ----------  ---------  ----------
  Total............................       $  3,080.7  $  1,156.5  $   427.7  $  2,351.9      18.2%
                                          ==========  ==========  =========  ==========

2000:
Life insurance in force                   $245,171.2  $ 49,119.2  $27,489.1  $223,541.0      12.3%
                                          ==========  ==========  =========  ==========
PREMIUMS:
Life insurance.....................          2,369.9       313.7      279.0     2,335.2      11.9%
Accident and health Insurance......            810.4       941.3      186.4        55.5     335.9%
P&C................................               --          --         --          --       0.0%
                                          ----------  ----------  ---------  ----------
  Total............................       $  3,180.3  $  1,255.0  $   465.4  $  2,390.7      19.5%
                                          ==========  ==========  =========  ==========
1999:
Life insurance in force                   $283,946.1  $ 43,244.4  $29,214.6  $269,916.3      10.8%
                                          ==========  ==========  =========  ==========
PREMIUMS:
Life insurance.....................          2,074.5       408.1      139.4     1,806.1       7.7%
Accident and health Insurance......            863.8       820.4      171.6       215.0      79.8%
P&C................................               --          --        0.3         0.3     100.0%
                                          ----------  ----------  ---------  ----------
  Total............................       $  2,938.3  $  1,228.5  $   311.3  $  2,021.4      15.4%
                                          ==========  ==========  =========  ==========

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account UV
 of John Hancock Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account UV (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, MFS New Discovery Series, V.A. Strategic Income, Health Sciences, International Equity, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth Series, MFS Research Series, and Templeton International Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account UV at December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2001

                                                                 LARGE CAP                  INTERNATIONAL
                                                                  GROWTH     ACTIVE BOND     EQUITY INDEX
                                                                SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                -----------  ------------  ---------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...........      $40,778,508  $ 97,207,604    $ 5,224,610
Policy loans and accrued interest receivable..............        2,816,552    11,610,304        429,026
Receivable from portfolio/JHLICO..........................          112,189        70,028          2,647
                                                                -----------  ------------    -----------
Total assets..............................................       43,707,249   108,887,936      5,656,283
LIABILITIES
Payable to portfolio/JHLICO...............................          110,064        65,739          2,377
Asset charges payable.....................................            2,125         4,289            269
                                                                -----------  ------------    -----------
Total liabilities.........................................          112,189        70,028          2,646
                                                                -----------  ------------    -----------
                                                                $43,595,060  $108,817,908    $ 5,653,637
                                                                -----------  ------------    -----------
NET ASSETS:
 Accumulation units.......................................      $43,595,060  $108,817,908    $ 5,653,637
                                                                -----------  ------------    -----------
  Total net assets........................................      $43,595,060  $108,817,908    $ 5,653,637
                                                                -----------  ------------    -----------
  Units outstanding.......................................          627,315     1,941,434        221,470
                                                                -----------  ------------    -----------
  Unit value (accumulation)...............................      $     69.49  $      56.05    $     25.53
                                                                ===========  ============    ===========


                                                                SMALL CAP       GLOBAL         MID CAP
                                                                  GROWTH       BALANCED        GROWTH
                                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                ----------    ----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...........      $ 4,876,292  $  3,248,070    $17,593,663
Policy loans and accrued interest receivable..............               --            --             --
Receivable from portfolio/JHLICO..........................           34,125           160         64,808
                                                                -----------  ------------    -----------
Total assets..............................................        4,910,417     3,248,230     17,658,471
LIABILITIES
Payable to portfolio/JHLICO...............................           33,891            --         63,946
Asset charges payable.....................................              234           160            862
                                                                -----------  ------------    -----------
Total liabilities.........................................           34,125           160         64,808
                                                                -----------  ------------    -----------
                                                                $ 4,876,292  $  3,248,070    $17,593,663
                                                                -----------  ------------    -----------
NET ASSETS:
 Accumulation units.......................................      $ 4,876,292  $  3,248,070    $17,593,663
                                                                -----------  ------------    -----------
  Total net assets........................................      $ 4,876,292  $  3,248,070    $17,593,663
                                                                -----------  ------------    -----------
  Units outstanding.......................................          329,623       290,809      1,234,358
                                                                -----------  ------------    -----------
  Unit value (accumulation)...............................      $     14.79  $      11.17    $     14.25
                                                                ===========  ============    ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001

                                                         LARGE CAP      MONEY       SMALL/MID CAP
                                                           VALUE       MARKET          GROWTH
                                                        SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                        -----------  -----------   ---------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value.....    $23,397,684  $ 20,091,408   $  8,467,406
Policy loans and accrued interest receivable........             --     2,238,941             --
Receivable from portfolio/JHLICO....................         98,670       217,372          3,185
                                                        -----------  ------------   ------------
Total assets........................................     23,496,354    22,547,721      8,470,591
LIABILITIES
Payable to portfolio/JHLICO.........................         97,521       218,321          2,768
Asset charges payable...............................          1,149           336            417
                                                        -----------  ------------   ------------
Total liabilities...................................         98,670       218,657          3,185
                                                        -----------  ------------   ------------
                                                        $23,397,684  $ 22,329,064   $  8,467,406
                                                        -----------  ------------   ------------
NET ASSETS:
 Accumulation units.................................    $23,397,684  $ 22,329,064   $  8,467,406
                                                        -----------  ------------   ------------
  Total net assets..................................    $23,397,684  $ 22,329,064   $  8,467,406
                                                        -----------  ------------   ------------
  Units outstanding.................................      1,282,001       683,765        388,270
                                                        -----------  ------------   ------------
  Unit value (accumulation).........................    $     18.25  $      32.66   $      21.81
                                                        ===========  ============   ============


                                                        REAL ESTATE    GROWTH &
                                                          EQUITY        INCOME        MANAGED
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                        -----------  ------------  --------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value.....    $ 5,525,379  $197,711,222   $ 94,814,008
Policy loans and accrued interest receivable........        375,743    32,585,795     13,948,330
Receivable from portfolio/JHLICO....................         41,181       125,660         25,333
                                                        -----------  ------------   ------------
Total assets........................................      5,942,303   230,422,677    108,787,671
LIABILITIES
Payable to portfolio/JHLICO.........................         40,902       117,099         20,850
Asset charges payable...............................            276         8,561          5,168
                                                        -----------  ------------   ------------
Total liabilities...................................         41,178       125,660         26,018
                                                        -----------  ------------   ------------
                                                        $ 5,901,125  $230,297,017   $108,761,653
                                                        -----------  ------------   ------------
NET ASSETS:
 Accumulation units.................................    $ 5,901,125  $230,297,017   $108,761,653
                                                        -----------  ------------   ------------
  Total net assets..................................    $ 5,901,125  $230,297,017   $108,761,653
                                                        -----------  ------------   ------------
  Units outstanding.................................        132,974     1,818,448      1,272,533
                                                        -----------  ------------   ------------
  Unit value (accumulation).........................    $     44.38  $     126.64   $      85.47
                                                        ===========  ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001


                                                              SHORT-TERM     SMALL CAP    INTERNATIONAL
                                                                 BOND          EQUITY     OPPORTUNITIES
                                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                              ----------     ----------  ---------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value........       $ 1,054,613    $4,641,466    $11,919,734
Policy loans and accrued interest receivable...........                --            --             --
Receivable from portfolio/JHLICO.......................             2,603        39,222         24,763
                                                              -----------    ----------    -----------
Total assets...........................................         1,057,216     4,680,688     11,944,497
LIABILITIES
Payable to portfolio/JHLICO............................             2,553        39,008         24,187
Asset charges payable..................................                50           215            576
                                                              -----------    ----------    -----------
Total liabilities......................................             2,603        39,223         24,763
                                                              -----------    ----------    -----------
                                                              $ 1,054,613    $4,641,465    $11,919,734
                                                              -----------    ----------    -----------
NET ASSETS:
 Accumulation units....................................       $ 1,054,613    $4,641,465    $11,919,734
                                                              -----------    ----------    -----------
  Total net assets.....................................       $ 1,054,613    $4,641,465    $11,919,734
                                                              -----------    ----------    -----------
  Units outstanding....................................            70,417       436,086      1,103,525
                                                              -----------    ----------    -----------
  Unit value (accumulation)............................       $     14.98    $    10.64    $     10.80
                                                              ===========    ==========    ===========


                                                                                            EMERGING
                                                              EQUITY INDEX   GLOBAL BOND     MARKETS
                                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                              ------------   -----------   ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value........       $51,694,821    $  797,319    $   893,036
Policy loans and accrued interest receivable...........                --            --             --
Receivable from portfolio/JHLICO.......................            53,474           230          8,020
                                                              -----------    ----------    -----------
Total assets...........................................        51,748,295       797,549        901,056
LIABILITIES
Payable to portfolio/JHLICO............................            50,918           194          7,978
Asset charges payable..................................             2,555            36             43
                                                              -----------    ----------    -----------
Total liabilities......................................            53,473           230          8,021
                                                              -----------    ----------    -----------
                                                              $51,694,822    $  797,319    $   893,035
                                                              -----------    ----------    -----------
NET ASSETS:
 Accumulation units....................................       $51,694,822    $  797,319    $   893,035
                                                              -----------    ----------    -----------
  Total net assets.....................................       $51,694,822    $  797,319    $   893,035
                                                              -----------    ----------    -----------
  Units outstanding....................................         2,838,268        60,288        122,482
                                                              -----------    ----------    -----------
  Unit value (accumulation)............................       $     18.21    $    13.23    $      7.29
                                                              ===========    ==========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001


                                                                      SMALL/MID CAP     HIGH YIELD
                                                        BOND INDEX        CORE             BOND
                                                        SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                        ----------    -------------    -----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value......   $5,365,289     $   505,368       $980,405
Receivable from portfolio / JHLICO...................        2,746           7,956          3,357
                                                        ----------     -----------       --------
Total assets.........................................    5,368,035         513,324        983,762
LIABILITIES
Payable to portfolio / JHLICO........................        2,483           7,931          3,310
Asset charges payable................................          263              25             46
                                                        ----------     -----------       --------
Total liabilities....................................        2,746           7,956          3,356
                                                        ----------     -----------       --------
                                                        $5,365,289     $   505,368       $980,406
                                                        ----------     -----------       --------
NET ASSETS:
 Accumulation units..................................   $5,365,289     $   505,368       $980,406
                                                        ----------     -----------       --------
  Total net assets...................................   $5,365,289     $   505,368       $980,406
                                                        ----------     -----------       --------
  Units outstanding..................................      435,798          45,196        107,798
                                                        ----------     -----------       --------
  Unit value (accumulation)..........................   $    12.31     $     11.18       $   9.09
                                                        ==========     ===========       ========

                                                                         BRANDES         FRONTIER
                                                        TURNER CORE   INTERNATIONAL       CAPITAL
                                                          GROWTH          EQUITY        APPRECIATION
                                                        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                        -----------   -------------    -------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value.............................   $  362,393     $ 1,127,660       $459,976
Receivable from portfolio / JHLICO...................           10              29             15
                                                        ----------     -----------       --------
Total assets.........................................      362,403       1,127,689        459,991
LIABILITIES
Payable to portfolio / JHLICO........................           --              --             --
Asset charges payable................................           11              29             15
                                                        ----------     -----------       --------
Total liabilities....................................           11              29             15
                                                        ----------     -----------       --------
                                                        $  362,392     $ 1,127,660       $459,976
                                                        ----------     -----------       --------
NET ASSETS:
 Accumulation units..................................   $  362,392     $ 1,127,660       $459,976
                                                        ----------     -----------       --------
  Total net assets...................................   $  362,392     $ 1,127,660       $459,976
                                                        ----------     -----------       --------
  Units outstanding..................................       21,047          71,396         21,343
                                                        ----------     -----------       --------
  Unit value (accumulation)..........................   $    17.22     $     15.79       $  21.55
                                                        ==========     ===========       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001


                                                    CLIFTON    LARGE CAP
                                                    ENHANCED   AGGRESSIVE  FUNDAMENTAL
                                                   US EQUITY     GROWTH      GROWTH
                                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                   ----------  ----------  -----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value....................................      $    --      $1,524       $10,796
 Outside Trust, at value......................       28,059          --            --
Receivable from portfolio / JHLICO............            1          --             1
                                                    -------      ------       -------
Total assets..................................       28,060       1,524        10,797
LIABILITIES
Payable to portfolio / JHLICO.................           --          --            --
Asset charges payable.........................            1          --             1
                                                    -------      ------       -------
Total liabilities.............................            1          --             1
                                                    -------      ------       -------
                                                    $28,059      $1,524       $10,796
                                                    -------      ------       -------
NET ASSETS:
 Accumulation units...........................      $28,059      $1,524       $10,796
                                                    -------      ------       -------
  Total net assets............................      $28,059      $1,524       $10,796
                                                    -------      ------       -------
  Units outstanding...........................        2,738         221         1,558
                                                    -------      ------       -------
  Unit value (accumulation)...................      $ 10.25      $ 6.90       $  6.93
                                                    =======      ======       =======

                                                                  FIDELITY VIP   FIDELITY VIP II
                                                   AIM V.I. VALUE    GROWTH        CONTRAFUND
                                                     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                   -------------- ------------   ---------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value......................      $12,416         $ 671           $12,123
 Receivable from portfolio / JHLICO...........            1            --                 1
                                                    -------         -----           -------
Total assets..................................       12,417           671            12,124
LIABILITIES
Payable to portfolio / JHLICO ................           --            --                --
Asset charges payable.........................           --            --                --
Total liabilities.............................            1            --                 1
                                                    -------         -----           -------
                                                    $12,416         $ 671           $12,123
                                                    -------         -----           -------
NET ASSETS:
 Accumulation units...........................      $12,416         $ 671           $12,123
                                                    -------         -----           -------
  Total net assets............................      $12,416         $ 671           $12,123
                                                    -------         -----           -------
  Units outstanding...........................        1,695            91             1,443
                                                    -------         -----           -------
  Unit value (accumulation)...................      $  7.33         $7.37           $  8.40
                                                    =======         =====           =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001

                                   MFS NEW
                                  DISCOVERY    V.A. STRATEGIC
                                    SERIES         INCOME      HEALTH SCIENCES
                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                  ----------   -------------     -----------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable Series
  Trust, at value..............    $     --       $   --           $3,348
 Declaration Trust.............          --          144               --
 Outside Trust, at value.......     106,557           --               --
Receivable from portfolio /
 JHLICO........................           5           --               --
                                   --------       ------           ------
Total assets...................     106,562          144            3,348
LIABILITIES
Payable to portfolio / JHLICO..          --           --               --
Asset charges payable..........           5           --               --
                                   --------       ------           ------
Total liabilities..............           5           --               --
                                   --------       ------           ------
                                   $106,557       $  144           $3,348
                                   --------       ------           ------
NET ASSETS:
 Accumulation units............    $106,557       $  144           $3,348
                                   --------       ------           ------
  Total net assets.............    $106,557       $  144           $3,348
                                   --------       ------           ------
  Units outstanding............      11,273           14              343
                                   --------       ------           ------
  Unit value (accumulation)....    $   9.45       $10.29           $ 9.76
                                   ========       ======           ======

                                                 INTERNATIONAL  LARGE/MID CAP   SMALL CAP
                                                    EQUITY          VALUE         VALUE
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  ------------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Variable Series
  Trust, at value..........................         $1,032       $4,393,211      $31,149
Receivable from portfolio / JHLICO ........             --            1,711            1
                                                    ------       ----------      -------
Total assets...............................          1,032        4,394,922       31,150
LIABILITIES
Payable to portfolio / JHLICO..............             --            1,523           --
Asset charges payable......................             --              188            2
                                                    ------       ----------      -------
Total liabilities..........................             --            1,711            2
                                                    ------       ----------      -------
                                                    $1,032       $4,393,211      $31,148
                                                    ------       ----------      -------
NET ASSETS:
 Accumulation units........................         $1,032       $4,393,211      $31,148
                                                    ------       ----------      -------
  Total net assets.........................         $1,032       $4,393,211      $31,148
                                                    ------       ----------      -------
  Units outstanding........................            123          322,043        2,980
                                                    ------       ----------      -------
  Unit value (accumulation)................         $ 8.39       $    13.64      $ 10.45
                                                    ======       ==========      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2001


                                     AIM V.I.     MFS RESEARCH     TEMPLETON
                                   GROWTH SERIES     SERIES      INTERNATIONAL
                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                   -------------  ------------  ---------------
ASSETS
Investment in shares of
 portfolios of:
 Outside Trust, at value........      $1,712         $1,754         $2,133
Receivable from portfolio /
 JHLICO.........................          --             --             --
                                      ------         ------         ------
Total assets....................       1,712         $1,754          2,133
LIABILITIES
Payable to portfolio / JHLICO...          --             --             --
Total liabilities...............          --             --             --
                                      ------         ------         ------
                                      $1,712         $1,754         $2,133
                                      ------         ------         ------
NET ASSETS:
 Accumulation units.............      $1,712         $1,754         $2,133
                                      ------         ------         ------
  Total net assets..............      $1,712         $1,754         $2,133
                                      ------         ------         ------
  Units outstanding.............         203            204            261
                                      ------         ------         ------
  Unit value (accumulation).....      $ 8.43         $ 8.60         $ 8.17
                                      ======         ======         ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                      LARGE CAP                   INTERNATIONAL
                                       GROWTH      ACTIVE BOND    EQUITY INDEX
                                     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                     ------------  -----------   ---------------
Investment income:
 Income:
  Dividends........................  $    75,058   $5,575,227    $    92,540
  Interest on policy loans.........      224,030      840,444         32,013
                                     -----------   ----------    -----------
Total investment income............      299,088    6,415,671        124,553
Expenses:
 Mortality and expense risks.......      237,021      492,587         35,964
                                     -----------   ----------    -----------
Net investment income..............       62,067    5,923,084         88,589
Realized gains (losses) on
 investments:
 Realized loss on sale of portfolio
  shares...........................     (303,166)    (578,863)      (244,081)
 Realized gain distributions.......           --           --            690
                                     -----------   ----------    -----------
Realized losses....................     (303,166)    (578,863)      (243,391)
Change in unrealized appreciation
 (depreciation) during the period..   (6,989,603)   1,577,966     (1,167,176)
                                     -----------   ----------    -----------
Net increase (decrease) in net
 assets resulting from operations..  $(7,230,702)  $6,922,187    $(1,321,978)
                                     ===========   ==========    ===========


                                           SMALL CAP     GLOBAL       MID CAP
                                             GROWTH     BALANCED      GROWTH
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  -------------
Investment income:
 Income:
  Dividends.............................   $      --   $  4,344     $        --
                                           ---------   --------     -----------
Total investment income.................          --      4,344              --
Expenses:
 Mortality and expense risks............      27,911      1,319          85,083
                                           ---------   --------     -----------
Net investment income (loss)............     (27,911)     3,025         (85,083)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio
  shares................................    (193,161)   (18,478)     (2,329,455)
 Realized gain distributions............          --         --              --
                                           ---------   --------     -----------
Realized losses.........................    (193,161)   (18,478)     (2,329,455)
Change in unrealized appreciation
 (depreciation) during the period.......    (449,625)    12,916      (4,249,250)
                                           ---------   --------     -----------
Net decrease in net assets resulting
 from operations........................   $(670,697)  $ (2,537)    $(6,663,788)
                                           =========   ========     ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                        LARGE CAP     MONEY      SMALL/MID CAP
                                          VALUE       MARKET        GROWTH
                                        SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                        ----------  ----------  ---------------
Investment income:
 Income:
  Dividends..........................   $ 278,945    $797,762     $      --
  Interest on policy loans...........          --     169,029            --
                                        ---------    --------     ---------
Total investment income..............     278,945     966,791            --
Expenses:
 Mortality and expense risks.........     108,117     132,202        34,942
                                        ---------    --------     ---------
Net investment income (loss).........     170,828     834,589       (34,942)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares...................      69,861          --      (212,465)
 Realized gain distributions.........     274,383          --            --
                                        ---------    --------     ---------
Realized gains (losses)..............     344,244          --      (212,465)
Change in unrealized appreciation
 (depreciation) during the period....    (277,488)         --       391,420
                                        ---------    --------     ---------
Net increase in net assets resulting
 from operations.....................   $ 237,584    $834,589     $ 144,013
                                        =========    ========     =========


                                      REAL ESTATE    GROWTH &
                                        EQUITY        INCOME          MANAGED
                                      SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
                                      -----------  --------------  --------------
Investment income:
 Income:
  Dividends........................   $ 233,523    $   1,000,312    $ 2,011,926
  Interest on policy loans.........      29,769        2,433,647      1,055,240
                                      ---------    -------------    -----------
Total investment income............     263,292        3,433,959      3,067,166
Expenses:
 Mortality and expense risks.......      33,541        1,065,963        624,031
                                      ---------    -------------    -----------
Net investment income..............     229,751        2,367,996      2,443,135
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares.................    (234,535)         205,711         33,494
 Realized gain distributions.......     167,156               --        495,279
                                      ---------    -------------    -----------
Realized gains (losses)............     (67,379)         205,711        528,773
Change in unrealized appreciation
 (depreciation) during the period..     128,322      (37,067,063)    (5,276,809)
                                      ---------    -------------    -----------
Net increase (decrease) in net
 assets resulting from operations..   $ 290,694    $ (34,493,356)   $(2,304,901)
                                      =========    =============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                                           BOND       EQUITY     OPPORTUNITIES
                                        SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                        ----------  ----------  ---------------
Investment income:
 Income:
  Dividends..........................    $27,491    $   2,669    $   104,368
                                         -------    ---------    -----------
Total investment income..............     27,491        2,669        104,368
Expenses:
 Mortality and expense risks.........      3,039       21,562         78,353
                                         -------    ---------    -----------
Net investment income (loss).........     24,452      (18,893)        26,015
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares...................      8,797     (553,686)    (2,366,905)
 Realized gain distributions.........         --           --             --
                                         -------    ---------    -----------
Realized gains (losses)..............      8,797     (553,686)    (2,366,905)
Change in unrealized appreciation
 (depreciation) during the period....     (2,372)     580,661       (510,586)
                                         -------    ---------    -----------
Net increase (decrease) in net assets
 resulting from operations...........    $30,877    $   8,082    $(2,851,476)
                                         =======    =========    ===========

                                                                    EMERGING
                                       EQUITY INDEX   GLOBAL BOND    MARKETS
                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                       -------------  -----------  -----------
Investment income:
 Income:
  Dividends.........................   $    580,736   $  39,052     $   1,896
                                       ------------   ---------     ---------
Total investment income.............        580,736      39,052         1,896
Expenses:
 Mortality and expense risks........        288,749       6,664         4,801
                                       ------------   ---------     ---------
Net investment income (loss)........        291,987      32,388        (2,905)
Realized gains (losses) on
 investments:
 Realized loss on sale of portfolio
  shares............................       (350,536)     (4,928)     (512,242)
 Realized gain distributions........      1,572,305          --            --
                                       ------------   ---------     ---------
Realized gains (losses).............      1,221,769      (4,928)     (512,242)
Change in unrealized appreciation
 (depreciation) during the period...     (8,084,684)    (45,004)      454,961
                                       ------------   ---------     ---------
Net decrease in net assets resulting
 from operations....................   $ (6,570,928)  $ (17,544)    $ (60,186)
                                       ============   =========     =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    SMALL/MID CAP   HIGH YIELD
                                        BOND INDEX     CORE           BOND
                                        SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                        ----------  -------------  ------------
Investment income:
 Income:
  Dividends..........................   $146,628      $ 2,616       $  62,648
                                        --------      -------       ---------
Total investment income..............    146,628        2,616          62,648
Expenses:
 Mortality and expense risks.........     14,407        3,013           4,178
                                        --------      -------       ---------
Net investment income (loss).........    132,221         (397)         58,470
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares...................      9,436       (3,169)       (133,868)
 Realized gain distributions.........      8,792           --              --
                                        --------      -------       ---------
Realized gains (losses)..............     18,228       (3,169)       (133,868)
Change in unrealized appreciation
 (depreciation) during the period....    (26,418)      25,735         132,879
                                        --------      -------       ---------
Net increase in net assets resulting
 from operations.....................   $124,031      $22,169       $  57,481
                                        ========      =======       =========

                                                        BRANDES         FRONTIER
                                         TURNER CORE  INTERNATIONAL      CAPITAL
                                           GROWTH        EQUITY       APPRECIATION
                                         SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                         -----------  -------------  --------------
Investment income:
 Income:
  Dividends.........................     $     420     $   14,525      $     --
                                         ---------     ----------      --------
Total investment income.............           420         14,525            --
Expenses:
 Mortality and expense risks........         1,981          5,876         2,728
                                         ---------     ----------      --------
Net investment income (loss)........        (1,561)         8,649        (2,728)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares..................       (91,201)        28,195       (54,796)
 Realized gain distributions........            --         43,702         4,602
                                         ---------     ----------      --------
Realized gains (losses).............       (91,201)        71,897       (50,194)
Change in unrealized appreciation
 (depreciation) during the period...       (12,342)      (246,498)       52,457
                                         ---------     ----------      --------
Net decrease in net assets
 resulting from operations..........     $(105,104)    $ (165,952)     $   (465)
                                         =========     ==========      ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                       CLIFTON     LARGE CAP
                                                       ENHANCED    AGGRESSIVE   FUNDAMENTAL
                                                       US EQUITY     GROWTH       GROWTH
                                                       SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                       ----------  ----------   -----------
Investment income:
 Income:
  Dividends ...................................        $ 1,266      $  --       $    --
                                                       -------      -----       -------
Total investment income .......................          1,266         --            --
Expenses:
 Mortality and expense risks ..................            149         11            62
                                                       -------      -----       -------
Net investment income (loss) ..................          1,117        (11)          (62)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ....           (826)       (68)         (340)
 Realized gain distributions ..................             --         --            --
                                                       -------      -----       -------
Realized losses ...............................           (826)       (68)         (340)
Change in unrealized depreciation during
 the period ...................................         (3,148)      (216)       (3,866)
                                                       -------      -----       -------
Net decrease in net assets resulting
 from operations ..............................        $(2,857)     $(295)      $(4,268)
                                                       =======      =====       =======

                                              AIM V.I.   FIDELITY VIP   FIDELITY VIP II
                                               VALUE        GROWTH        CONTRAFUND
                                             SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                             ----------  ------------  -----------------
Investment income:
 Income:
  Dividends ..............................    $    17      $    --         $    41
                                              -------      -------         -------
Total investment income ..................         17           --              41
Expenses:
 Mortality and expense risks .............         61           18              65
                                              -------      -------         -------
Net investment loss ......................        (44)         (18)            (24)
Realized gains (losses) on investments:
 Realized loss on sale of
  portfolio shares .......................       (754)      (1,717)         (1,122)
 Realized gain distributions .............        251          272             164
                                              -------      -------         -------
Realized losses ..........................       (503)      (1,445)           (958)
Change in unrealized appreciation
 (depreciation) during the period ........     (1,395)         469            (616)
                                              -------      -------         -------
Net decrease in net assets
 resulting from operations ...............    $(1,942)     $  (994)        $(1,598)
                                              =======      =======         =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                       MFS NEW
                                      DISCOVERY   V.A. STRATEGIC     HEALTH
                                        SERIES       INCOME         SCIENCES
                                      SUBACCOUNT    SUBACCOUNT*    SUBACCOUNT*
                                      ----------  --------------  -------------
Investment income:
 Income:
  Dividends..........................  $ 3,157       $     3         $   --
                                       -------       -------         ------
Total investment income..............    3,157             3             --
Expenses:
 Mortality and expense risks.........      422            --              3
                                       -------       -------         ------
Net investment income (loss).........    2,735             3             (3)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ..................   (2,026)            1             (1)
 Realized gain distributions ........      125            --             --
                                       -------       -------         ------
Realized gains (losses) .............   (1,901)            1             (1)
Change in unrealized appreciation
 (depreciation) during the period ...     (743)            1            (22)
                                       -------       -------         ------
Net increase (decrease) in net
 assets resulting from operations ...  $    91       $     5         $  (26)
                                       =======       =======         ======

                                     INTERNATIONAL  LARGE/MID CAP    SMALL CAP
                                       EQUITY          VALUE          VALUE
                                      SUBACCOUNT*    SUBACCOUNT*    SUBACCOUNT*
                                    -------------  -------------  -------------
Investment income:
 Income:
  Dividends .........................  $    --       $ 3,406         $   91
                                       -------       -------         ------
Total investment income .............       --         3,406             91
Expenses:
 Mortality and expense risks ........        1         1,049             33
                                       -------       -------         ------
Net investment income (loss) ........       (1)        2,357             58
Realized gains (losses) on
 investments:
 Realized loss on sale of
  portfolio shares ..................       --        (5,237)          (308)
 Realized gain distributions ........       --            --            164
                                       -------       -------         ------
Realized losses .....................       --        (5,237)          (144)
Change in unrealized appreciation
 (depreciation) during the period ...        7        (4,848)         2,861
                                       -------       -------         ------
Net increase (decrease) in net
 assets resulting from operations ...  $     6       $(7,728)        $2,775
                                       =======       =======         ======


   _______________________

* From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                        AIM V.I.     MFS RESEARCH     TEMPLETON
                                      GROWTH SERIES     SERIES      INTERNATIONAL
                                       SUBACCOUNT*   SUBACCOUNT*     SUBACCOUNT*
                                      -------------  ------------  ---------------
Investment income:
 Income:
  Dividends.........................       $ 4          $ --            $--
                                           ---          ----            ---
Total investment income.............         4            --             --
Expenses:
 Mortality and expense risks........         2             2              3
                                           ---          ----            ---
Net investment income (loss)........         2            (2)            (3)
Realized gains (losses) on
 investments:
 Realized gain on sale of portfolio
 shares.............................        --             1              1
                                           ---          ----            ---
 Realized gains.....................        --             1              1
Change in unrealized appreciation
 during the period .................        68           114             83
                                           ---          ----            ---
Net increase in net assets
 resulting from operations..........       $70          $113            $81
                                           ===          ====            ===

  ___________________

* From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                     LARGE CAP GROWTH SUBACCOUNT
                                               -----------------------------------------
                                                  2001           2000           1999
                                               ------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) .............   $     62,067   $  6,287,826    $ 6,329,395
 Realized gains (losses) ..................       (303,166)     1,809,410      1,146,308
 Change in unrealized appreciation
  (depreciation) during the period ........     (6,989,603)   (17,039,660)       320,087
                                               -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations .........     (7,230,702)    (8,942,424)     7,795,790
Policy transactions:
 Net premiums from policyholders ..........     14,342,571     16,225,070     10,950,682
 Net transfers to policyholders
  for benefits and terminations ...........     (6,740,426)    (8,421,666)    (5,776,293)
 Net transfers between subaccounts ........       (239,029)            --             --
 Net change in policy loans ...............        165,268        407,961             --
                                               -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions .............................      7,528,384      8,211,365      5,174,389
                                               -----------   ------------    -----------
Total increase (decrease) in net
 assets ...................................        297,682       (731,059)    12,970,179
Net assets at beginning of period .........     43,297,378     44,028,437     31,058,258
                                               -----------   ------------   ------------
Net assets at end of period ...............    $43,595,060   $ 43,297,378    $44,028,437
                                               ===========   ============    ===========

                                                       ACTIVE BOND SUBACCOUNT
                                              ------------------------------------------
                                                  2001           2000           1999
                                              -------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) .............   $  5,923,084   $  5,332,953    $ 5,481,982
 Realized gains (losses) ..................       (578,863)    (1,058,175)      (388,883)
 Change in unrealized
  appreciation (depreciation)
  during the period .......................      1,577,966      3,862,398     (5,439,148)
                                              ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations .........      6,922,187      8,137,176       (346,049)
Policy transactions:
 Net premiums from policyholders ..........     15,445,246     26,218,788     11,668,600
 Net transfers to policyholders
  for benefits and terminations ...........    (10,820,630)   (17,903,281)    (7,543,864)
 Net change in policy loans ...............       (691,455)       620,295             --
                                              ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions .............................      3,933,161      8,935,802      4,124,736
                                              ------------   ------------    -----------
Total increase in net assets ..............     10,855,348     17,072,978      3,778,687
Net assets at beginning of period .........     97,962,560     80,889,582     77,110,895
                                              ------------   ------------    -----------
Net assets at end of period ...............   $108,817,908   $ 97,962,560    $80,889,582
                                              ============   ============   ============


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                                                         ------------------------------------------
                                                                            2001          2000           1999
                                                                         ------------  ------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income................................................   $    88,589   $   322,155    $   200,569
 Realized gains (losses)..............................................      (243,391)       76,586         62,140
 Change in unrealized appreciation (depreciation) during the period...    (1,167,176)   (1,706,468)     1,295,768
                                                                         -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations.......    (1,321,978)   (1,307,727)     1,558,477
Policy transactions:
 Net premiums from policyholders......................................     1,612,633     2,208,528      1,634,643
 Net transfers to policyholders for benefits and terminations.........    (1,532,111)   (1,307,479)    (1,119,500)
 Net change in policy loans...........................................        10,754       110,023             --
                                                                         -----------   -----------    -----------
Net increase in net assets resulting from policy transactions ........        91,276     1,011,072        515,143
                                                                         -----------   -----------    -----------
Total increase (decrease) in net assets...............................    (1,230,702)     (296,655)     2,073,620
Net assets at beginning of period.....................................     6,884,339     7,180,994      5,107,374
                                                                         -----------   -----------   ------------
Net assets at end of period...........................................   $ 5,653,637   $ 6,884,339    $ 7,180,994
                                                                         ===========   ===========    ===========

                                                                                      SMALL CAP GROWTH SUBACCOUNT
                                                                               -----------------------------------------
                                                                                  2001          2000           1999
                                                                               ------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...............................................   $   (27,911)  $   581,967    $  527,624
 Realized gains (losses)....................................................      (193,161)      159,388        48,210
 Change in unrealized appreciation (depreciation) during the period.........      (449,625)   (2,654,137)    1,125,829
                                                                               -----------   -----------    ----------
Net increase (decrease) in net assets resulting from operations.............      (670,697)   (1,912,782)    1,701,663
Policy transactions:
 Net premiums from policyholders............................................     2,267,910     4,738,730     1,398,160
 Net transfers to policyholders for benefits and terminations...............    (3,102,740)     (956,063)     (390,180)
                                                                               -----------   -----------    ----------
Net increase (decrease) in net assets resulting from policy transactions....      (834,830)    3,782,667     1,007,980
                                                                               -----------   -----------    ----------
Total increase (decrease) in net assets.....................................    (1,505,527)    1,869,885     2,709,643
Net assets at beginning of period...........................................     6,381,819     4,511,934     1,802,291
                                                                               -----------   -----------    ----------
Net assets at end of period.................................................   $ 4,876,292   $ 6,381,819    $4,511,934
                                                                               ===========   ===========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                 GLOBAL BALANCED SUBACCOUNT
                                                                            ------------------------------------
                                                                               2001        2000        1999
                                                                            -----------  ---------  ------------
Increase (decrease) in net assets from operations:
 Net investment income....................................................  $    3,025   $  7,198    $  15,944
 Realized gains (losses)..................................................     (18,478)    (3,641)       1,061
 Change in unrealized appreciation (depreciation) during the period.......      12,916    (21,945)      (8,559)
                                                                            ----------   --------    ---------
Net increase (decrease) in net assets resulting from operations...........      (2,537)   (18,388)       8,446
Policy transactions:
 Net premiums from policyholders..........................................   3,159,097     75,380      115,573
 Net transfers to policyholders for benefits and terminations.............     (82,211)   (83,639)    (133,983)
                                                                            ----------   --------    ---------
Net increase (decrease) in net assets resulting from policy transactions..   3,076,886     (8,259)     (18,410)
                                                                            ----------   --------    ---------
Total increase (decrease) in net assets...................................   3,074,349    (26,647)      (9,964)
Net assets at beginning of period.........................................     173,721    200,368      210,332
                                                                            ----------   --------    ---------
Net assets at end of period...............................................  $3,248,070   $173,721    $ 200,368
                                                                            ==========   ========    =========

                                                                                      MID CAP GROWTH SUBACCOUNT
                                                                             -------------------------------------------
                                                                                2001           2000           1999
                                                                             ------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................................   $   (85,083)  $  2,182,817    $ 1,338,175
 Realized gains (losses)..................................................    (2,329,455)     1,892,763        420,826
 Change in unrealized appreciation (depreciation) during the period.......    (4,249,250)   (11,690,290)     4,283,452
                                                                             -----------   ------------    -----------
Net increase (decrease) in net assets resulting from operations...........    (6,663,788)    (7,614,710)     6,042,453
Policy transactions:
 Net premiums from policyholders..........................................    12,612,039     13,112,643      7,041,199
 Net transfers to policyholders for benefits and terminations.............    (3,031,534)    (4,430,561)      (947,660)
                                                                             -----------   ------------    -----------
Net increase in net assets resulting from policy transactions.............     9,580,505      8,682,082      6,093,539
                                                                             -----------   ------------    -----------
Total increase in net assets..............................................     2,916,717      1,067,372     12,135,992
Net assets at beginning of period.........................................    14,676,946     13,609,574      1,473,582
                                                                             -----------   ------------    -----------
Net assets at end of period...............................................   $17,593,633   $ 14,676,946    $13,609,574
                                                                             ===========   ============    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                        LARGE CAP VALUE SUBACCOUNT
                                                                                ------------------------------------------
                                                                                   2001          2000           1999
                                                                                ------------  ------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income.......................................................   $   170,828   $   693,327    $   474,149
 Realized gains (losses).....................................................       344,244       (47,306)       123,242
 Change in unrealized appreciation (depreciation) during the period..........      (277,488)      854,807       (499,454)
                                                                                -----------   -----------    -----------
Net increase in net assets resulting from operations.........................       237,584     1,500,828         97,937
Policy transactions:
 Net premiums from policyholders.............................................    10,170,978     7,024,748      5,449,922
 Net transfers to policyholders for benefits and terminations................    (2,001,066)   (1,798,175)    (1,059,147)
                                                                                -----------   -----------    -----------
Net increase in net assets resulting from policy transactions................     8,169,912     5,226,573      4,390,775
                                                                                -----------   -----------    -----------
Total increase in net assets.................................................     8,407,496     6,727,401      4,488,712
Net assets at beginning of period............................................    14,990,188     8,268,787      3,774,075
                                                                                -----------   -----------    -----------
Net assets at end of period..................................................   $23,397,684   $14,990,188    $ 8,262,787
                                                                                ===========   ===========    ===========



                                                                                           MONEY MARKET SUBACCOUNT
                                                                                ---------------------------------------------
                                                                                    2001           2000            1999
                                                                                -------------  -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income.......................................................   $    834,589   $  1,290,563    $  1,143,104
 Realized gains (losses).....................................................             --             --              --
 Change in unrealized appreciation (depreciation) during the period..........             --             --              --
                                                                                ------------   ------------    ------------
Net increase in net assets resulting from operations.........................        834,589      1,290,563       1,143,104
Policy transactions:
 Net premiums from policyholders.............................................     22,170,735     26,609,851      16,733,655
 Net transfers to policyholders for benefits and terminations................    (26,886,651)   (22,265,301)    (46,642,184)
 Net change in policy loans..................................................         (5,337)        77,509              --
                                                                                ------------   ------------    ------------
Net increase (decrease) in net assets resulting from policy transactions.....     (4,721,253)     4,422,059     (29,908,529)
                                                                                ------------   ------------    ------------
Total increase (decrease) in net assets......................................     (3,886,664)     5,712,622     (28,765,425)
Net assets at beginning of period............................................     26,215,728     20,503,106      49,268,531
                                                                                ------------   ------------    ------------
Net assets at end of period..................................................   $ 22,329,064   $ 26,215,728    $ 20,503,106
                                                                                ============   ============    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                               SMALL/MID CAP GROWTH SUBACCOUNT
                                           ----------------------------------------
                                              2001          2000           1999
                                           ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)..........    $   (34,942)  $   570,559    $   810,295
 Realized gains (losses)...............       (212,465)     (136,669)        16,952
 Change in unrealized appreciation
  (depreciation) during the period ....        391,420        (2,663)      (590,295)
                                           -----------   -----------    -----------
Net increase in net assets
 resulting from operations.............        144,013       431,227        236,952
Policy transactions:
 Net premiums from policyholders ......      3,794,737     1,474,342      1,533,102
 Net transfers to policyholders for
  benefits and terminations............     (1,326,766)   (1,536,191)    (1,200,248)
                                           -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions..........................      2,467,971       (61,849)       332,854
                                           -----------   -----------    -----------
Total increase in net assets...........      2,611,984       369,378        569,806
Net assets at beginning of period .....      5,855,422     5,486,044      4,916,238
                                           -----------   -----------    -----------
Net assets at end of period............    $ 8,467,406   $ 5,855,422    $ 5,486,044
                                           ===========   ===========    ===========

                                                  REAL ESTATE EQUITY SUBACCOUNT
                                             ----------------------------------------
                                                2001          2000           1999
                                             ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income..................     $   229,751   $   465,264    $   255,391
 Realized losses........................         (67,379)     (159,205)      (168,994)
 Change in unrealized appreciation
  (depreciation) during the period .....         128,322       919,904       (220,380)
                                             -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations ......         290,694     1,225,963       (133,983)
Policy transactions:
 Net premiums from policyholders........       1,712,308     1,762,038        968,627
 Net transfers to policyholders for
  benefits and terminations.............      (2,078,180)   (1,130,179)    (2,335,552)
 Net change in policy loans.............         (26,470)      114,851             --
                                             -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions...........................        (392,342)      746,710     (1,366,925)
                                             -----------   -----------    -----------
Total increase (decrease) in net
 assets.................................        (101,648)    1,972,673     (1,500,908)
Net assets at beginning of period ......       6,002,773     4,030,100      5,531,008
                                             -----------   -----------    -----------
Net assets at end of period.............     $ 5,901,125   $ 6,002,773    $ 4,030,100
                                             ===========   ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                GROWTH & INCOME SUBACCOUNT
                                        ---------------------------------------------
                                            2001           2000            1999
                                        -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income...............   $  2,367,996   $ 44,427,885    $ 35,556,691
 Realized gains......................        205,711     18,300,286       5,502,422
 Change in unrealized
  appreciation (depreciation)
  during the period..................    (37,067,063)   (96,829,044)      2,405,417
                                        ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations..........................    (34,493,356)   (34,100,873)     43,464,530
Policy transactions:
 Net premiums from policyholders ....     25,738,713     31,462,247      34,593,082
 Net transfers to policyholders
  for benefits and terminations .....    (29,810,655)   (71,685,409)    (34,650,911)
 Net change in policy loans..........      1,375,781      1,310,472              --
                                        ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions........................     (2,696,161)   (38,912,690)        (57,829)
                                        ------------   ------------    ------------
Total increase (decrease) in net
 assets..............................    (37,189,517)   (73,013,563)     43,406,701
Net assets at beginning of
 period..............................    267,486,534    340,500,097     297,093,396
                                        ------------   ------------    ------------
Net assets at end of period..........   $230,297,017   $267,486,534    $340,500,097
                                        ============   ============    ============


                                                    MANAGED SUBACCOUNT
                                        ---------------------------------------------
                                            2001           2000            1999
                                        -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income...............   $  2,443,135   $ 11,092,640    $ 10,302,317
 Realized gains......................        528,773      1,551,519         996,546
 Change in unrealized
  depreciation during the period.....    (5,276,809)   (12,278,637)     (2,108,530)
                                        ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations..........................     (2,304,901)       365,522       9,190,333
Policy transactions:
 Net premiums from policyholders ....     12,491,524     12,192,565      13,430,282
 Net transfers to policyholders
  for benefits and terminations .....    (13,566,962)   (19,842,234)    (14,305,859)
 Net change in policy loans..........       (334,235)       630,955              --
                                        ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions........................     (1,409,673)    (7,018,714)       (875,577)
                                        ------------   ------------    ------------
Total increase (decrease) in net
 assets..............................     (3,714,574)    (6,653,192)      8,314,756
Net assets at beginning of
 period..............................    112,476,227    119,129,419     110,814,663
                                        ------------   ------------    ------------
Net assets at end of period..........   $108,761,653   $112,476,227    $119,129,419
                                        ============   ============    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                  SHORT-TERM BOND SUBACCOUNT
                                               ------------------------------------
                                                  2001        2000        1999
                                               -----------  ---------   -----------
Increase (decrease) in net assets from
 operations:
 Net investment income .....................   $   24,452   $   15,494  $    14,042
 Realized gains (losses)....................        8,797       (2,287)      (8,638)
 Change in unrealized appreciation
  (depreciation) during the period..........       (2,372)       6,756       (2,442)
                                               ----------   ----------  -----------
Net increase in net assets resulting from
 operations.................................       30,877       19,963        2,962
Policy transactions:
 Net premiums from policyholders............      814,841      167,135      109,732
 Net transfers to policyholders for
  benefits and terminations.................     (148,073)     (69,043)    (370,270)
                                               ----------   ----------  -----------
Net increase (decrease) in net assets
 resulting from policy transactions.........      666,768       98,092     (260,538)
                                               ----------   ----------  -----------
Total increase (decrease) in net assets ....      697,645      118,055     (257,576)
Net assets at beginning of period...........      356,968      238,913      496,489
                                               ----------   ----------  -----------
Net assets at end of period.................   $1,054,613   $  356,968  $   238,913
                                               ==========   ==========  ===========

                                                     SMALL CAP EQUITY SUBACCOUNT
                                               ------------------------------------
                                                  2001          2000          1999
                                               -----------  -----------  ----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)...............   $  (18,893)  $  297,508  $    61,905
 Realized losses............................     (553,686)    (110,857)     (33,134)
 Change in unrealized appreciation
  (depreciation) during the period .........      580,661     (668,463)    (148,401)
                                               ----------   ----------  -----------
Net increase (decrease) in net
 assets resulting from operations...........        8,082     (481,812)    (119,630)
Policy transactions:
 Net premiums from policyholders............    2,680,094    1,608,648    1,483,922
 Net transfers to policyholders for
  benefits and terminations.................   (2,188,533)    (452,406)    (447,402)
                                               ----------   ----------  -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions...............................     (491,561)   1,156,242    1,036,520
                                               ----------   ----------  -----------
Total increase in net assets................      499,643      674,430      916,890
Net assets at beginning of period...........    4,141,822    3,467,392    2,550,502
                                               ----------   ----------  -----------
Net assets at end of period.................   $4,641,465   $4,141,822  $ 3,467,392
                                               ==========   ==========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                       -----------------------------------------
                                          2001          2000           1999
                                       ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income...............  $    26,015   $   564,716    $   223,214
 Realized gains (losses).............   (2,366,905)      348,813        155,412
 Change in unrealized appreciation
  (depreciation) during the period...     (510,586)   (2,497,504)       387,412
                                       -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations....   (2,851,476)   (1,583,975)       766,038
Policy transactions:
 Net premiums from policyholders.....    9,239,568     9,284,275      2,354,681
 Net transfers to policyholders for
  benefits and terminations..........   (5,328,329)     (469,272)    (3,673,500)
                                       -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions........................    3,911,239     8,815,003     (1,318,819)
                                       -----------   -----------    -----------
Total increase (decrease) in net
 assets..............................    1,059,763     7,231,028       (552,781)
Net assets at beginning of period ...   10,859,971     3,628,943      4,181,724
                                       -----------   -----------    -----------
Net assets at end of period..........  $11,919,734   $10,859,971    $ 3,628,943
                                       ===========   ===========    ===========

                                               EQUITY INDEX SUBACCOUNT
                                       -----------------------------------------
                                          2001          2000           1999
                                       ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income................ $   291,987   $ 2,141,880    $   529,375
 Realized gains.......................   1,221,769       485,643        271,978
 Change in unrealized appreciation
  (depreciation) during the period....  (8,084,684)   (8,035,375)     1,282,937
                                       -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations.....  (6,570,928)   (5,407,852)     2,084,290
Policy transactions:
 Net premiums from policyholders......  13,985,392    43,728,519      6,697,385
 Net transfers to policyholders for
  benefits and terminations...........  (5,816,358)   (2,630,030)    (1,623,429)
                                       -----------   -----------    -----------
Net increase in net assets
 resulting from policy transactions...   8,169,034    41,098,489      5,073,956
                                       -----------   -----------    -----------
Total increase in net assets..........   1,598,106    35,690,637      7,158,246
Net assets at beginning of period.....  50,096,716    14,406,079      7,247,833
                                       -----------   -----------    -----------
Net assets at end of period........... $51,694,822   $50,096,716    $14,406,079
                                       ===========   ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                 GLOBAL BOND SUBACCOUNT
                                           -------------------------------------
                                              2001         2000          1999
                                           -----------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income.................... $   32,388   $   57,408    $  33,778
 Realized losses..........................     (4,928)     (14,302)        (151)
 Change in unrealized appreciation
  (depreciation) during the period........    (45,004)      63,359      (52,953)
                                           ----------   ----------    ---------
Net increase (decrease) in net assets
 resulting from operations................    (17,544)     106,465      (19,326)
Policy transactions:
 Net premiums from policyholders..........    352,334      396,099      696,619
 Net transfers to policyholders for
  benefits and terminations...............   (677,332)    (192,421)    (317,999)
                                           ----------   ----------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions.......   (324,998)     203,678      378,620
                                           ----------   ----------    ---------
Total increase (decrease) in net assets ..   (342,542)     310,143      359,294
Net assets at beginning of period.........  1,139,861      829,718      470,424
                                           ----------   ----------    ---------
Net assets at end of period............... $  797,319   $1,139,861    $ 829,718
                                           ==========   ==========    =========

                                                EMERGING MARKETS SUBACCOUNT
                                             -----------------------------------
                                               2001         2000         1999
                                             ----------  -----------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..............  $  (2,905)  $   58,591    $ 15,170
 Realized gains (losses)...................   (512,242)      19,902       1,838
 Change in unrealized appreciation
  (depreciation) during the period.........    454,961     (571,486)     92,713
                                             ---------   ----------    --------
Net increase (decrease) in net assets
 resulting from operations.................    (60,186)    (492,993)    109,721
Policy transactions:
 Net premiums from policyholders...........    801,949    1,133,676     336,277
 Net transfers to policyholders for
  benefits and terminations................   (590,080)    (337,143)     (8,915)
                                             ---------   ----------    --------
Net increase in net assets resulting from
 policy transactions.......................    211,869      796,533     327,362
                                             ---------   ----------    --------
Total increase in net assets...............    151,683      303,540     437,083
Net assets at beginning of period..........    741,352      437,812         729
                                             ---------   ----------    --------
Net assets at end of period................  $ 893,035   $  741,352    $437,812
                                             =========   ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                   BOND INDEX SUBACCOUNT
                                              ----------------------------------
                                                 2001        2000        1999
                                              -----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income......................  $  132,221   $  6,712    $  2,701
 Realized gains (losses)....................      18,228       (607)     (1,613)
 Change in unrealized appreciation
  (depreciation) during the period..........     (26,418)     6,100      (1,753)
                                              ----------   --------    --------
Net increase (decrease) in net assets
 resulting from operations..................     124,031     12,205        (665)
Policy transactions:
 Net premiums from policyholders............   5,105,113    196,240      80,921
 Net transfers to policyholders for
  benefits and terminations.................    (129,767)   (16,742)    (20,596)
                                              ----------   --------    --------
Net increase in net assets resulting from
 policy transactions........................   4,975,346    179,498      60,325
                                              ----------   --------    --------
Total increase (decrease) in net assets.....   5,099,377    191,703      59,660
Net assets at beginning of period...........     265,912     74,209      14,549
                                              ----------   --------    --------
Net assets at end of period.................  $5,365,289   $265,912    $ 74,209
                                              ==========   ========    ========

                                                SMALL/MID CAP CORE SUBACCOUNT
                                               ----------------------------------
                                                 2001        2000        1999
                                               ----------  ---------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...............   $    (397)  $ 21,792    $  6,364
 Realized gains (losses)....................      (3,169)     1,505       1,093
 Change in unrealized appreciation
  (depreciation) during the period..........      25,735    (13,928)      4,719
                                               ---------   --------   ---------
Net increase in net assets resulting from
 operations.................................      22,169      9,369      12,176
Policy transactions:
 Net premiums from policyholders............     288,067    479,768      44,493
 Net transfers to policyholders for
  benefits and terminations ................    (364,419)    (6,951)    (12,003)
                                               ---------   --------    --------
Net increase (decrease) in net assets
 resulting from policy transactions.........     (76,352)   472,817      32,490
                                               ---------   --------    --------
Total increase (decrease) in net assets.....     (54,183)   482,186      44,666
Net assets at beginning of period...........     559,551     77,365      32,699
                                               ---------   --------   ---------
Net assets at end of period.................   $ 505,368   $559,551    $ 77,365
                                               =========   ========   =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                    HIGH YIELD BOND SUBACCOUNT
                                                ------------------------------------
                                                   2001          2000        1999
                                                ------------  -----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................   $    58,470   $   78,692    $  2,791
 Realized losses.............................      (133,868)     (12,114)       (396)
 Change in unrealized appreciation
  (depreciation) during the period...........       132,879     (188,735)     (1,172)
                                                -----------   ----------    --------
Net increase (decrease) in net assets
 resulting from operations...................        57,481     (122,157)      1,223
Policy transactions:
 Net premiums from policyholders.............       906,532    1,514,684      69,375
 Net transfers to policyholders for
  benefits and terminations..................    (1,363,474)     (88,711)         --
                                                -----------   ----------    --------
Net increase (decrease) in net assets
 resulting from policy transactions..........      (456,942)   1,425,973      69,375
                                                -----------   ----------    --------
Total increase (decrease) in net
assets.......................................      (399,461)   1,303,816      70,598
Net assets at beginning of period............     1,379,867       76,051       5,453
                                                -----------   ----------    --------
Net assets at end of period..................   $   980,406   $1,379,867    $ 76,051
                                                ===========   ==========    ========

                                                    TUNER CORE GROWTH SUBACCOUNT
                                                ------------------------------------
                                                    2001         2000         1999
                                                -----------   ----------    --------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)................   $    (1,561)  $   50,617    $ 18,189
 Realized gains (losses).....................       (91,201)      20,969      26,736
 Change in unrealized appreciation
  (depreciation) during the period...........       (12,342)    (120,040)     23,628
                                                -----------   ----------    --------
Net increase (decrease) in net assets
 resulting from operations...................      (105,104)     (48,454)     68,553
Policy transactions:
 Net premiums from policyholders.............       316,791      192,556     109,802
 Net transfers to policyholders for
  benefits and terminations..................      (219,789)     (31,415)    (45,555)
                                                -----------   ----------    --------
Net increase in net assets resulting from
 policy transactions.........................        97,002      161,141      64,247
                                                -----------   ----------    --------
Total increase (decrease) in net assets......        (8,102)     112,687     132,800
Net assets at beginning of period............       370,494      257,807     125,007
                                                -----------   ----------    --------
Net assets at end of period..................   $   362,392   $  370,494    $257,807
                                                ===========   ==========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,


                                             BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                             ----------------------------------------
                                                 2001           2000           1999
                                             -------------  -------------  ----------
Increase (decrease) in net assets
 from operations:
 Net investment income.................       $    8,649     $   87,962      $ 14,188
 Realized gains........................           71,897         13,902        11,526
 Change in unrealized appreciation
  (depreciation) during the
  period...............................         (246,498)       (35,201)      122,734
                                              ----------     ----------      --------
Net increase (decrease) in net
 assets resulting from operations......         (165,952)        66,663       148,448
Policy transactions:
 Net premiums from policyholders.......        1,103,449        616,308       152,629
 Net transfers to policyholders
  for benefits and terminations........         (979,043)       (39,267)      (31,332)
                                              ----------     ----------      --------
Net increase in net assets resulting
 from policy transactions..............          124,406        577,041       121,297
                                              ----------     ----------      --------
Total increase (decrease) in net
 assets................................          (41,546)       643,704       269,745
Net assets at beginning of period .....        1,169,206        525,502       255,757
                                              ----------     ----------      --------
Net assets at end of period............       $1,127,660     $1,169,206      $525,502
                                              ==========     ==========      ========

                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                             -----------------------------------------
                                                2001          2000            1999
                                             ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)..........       $  (2,728)    $ 130,136      $     8,771
 Realized gains (losses)...............         (50,194)       68,311          (59,550)
 Change in unrealized
  appreciation (depreciation)
  during the period....................          52,457      (175,994)          89,369
                                              ---------     ---------      -----------
Net increase (decrease) in net
 assets resulting from
 operations............................            (465)       22,453           38,590
Policy transactions:
 Net premiums from policyholders.......         445,490       219,803          103,675
 Net transfers to policyholders
  for benefits and terminations........        (501,765)     (179,523)      (2,221,410)
                                              ---------     ---------      -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions..........................         (56,275)       40,280       (2,117,735)
                                              ---------     ---------      -----------
Total increase (decrease) in net
 assets................................         (56,740)       62,733       (2,079,145)
Net assets at beginning of
 period................................         516,716       453,983        2,533,128
                                              ---------     ---------      -----------
Net assets at end of period............       $ 459,976     $ 516,716      $   453,983
                                              =========     =========      ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                         CLIFTON ENHANCED US EQUITY SUBACCOUNT
                                        ----------------------------------------
                                           2001          2000           1999*
                                        ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income.................   $ 1,117       $ 3,190        $ 1,374
 Realized gains (losses)...............      (826)          302             11
 Change in unrealized appreciation
  (depreciation) during the period.....    (3,148)       (5,562)         1,285
                                          -------       -------        -------
Net increase (decrease) in net
 assets resulting from operations......    (2,857)       (2,070)         2,670
Policy transactions:
 Net premiums from policyholders.......    10,070        16,541         15,505
 Net transfers to policyholders for
  benefits and terminations............    (2,449)       (9,351)            --
                                          -------       -------        -------
Net increase in net assets resulting
 from policy transactions..............     7,621         7,190         15,505
                                          -------       -------        -------
Total increase in net assets...........     4,764         5,120         18,175
Net assets at beginning of period......    23,295        18,175             --
                                          -------       -------        -------
Net assets at end of period............   $28,059       $23,295        $18,175
                                          =======       =======        =======

                                                                                      LARGE CAP                  FUNDAMENTAL
                                                                             AGGRESSIVE GROWTH SUBACCOUNT     GROWTH SUBACCOUNT
                                                                             -----------------------------  -----------------------
                                                                                 2001           2000**       2001        2000**
                                                                             -------------  --------------  --------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..............................................     $  (11)        $   30       $   (62)   $     1,351
 Realized losses............................................................       (68)            (8)         (340)           (10)
 Change in unrealized depreciation during the period........................      (216)          (616)       (3,866)        (1,226)
                                                                                ------         ------       -------    -----------
Net increase (decrease) in net assets resulting from operations.............      (295)          (594)       (4,268)           115
Policy transactions:
 Net premiums from policyholders............................................         5          2,528         9,554      9,264,914
 Net transfers to policyholders for benefits and terminations...............      (120)            --        (7,743)    (9,251,776)
                                                                                ------         ------       -------    -----------
Net increase (decrease) in net assets resulting from policy transactions....      (115)         2,528         1,811         13,138
                                                                                ------         ------       -------    -----------
Total increase (decrease) in net assets.....................................      (410)         1,934        (2,457)        13,253
Net assets at beginning of period...........................................     1,934             --        13,253             --
                                                                                ------         ------       -------    -----------
Net assets at end of period ................................................    $1,524         $1,934       $10,796    $    13,253
                                                                                ======         ======       =======    ===========

 -------------------------

  * From May 1, 1999 (commencement of operations).
 ** From April 24, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                              AIM V.I. VALUE     FIDELITY VIP GROWTH
                                                SUBACCOUNT            SUBACCOUNT
                                             ------------------  --------------------
                                              2001      2000*      2001        2000*
                                             --------  --------  ----------  --------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)..........      $   (44)  $   230    $   (18)     $   (6)
 Realized losses.......................         (503)      (11)    (1,445)         (7)
 Change in unrealized appreciation
  (depreciation) during the
  period...............................       (1,395)   (1,068)       469        (525)
                                             -------   -------    -------      ------
Net decrease in net assets
 resulting from operations.............       (1,942)     (849)      (994)       (538)
Policy transactions:
 Net premiums from policyholders.......       12,072    12,213      1,474       5,160
 Net transfers to policyholders
  for benefits and terminations........       (3,006)   (6,072)    (4,037)       (394)
                                             -------   -------    -------      ------
Net increase (decrease) in net
 assets resulting from policy
 transactions..........................        9,066     6,141     (2,563)      4,766
                                             -------   -------    -------      ------
Total increase (decrease) in net
 assets................................        7,124     5,292     (3,557)      4,228
Net assets at beginning of period......        5,292        --      4,228          --
                                             -------   -------    -------      ------
Net assets at end of period......            $12,416   $ 5,292    $   671      $4,228
                                             =======   =======    =======      ======

                                                 FIDELITY VIP II CONTRAFUND
                                                         SUBACCOUNT
                                                 --------------------------
                                                     2001           2000*
                                                 -------------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment loss..........................     $   (24)        $   (12)
 Realized losses..............................        (958)             (4)
 Change in unrealized depreciation during the
  period......................................        (616)           (366)
                                                   -------         -------
Net decrease in net assets resulting from
 operations...................................      (1,598)           (382)
Policy transactions:
 Net premiums from policyholders..............      10,866          13,880
 Net transfers to policyholders for benefits
  and terminations............................      (3,652)         (6,991)
                                                   -------         -------
Net increase in net assets resulting from
 policy transactions..........................       7,214           6,889
                                                   -------         -------
Total increase in net assets..................       5,616           6,507
Net assets at beginning of period.............       6,507              --
                                                   -------         -------
Net assets at end of period...................     $12,123         $ 6,507
                                                   =======         =======

 -------------------------
 * From April 24, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                         MFS NEW          V.A. STRATEGIC
                                                    DISCOVERY SERIES          INCOME
                                                       SUBACCOUNT           SUBACCOUNT
                                                   --------------------  ---------------
                                                     2001      2000*          2001**
                                                   -------    ---------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)................      $  2,735   $    (19)      $     3
 Realized gains (losses).....................        (1,901)        (7)            1
 Change in unrealized appreciation
  (depreciation) during the period...........          (743)       197             1
                                                   --------   --------       -------
Net increase in net assets resulting
 from operations.............................            91        171             5
Policy transactions:
 Net premiums from policyholders.............       102,334     37,394         2,513
 Net transfers to policyholders for
  benefits and terminations..................       (14,675)   (18,758)       (2,374)
                                                   --------   --------       -------
Net increase in net assets resulting
 from policy transactions....................        87,659     18,636           139
                                                   --------   --------       -------
Total increase in net assets.................        87,750     18,807           144
Net assets at beginning of period............        18,807         --            --
                                                   --------   --------       -------
Net assets at end of period..................      $106,557   $ 18,807       $   144
                                                   ========   ========       =======

                                              HEALTH    INTERNATIONAL   LARGE/MIDCAP
                                             SCIENCES      EQUITY          VALUE
                                            SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
                                            ----------  -------------  -------------
                                              2001**       2001**          2001**
                                            ----------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)...........     $   (3)       $   (1)      $    2,357
 Realized losses........................         (1)           --           (5,237)
 Change in unrealized appreciation
  (depreciation) during the period......        (22)            7           (4,848)
                                             ------        ------       ----------
Net increase (decrease) in net
 assets resulting from operations.......        (26)            6           (7,728)
Policy transactions:
 Net premiums from policyholders........      3,403         1,026        4,400,939
 Net transfers to policyholders for
  benefits and terminations.............        (29)           --               --
                                             ------        ------       ----------
Net increase in net assets resulting
 from policy transactions...............      3,374         1,026        4,400,939
                                             ------        ------       ----------
Total increase in net assets............      3,348         1,032        4,393,211
Net assets at beginning of period.......         --            --               --
                                             ------        ------       ----------
Net assets at end of period.............     $3,348        $1,032       $4,393,211
                                             ======        ======       ==========

--------------------------

 * From April 24, 2000 (commencement of operations).
 ** From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                       MFS
                         SMALL CAP     AIM V.I.      RESEARCH      TEMPLETON
                           VALUE     GROWTH SERIES    SERIES     INTERNATIONAL
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                         ----------  -------------  ----------  ---------------
                           2001*         2001*        2001*          2001*
                         ----------  -------------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)..............    $    58       $    2       $   (2)        $   (3)
 Realized gains
  (losses)............       (144)          --            1              1
 Change in unrealized
  appreciation during
  the period..........      2,861           68          114             83
                          -------       ------       ------         ------
Net increase in net
 assets resulting from
 operations...........      2,775           70          113             81
Policy transactions:
 Net premiums from
  policyholders.......     34,295        1,655        1,655          2,069
 Net transfers to
  policyholders for
  benefits and
  terminations........     (5,922)         (13)         (14)           (17)
                          -------       ------       ------         ------
Net increase in net
 assets resulting from
 policy transactions..     28,373        1,642        1,641          2,052
                          -------       ------       ------         ------
Total increase in net
 assets...............     31,148        1,712        1,754          2,133
Net assets at beginning
 of period............         --           --           --             --
                          -------       ------       ------         ------
Net assets at end of
 period...............    $31,148       $1,712       $1,754         $2,133
                          =======       ======       ======         ======

 -------------------------
 *From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

1. ORGANIZATION

John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHLICO. Currently, the Account funds the UV VLI Class #1, UV VLI Class #2, UV MVL Class #3, UV Flex Class #4, UV Flex II Class #5, UV VEP Class #7, UV VEP Class #8, UV VEP Class #9, NY MEVL3 Class #13, NY MVUL98 Class #14, NY VCOLI1 Class #15, NY VCOLI2 Class #16, and NY VCOLI3 Class #17 Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-nine subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other Outside Investment Trusts (Outside Trust). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust, or to the Outside Trust, or as other investment options are developed and made available to policyholders. The thirty-nine Portfolios of the Trust, Declaration Trust, and the Outside Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, MFS New Discovery Series, V.A. Strategic Income, Health Sciences, International Equity, Large/ Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth Series, MFS Research Series, and Templeton International II Portfolios. Each portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                          NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from portfolios/JHLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/ from either the respective portfolio and/or John Hancock Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

4. NEW AUDIT GUIDE

Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001.
 Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

5. DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust at December 31, 2001 were as follows:


                                         SHARES
             SUBACCOUNT                   OWNED       COST           VALUE
-------------------------------------  ----------  ------------  --------------
Large Cap Growth ...................    2,623,627  $ 57,185,452   $ 40,778,508
Active Bond ........................   10,175,029    97,694,098     97,207,604
International Equity Index .........      432,725     6,967,156      5,224,610
Small Cap Growth ...................      414,200     6,562,618      4,876,292
Global Balanced ....................      379,126     3,256,776      3,248,070
Mid Cap Growth .....................    1,788,114    28,987,247     17,593,663
Large Cap Value ....................    1,653,036    23,170,864     23,397,684
Money Market .......................   20,091,408    20,091,408     20,091,408
Small/Mid Cap Growth ...............      600,897     8,631,789      8,467,406
Real Estate Equity .................      407,874     5,396,915      5,525,379
Growth & Income ....................   16,569,601   265,476,417    197,711,222
Managed ............................    7,248,546   102,582,559     94,814,008
Short Term Bond ....................      104,302     1,057,065      1,054,613
Small Cap Equity Portfolio .........      527,967     4,993,102      4,641,466
International Opportunities ........    1,281,466    14,273,081     11,919,734
Equity Index .......................    3,480,909    65,793,278     51,694,821
Global Bond ........................       81,878       826,341        797,319
Emerging Markets ...................      138,705       916,897        893,036
Bond Index .........................      542,637     5,387,511      5,365,289
Small/Mid Cap CORE .................       51,482       486,954        505,368
High Yield Bond ....................      143,544     1,037,452        980,405
Turner Core Growth .................       27,044       441,220        362,393
Brandes International Equity .......       91,161     1,280,573      1,127,660
Frontier Capital Appreciation ......       27,169       461,198        459,976
Clifton Enhanced US Equity .........        2,069        35,484         28,059
Large Cap Aggressive Growth ........          188         2,356          1,524
Fundamental Growth .................        1,273        15,888         10,796
AIM V.I. Value .....................        5,532        14,880         12,416
Fidelity VIP Growth ................           20           727            671
Fidelity VIP II Contrafund .........          604        13,106         12,123
MFS New Discovery Series ...........        6,978       107,103        106,557
V.A. Strategic Income ..............           16           143            144
Health Sciences Fund ...............          341         3,370          3,348
International Equity ...............          137         1,025          1,032
Large/Mid Cap Value ................      411,986     4,398,059      4,393,211
Small Cap Value ....................        2,264        28,288         31,149
AIM V.I. Growth Series .............          105         1,644          1,712
MFS Research Series ................          122         1,640          1,754
Templeton International ............          182         2,050          2,133

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust during 2001 were as follows:


     SUBACCOUNT                                       PURCHASES       SALES
     ----------                                       ---------       -----
Large Cap Growth .................................   $10,804,464   $ 3,042,541
Active Bond ......................................    16,609,722     7,469,708
International Equity Index .......................     1,185,789       993,377
Small Cap Growth .................................     1,648,903     2,511,644
Global Balanced ..................................     3,149,776        69,865
Mid Cap Growth ...................................    12,345,246     2,849,824
Large Cap Value ..................................     9,841,981     1,226,858
Money Market .....................................    15,460,482    19,348,199
Small/Mid Cap Growth .............................     3,467,498     1,034,469
Real Estate Equity ...............................     1,668,166     1,690,773
Growth & Income ..................................    13,637,246    12,552,806
Managed ..........................................     8,042,371     6,853,899
Short Term Bond ..................................     1,003,940       312,720
Small Cap Equity .................................     2,687,802     2,215,133
International Opportunities ......................     8,249,954     4,312,700
Equity Index .....................................    14,738,704     4,705,379
Global Bond ......................................       350,575       643,185
Emerging Markets .................................       752,255       543,290
Bond Index .......................................     5,382,722       266,363
Small/Mid Cap CORE ...............................       540,923       617,672
High Yield Bond ..................................     1,143,455     1,541,928
Turner Core Growth ...............................       316,156       220,714
Brandes International Equity .....................     1,072,801       896,044
Frontier Capital Appreciation ....................       482,709       537,110
Clifton Enhanced US Equity .......................        11,334         2,596
Large Cap Aggressive Growth ......................            --           126
Fundamental Growth ...............................         2,150           401
AIM V.I. Value ...................................        10,887         1,614
Fidelity VIP Growth ..............................         1,088         3,397
Fidelity VIP II Contrafund .......................        11,048         3,694
MFS New Discovery Series .........................        97,625         7,106
V.A. Strategic Income ............................           242           100
Health Sciences Fund .............................         3,402            31
International Equity .............................         1,034             9
Large/Mid Cap Value ..............................     4,503,258        99,962
Small Cap Value ..................................        34,680         6,084
AIM V.I. Growth Series ...........................         1,659            15
MFS Research Series ..............................         1,655            16
Templeton International ..........................         2,068            19

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

6. UNIT VALUES

A summary of unit values and units outstanding for variable life contracts and the expense and the investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                      AT DECEMBER 31, 2001               FOR THE YEAR OR PERIODS ENDED DECEMBER 31, 2001
                              ------------------------------------  ---------------------------------------------------------
                                                                                                               TOTAL
                                          UNIT FAIR                                                            RETURN***
                               UNITS     VALUE LOWEST      ASSETS     EXPENSE RATIO*    INVESTMENT           LOWEST TO
         SUBACCOUNT           (000S)      TO HIGHEST       (000S)   LOWEST TO HIGHEST  INCOME RATIO**           HIGHEST
         ----------           ------     ------------      ------   -----------------  --------------           -------
Large Cap Growth                 627   $14.90 to $58.93   $ 43,595    0.05% to 0.625%       0.98%        (18.04)% to 49.00%/e/
Active Bond                    1,941    13.84 to 66.70     108,818     0.05 to 0.625        7.87           6.80 to 38.40/e/
International Equity Index       221    10.19 to 19.15       5,654     0.05 to 0.625        2.70          (20.79) to 1.90/e/
Small Cap Growth                 330    14.70 to 16.83       4,876     0.05 to 0.625          --/c/        (13.12) to 68.30
Global Balanced                  291    10.88 to 11.56       3,248     0.60 to 0.625        0.57           (7.08) to (6.99)
Mid Cap Growth                 1,234    14.20 to 16.04      17,594     0.05 to 0.625          --/c/       (37.33) to 60.40/e/
Large Cap Value                1,282    15.89 to 18.90      23,398     0.05 to 0.625        1.83           0.66 to 58.90/e/
Money Market                     684    12.56 to 34.50      22,329     0.05 to 0.625        5.38           3.29 to 25.60/e/
Small/Mid Cap Growth             388    14.38 to 23.01       8,467     0.05 to 0.625          --/c/        2.00 to 121.80/e/
Real Estate Equity               133    13.29 to 32.43       5,901     0.05 to 0.625        5.72           5.07 to 32.90/e/
Growth & Income                1,818    13.99 to 137.76    230,297     0.05 to 0.625        1.94          (16.00) to 39.90/e/
Managed                        1,273    14.88 to 45.24     108,762     0.60 to 0.625        3.72           (3.47) to (3.41)
Short Term Bond                   70    13.29 to 15.68       1,055     0.05 to 0.625        5.62          (11.57) to 32.90/e/
Small Cap Equity                 436    10.30 to 11.04       4,641     0.05 to 0.625        0.09           (4.40) to 3.00/e/
International Opportunities    1,104    10.52 to 11.18      11,920     0.05 to 0.625        1.07          (21.41) to 5.20/e/
Equity Index                   2,838    15.82 to 18.87      51,695     0.05 to 0.625        1.52          (12.54) to 58.20/e/
Global Bond                       60    12.73 to 13.63         797     0.05 to 0.625        4.57          (2.07) to 27.30/e/
Emerging Markets                 122     7.29 to 7.46          893     0.05 to 0.625        0.31         (26.20) to (4.07)/e/
Bond Index                       436    12.30 to 12.58       5,365     0.60 to 0.625        6.46             6.86 to 7.22
Small/Mid Cap CORE                45    11.19 to 11.44         505     0.60 to 0.625        0.71            (0.36) to 0.09
High Yield Bond                  108     9.08 to 9.29          980     0.50 to 0.625       10.50           (8.00) to 1.68/e/
Turner Core Growth                21    16.67 to 19.69         362     0.50 to 0.625        0.14          (24.04) to 66.70/e/
Brandes International Equity      71    15.28 to 16.10       1,128     0.50 to 0.625        1.55          (13.33) to 61.00/e/
Frontier Capital Appreciation     21    19.76 to 24.69         460     0.50 to 0.625    0.60 to 0.625     (2.09) to 97.60/e/
Clifton Enhanced US Equity         3    10.25 to 13.83          28         0.60         0.60 to 0.625           (13.50)
Large Cap Aggressive Growth       --/a/  6.71 to 8.33            2        0.625               --/c/             (15.34)
Fundamental Growth                 2     6.12 to 10.16          11        0.625               --/c/             (32.72)
AIM V.I. Value                     2     7.13 to 29.72          12   0.525 to 0.625         0.19          (13.17) to (12.95)
Fidelity VIP Growth               --/a/  7.12 to 71.07           1        0.625               --/c/             (18.22)
Fidelity VIP II Contrafund         1     8.26 to 27.72          12   0.575 to 0.625         0.43          (13.06) to (12.86)
MFS New Discovery Series          11     9.12 to 16.49         107   0.575 to 0.625         5.14           (5.69) to (5.59)
V.A. Strategic Income             --/a/ 10.33 to 13.79          --/b/     0.625             3.11/d/             3.30/f/
Health Sciences Fund              --/a/  9.77 to 9.81            3        0.625               --/c/            (2.30)/f/
International Equity              --/a/  8.03 to 8.43            1        0.625               --/c/           (16.00)/f/
Large/Mid Cap Value              322     9.40 to 16.44       4,393     0.50 to 0.625        0.30/d/       (6.00) to 64.40/f/
Small Cap Value                    3    10.44 to 16.79          31     0.50 to 0.625        0.97/d/         4.40 to 4.80/f/
AIM V.I. Growth Series            --/a/  8.44 to 20.77           2        0.625             0.34/d/          (15.60)/f/
MFS Research Series               --/a/  8.61 to 18.67           2        0.625               --/c/          (14.10)/f/
Templeton International           --/a/  8.17 to 8.19            2        0.60                --/c/          (18.30)/f/

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

 * These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

 ** These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccounts invest.

 *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the commencement date through the end of the reporting period.

  a. Total accumulation units not greater than 500 units.

  b. Total assets not greater than $500.

  c. Portfolio distributed no dividends during the year.

  d. From May 1, 2001 (commencement of operations). Investment Income Ratio is annualized.

  e. From July 20, 2001 (inception of investment option). $10.00 initial offering price.

  f. From May 1, 2001 (inception of investment option). $10.00 initial offering price.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                      PAGE   KEY WORD OR PHRASE                               PAGE
Account ...............................   33   Option A; Option B; Option M .................     14
account value .........................    7   optional extra death benefit feature .........     15
attained age ..........................    9   owner ........................................      5
beneficiary ...........................   44   partial withdrawal ...........................     13
business day ..........................   33   partial withdrawal charge ....................      9
changing Option A or B ................   17   payment options ..............................     17
changing the Sum Insured ..............   16   Planned Premium ..............................      6
charges ...............................    9   policy anniversary ...........................     34
Code ..................................   39   policy year ..................................     34
cost of insurance rates ...............    8   premium; premium payment .....................      5
date of issue .........................   34   prospectus ...................................      2
death benefit .........................    5   receive; receipt .............................     20
deductions ............................    8   reinstate; reinstatement .....................      7
enhanced cash value rider .............   16   sales charges ................................      8
expenses of the Series Funds ..........    9   SEC ..........................................      2
fixed investment option ...............   33   Separate Account UV ..........................     34
full surrender.........................   13   Series Funds .................................      2
funds .................................    2   Servicing Office .............................      2
grace period ..........................    7   special loan account .........................     14
insurance charge ......................    9   subaccount ...................................     33
insured person ........................    5   Sum Insured ..................................     14
investment options ....................    1   surrender ....................................      5
John Hancock ..........................   33   surrender value ..............................     13
lapse .................................    7   Target Premium ...............................      8
loan ..................................   13   tax considerations ...........................     39
loan interest .........................   13   telephone transfers ..........................     20
maximum premiums ......................    6   transfers of account value ...................     13
Minimum Initial Premium ...............   34   variable investment options ..................      1
minimum insurance amount ..............   15   we; us .......................................     33
minimum premiums ......................    6   withdrawal ...................................     13
modified endowment contract ...........   41   withdrawal charges ...........................      9
monthly deduction date ................   35   you; your ....................................      5
mortality and expense risk charge .....    9

                          SUPPLEMENT DATED MAY 1, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This Supplement is intended to be distributed with prospectuses dated May 1, 2002 for certain variable life insurance policies that were issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance Company ("JHVLICO") before May 1, 2002 ("Product Prospectuses").

The variable life insurance policies involved currently bear the title "MAJESTIC VARIABLE COLI," "MAJESTIC VARIABLE ESTATE PROTECTION," "MAJESTIC VARIABLE ESTATE PROTECTION 98," "MAJESTIC VARIABLE UNIVERSAL LIFE," "MAJESTIC VARIABLE UNIVERSAL LIFE 98," "MEDALLION EXECUTIVE VARIABLE LIFE," "MEDALLION EXECUTIVE VARIABLE LIFE II," "MEDALLION EXECUTIVE VARIABLE LIFE III," "MEDALLION VARIABLE UNIVERSAL LIFE EDGE," "MEDALLION VARIABLE UNIVERSAL LIFE PLUS," "VARIABLE ESTATE PROTECTION," VARIABLE ESTATE PROTECTION EDGE," "VARIABLE ESTATE PROTECTION PLUS" or "VARIABLE MASTER PLAN PLUS."

Policies Issued Between May 1, 2001 and April 30, 2002 - One Additional Variable Investment Option

     If your policy was issued between May 1, 2001 and April 30, 2002, you may currently invest in one additional variable investment option:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                   MANAGED BY
-----------------------------                -------------
International Opportunities B* ............  T. Rowe Price International, Inc.
--------------------------------------------------------------------------------
  *    International Opportunities B was formerly "International Equity."

Policies Issued Before May 1, 2001 - Two Additional Variable Investment Options

     If your policy was issued before May 1, 2001, you may currently invest in two additional variable investment options:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                  MANAGED BY
-----------------------------               -------------
International Opportunities B* ............ T. Rowe Price International, Inc.
Templeton Foreign Securities** ............ Templeton Investment Counsel, Inc.
--------------------------------------------------------------------------------
  *  International Opportunities B was formerly "International Equity."
  ** Templeton Foreign Securities was formerly "Templeton International
     Securities."

Additional Investment Options - General Information

     We may modify or delete either of these variable investments options in the future. The additional variable investment options are subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (including "How can you change your policy's investment allocations?" in the Basic Information section of the prospectus.)

Expenses of the Funds

     If you select an additional investment option that is available to you, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I or in the corresponding fund of the Franklin Templeton Variable Insurance Products Trust (the "VIP Trust"). In the prospectus, the term funds includes these corresponding funds and the term Series Funds includes the VIP Trust.

     The following table supplements the fund expense table, and the accompanying notes, that appear in the Basic Information section of the Product Prospectuses after the question "What charges will the Series Funds deduct from your investment in the policy?"

                                                                                        ----------------
                                                                                          Total Fund          Total Fund
                                         Investment  Distribution and  Other Operating    Operating            Operating
                                         Management      Service        Expenses With    Expenses With      Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement       Reimbursement
---------                                ----------  ----------------  ---------------  --------------    ------------------
JOHN HANCOCK VARIABLE SERIES TRUST
 I (NOTE 1):
International Opportunities B .........    1.20%           N/A             0.10%            1.30%               1.41%


FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST - CLASS
 2 SHARES (NOTE 2):
Templeton Foreign Securities ..........    0.69%          0.25%            0.22%            1.15%               1.16%
                                                                                        ----------------

     (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses the International Opportunities B Fund when that fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for International Opportunities B are calculated as if the current management fee schedule, which became effective October 1, 2001, was in effect for all of 2001.
     (2) The Franklin Templeton Variable Insurance Products Trust funds' class 2 distribution plan or "rule 12b-1 plan" is described in the funds' prospectus. For the Templeton Foreign Securities Fund, the "Total Fund Operating Expenses with Reimbursement" reflects a management fee reduction of 0.01%. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

THIS SUPPLEMENT AMENDS THE PRODUCT PROSPECTUSES. IT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2002 FOR THE JOHN HANCOCK VARIABLE SERIES TRUST I AND A PROSPECTUS DATED MAY 1, 2002 FOR THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST THAT CONTAIN DETAILED INFORMATION ABOUT THE CORRESPONDING FUNDS FOR THE ADDITIONAL VARIABLE INVESTMENT OPTIONS. BE SURE TO READ THE PROSPECTUS FOR THE APPLICABLE FUND BEFORE SELECTING AN ADDITIONAL VARIABLE INVESTMENT OPTION.